METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------

[SIDEBAR: Deferred Annuities Available: . TSA . TSA ERISA . Simplified Employee Pensions (SEPs) . SIMPLE Individual Retirement Annuities . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) .403(a) Arrangements Classes Available for each Deferred Annuity . B . C . L]
    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.




BLACKROCK MONEY MARKET                                    BLACKROCK INVESTMENT TRUST
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT (FORMERLY,       AMERICAN FUNDS GROWTH-INCOME
SALOMON BROTHERS U.S. GOVERNMENT)                         METLIFE STOCK INDEX
BLACKROCK BOND INCOME                                     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
AMERICAN FUNDS BOND                                       FI MID CAP OPPORTUNITIES
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                   LAZARD MID-CAP (FORMERLY, MET/AIM MID CAP CORE
PIMCO TOTAL RETURN                                        EQUITY)
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES     METLIFE MID CAP STOCK INDEX
(FORMERLY, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES) HARRIS OAKMARK INTERNATIONAL
LORD ABBETT BOND DEBENTURE                                MFS(R) RESEARCH INTERNATIONAL
PIMCO INFLATION PROTECTED BOND                            MORGAN STANLEY EAFE(R) INDEX
MFS(R) TOTAL RETURN                                       BLACKROCK LEGACY LARGE CAP GROWTH
CALVERT SOCIAL BALANCED                                   FI LARGE CAP
NEUBERGER BERMAN REAL ESTATE                              AMERICAN FUNDS GROWTH
HARRIS OAKMARK FOCUSED VALUE                              OPPENHEIMER CAPITAL APPRECIATION
BLACKROCK LARGE CAP VALUE                                 T. ROWE PRICE LARGE CAP GROWTH
DAVIS VENTURE VALUE                                       LOOMIS SAYLES SMALL CAP
FI VALUE LEADERS                                          RUSSELL 2000(R) INDEX
HARRIS OAKMARK LARGE CAP VALUE                            T. ROWE PRICE MID-CAP GROWTH
NEUBERGER BERMAN MID CAP VALUE                            FRANKLIN TEMPLETON SMALL CAP GROWTH
BLACKROCK STRATEGIC VALUE                                 MET/AIM SMALL CAP GROWTH
THIRD AVENUE SMALL CAP VALUE                              T. ROWE PRICE SMALL CAP GROWTH
                                                          RCM GLOBAL TECHNOLOGY
                                      ASSET ALLOCATION PORTFOLIOS
METLIFE CONSERVATIVE ALLOCATION                           METLIFE MODERATE TO AGGRESSIVE ALLOCATION
METLIFE CONSERVATIVE TO MODERATE ALLOCATION               METLIFE AGGRESSIVE ALLOCATION
METLIFE MODERATE ALLOCATION
                                EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
CYCLICAL GROWTH ETF                                       CYCLICAL GROWTH AND INCOME ETF

HOW TO LEARN MORE:

[SIDEBAR: A word about investment risk: An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT: . a bank deposit or obligation; . federally insured or guaranteed; or . endorsed by any bank or other financial institution.]

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 100 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
(800) 638-7732
                                                                      [GRAPHIC]

                                 [LOGO] Metlife

                                   [GRAPHIC]


 DEFERRED
 ANNUITIES
 AVAILABLE:

   .  TSA
   .  TSA ERISA
   .  Simplified Employee Pensions (SEPs)
   .  SIMPLE Individual Retirement Annuities

   . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) . 403(a) Arrangements

 CLASSES AVAILABLE
 FOR EACH
 DEFERRED ANNUITY

   .  B
   .  C
   .  L


 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

[SIDEBAR: TABLE OF CONTENTS]

          Important Terms You Should Know.........................  5
          Table of Expenses.......................................  8
          MetLife................................................. 17
          Metropolitan Life Separate Account E.................... 17
          Variable Annuities...................................... 17
              The Deferred Annuity................................ 18
          Classes of the Deferred Annuity......................... 19
          Your Investment Choices................................. 22
          Deferred Annuities...................................... 27
              The Deferred Annuity and Your Retirement Plan....... 27
              Automated Investment Strategies..................... 28
              Purchase Payments................................... 29
                  Allocation of Purchase Payments................. 29
                  Limits on Purchase Payments..................... 29
              The Value of Your Investment........................ 30
              Transfer Privilege.................................. 31
              Access to Your Money................................ 34
                  Systematic Withdrawal Program................... 34
                  Minimum Distribution............................ 36
              Charges............................................. 36
                  Separate Account Charge......................... 36
                  Investment-Related Charge....................... 37
              Annual Contract Fee................................. 37
                  Optional Guaranteed Minimum Income Benefit...... 38
              Premium and Other Taxes............................. 38
              Withdrawal Charges.................................. 38
                  When No Withdrawal Charge Applies............... 39
              Free Look........................................... 41
              Death Benefit -- Generally.......................... 41
                  Standard Death Benefit.......................... 42
              Optional Benefits................................... 43
                  Annual Step-Up Death Benefit.................... 43
                  Guaranteed Minimum Income Benefit............... 44
              Pay-Out Options (or Income Options)................. 52
              Income Payment Types................................ 52
              Allocation.......................................... 53
              Minimum Size of Your Income Payment................. 53
              The Value of Your Income Payments................... 54
              Reallocation Privilege.............................. 55
              Charges............................................. 58
          General Information..................................... 59
              Administration...................................... 59
                  Purchase Payments............................... 59
                  Confirming Transactions......................... 59
                  Processing Transactions......................... 60
                     By Telephone or Internet..................... 60
                     After Your Death............................. 61

                    Third Party Requests..........................  61
                    Valuation -- Suspension of Payments...........  61
             Advertising Performance..............................  62
             Changes to Your Deferred Annuity.....................  64
             Voting Rights........................................  65
             Who Sells the Deferred Annuities.....................  66
             Financial Statements.................................  68
             Your Spouse's Rights.................................  69
             When We Can Cancel Your Deferred Annuity.............  69
         Income Taxes.............................................  70
         Legal Proceedings........................................  88
         Appendix I Premium Tax Table.............................  89
         Appendix II What You Need To Know If You Are A Texas
           Optional Retirement Program Participant................  90
         Appendix III Accumulation Unit Values for Each Investment
           Division...............................................  91
         Appendix IV Portfolio Legal and Marketing Names..........
         Table of Contents for the Statement of Additional
           Information............................................ 100


MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                   [GRAPHIC]

                                   [graphic]

                                   [GRAPHIC]

                                   [GRAPHIC]
IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from the amount you have withdrawn from your Deferred Annuity, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU


In this Prospectus, depending on the context, "you" is the owner of the Deferred Annuity or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, "you" means the trustee or employer. Under 457(b), 403(a) and 403(b) plans where the participant or annuitant is permitted to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.............................                 None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).......             Up to 9%
Transfer Fee (2)...................................................... Current Charge: None
                                                             Maximum Guaranteed Charge: $25

/1/ A withdrawal charge may apply if you take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

     IF WITHDRAWN DURING CONTRACT YEAR              B CLASS C CLASS L CLASS
     ---------------------------------              ------- ------- -------
     1.............................................    9%    None      9%
     2.............................................    9%              8%
     3.............................................    9%              7%
     4.............................................    9%              6%
     5.............................................    8%              5%
     6.............................................    7%              4%
     7.............................................    6%              2%
     8.............................................    5%              0%
     9.............................................    4%              0%
     10............................................    3%              0%
     11............................................    2%              0%
     12............................................    1%              0%
     Thereafter....................................    0%              0%

    There are times when the withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year you may withdraw up to 10% of your Account Balance without a withdrawal charge. These withdrawals are made on a non-cumulative basis. For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the withdrawal charge for the B Class are as follows: during Contract Year 1:10%, Year 2:
    9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%,
    Year 9: 2%, Year 10: 1%, Year 11 and Thereafter: 0%.



    For Deferred Annuities issued in New Jersey and certain other states for TSA, SEP and SIMPLE IRA Contracts, the withdrawal charges for the B Class are as follows: during Contract Year 1: 9%; Year 2: 9%; Year 3: 8%; Year 4:
    7%; Year 5: 6%; Year 6: 5%; Year 7: 4%; Year 8: 3%; Year 9: 2%; Year 10:
    1%; Year 11 and thereafter: 0%.


/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

--------------------------------------------------------------------------------
     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.

      Annual Contract Fee (3)......................................... $30


     Current Separate Account Charge (as a percentage of your Account
     Balance) for all investment divisions except the American Funds
     Growth-Income, American Funds Growth, American Funds Bond and
     American Funds Global Small Capitalization Divisions (4)
                                                   B CLASS C CLASS L CLASS
     Death Benefit                                 ------- ------- -------
       Standard Death Benefit.....................  1.15%   1.45%   1.30%
       Optional Annual Step-Up Death Benefit......  1.25%   1.55%   1.40%

    Current Separate Account Charge (as a percentage of your Account
    Balance) for the American Funds Growth-Income, American Funds Growth,
    American Funds Bond and American Funds Global Small Capitalization
    Divisions and maximum guaranteed Separate Account charge (as a percentage of your Account Balance) for all future investment divisions
    (4)
                                                     B CLASS C CLASS L CLASS
    Death Benefit                                    ------- ------- -------
      Standard Death Benefit........................  1.40%   1.70%   1.55%
      Optional Annual Step-Up Death Benefit.........  1.50%   1.80%   1.65%
    Optional Guaranteed Minimum Income Benefit (5)..                   .35%


/3/ This fee may be waived under certain circumstances. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is deducted or if your Account Balance is at least $25,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if you take a total withdrawal of your Account Balance. This fee will not be deducted if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions, as shown in the table labeled "Current Separate Account Charge for the American Funds investment divisions and maximum guaranteed Separate Account Charge for all future investment divisions".

/5/ The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance and Separate Account balance (net of any loans). (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once you are in the pay-out phase of your Contract. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.

------------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds, which are Class 2 Portfolios, and the Calvert Social Balanced Portfolio. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


  Total Annual Metropolitan Fund, Calvert Fund, Met Investors  Minimum    Maximum
  Fund and American Funds Operating Expenses for the fiscal      0.54%      3.73%
  year ending December 31, 2005 (expenses that are deducted
  from these Funds' assets include management fees,
  distribution fees (12b-1 fees) and other expenses)
  After Waiver and/or Reimbursement of Expenses (6)(7)........   0.53%      1.44%


/6/ Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife
    Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interests, taxes and extraordinary expenses and underlying Portfolio investment management fees and expenses) as necessary to limit the total of such expenses to the annual percentage of average daily net assets of the following Portfolios as indicated:


        Portfolio                                             Percentage
        ---------                                             ----------
        MetLife Conservative Allocation Portfolio............    0.35%
        MetLife Conservative to Moderate Allocation Portfolio    0.35%
        MetLife Moderate Allocation Portfolio................    0.35%
        MetLife Moderate to Aggressive Allocation Portfolio..    0.35%
        MetLife Aggressive Allocation Portfolio..............    0.35%
        FI Large Cap Portfolio...............................    1.20%



    This waiver or agreement to pay is subject to the obligation of each class of the Portfolio (except FI Large Cap Portfolio) separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2007. The effect of such waiver and reimbursement is that performance results are increased.

    MetLife Advisers has also agreed to waive a portion of its investment management fee until at least April 30, 2007 for the following Portfolios in the percentage amounts specified below:



Portfolio                                           Waived Percentage
---------                                         -----------------
Loomis Sayles Small Cap Portfolio                       0.05% on all assets
Lehman Brothers(R) Aggregate Bond Index Portfolio       0.006% on all assets
MetLife Stock Index Portfolio                           0.007% on all assets
MetLife Mid Cap Stock Index Portfolio                   0.007% on all assets
Russell 2000(R) Index Portfolio                         0.007% on all assets
Morgan Stanley EAFE(R) Index Portfolio                  0.007% on all assets
BlackRock Bond Income Portfolio                         0.025% on assets in excess of $1 billion and less than $2 billion
BlackRock Money Market Portfolio                        0.005% on the first $500 million of assets and 0.015% on the next $500 million of assets
T. Rowe Price Large Cap Growth Portfolio                0.015% on the first $50 million of assets


    The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.


/7/ Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Limitation Agreement under which MetLife Investors has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2007, the following percentages: 1.35% for the Harris Oakmark International Portfolio, 1.05% for the Lazard Mid-Cap Portfolio, 1.20% for Third Avenue Small Cap Value Portfolio, 1.30% for the Met/AIM Small Cap Growth Portfolio, 1.25% for the MFS(R) Research International Portfolio, 1.15% for the Neuberger Berman Real Estate Portfolio, 1.00% for the Oppenheimer Capital Appreciation Portfolio, 0.90% for the PIMCO Inflation Protected Bond Portfolio, 1.35% for the RCM Global Technology Portfolio, 1.15% for the T. Rowe Price Mid-Cap Growth Portfolio, 0.80% for the Cyclical Growth ETF Portfolio and 0.80% for the Cyclical Growth and Income ETF Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by MetLife Investors may, with the approval of the Fund's Board of Trustees, be repaid by the applicable Portfolio to MetLife Investors. The effect of such waiver and reimbursement is that performance results are increased. See the attached prospectus for the Met Investors Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Investors and the Met Investors Fund.




  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL
  YEAR ENDING DECEMBER 31, 2005
                                                                                               ----------------------------
  (as a percentage of average net assets)                                          A+B+C=D                       D-E=F
  (8)(11)                                                             C             TOTAL                        TOTAL
                                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio
  (6)(9)(10)(19)..............................    0.35    0.25       0.07           0.67           0.01           0.66
Western Asset Management U.S. Government
  Portfolio (9)(24)...........................    0.54    0.25       0.07           0.86           0.00           0.86
BlackRock Bond Income Portfolio
  (6)(9)(12)(19)..............................    0.40    0.25       0.07           0.72           0.00           0.72
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (9)...............................    0.25    0.25       0.06           0.56           0.01           0.55
Western Asset Management Strategic Bond
  Opportunities Portfolio (9)(24).............    0.65    0.25       0.10           1.00           0.00           1.00
MFS(R) Total Return Portfolio (9)(26).........    0.57    0.25       0.16           0.98           0.00           0.98
Harris Oakmark Focused Value Portfolio (9)....    0.73    0.25       0.04           1.02           0.00           1.02
BlackRock Large Cap Value Portfolio (9)(19)...    0.70    0.25       0.15           1.10           0.00           1.10
Davis Venture Value Portfolio (9).............    0.72    0.25       0.04           1.01           0.00           1.01
FI Value Leaders Portfolio (9)................    0.66    0.25       0.07           0.98           0.00           0.98
Harris Oakmark Large Cap Value Portfolio (9)..    0.72    0.25       0.06           1.03           0.00           1.03
Neuberger Berman Mid Cap Value Portfolio (9)..    0.67    0.25       0.09           1.01           0.00           1.01
BlackRock Strategic Value Portfolio (9)(19)...    0.83    0.25       0.06           1.14           0.00           1.14
                                                                                               ----------------------------


  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL
  YEAR ENDING DECEMBER 31, 2005
                                                                                               ----------------------------
  (as a percentage of average net assets)                                          A+B+C=D                       D-E=F
  (8)(11)                                                             C             TOTAL                        TOTAL
                                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
BlackRock Investment Trust Portfolio (9)(19)..    0.49    0.25       0.06           0.80           0.00           0.80
MetLife Stock Index Portfolio (6).............    0.25    0.25       0.04           0.54           0.01           0.53
FI Mid Cap Opportunities Portfolio (9)(16)....    0.68    0.25       0.07           1.00           0.00           1.00
MetLife Mid Cap Stock Index Portfolio (6).....    0.25    0.25       0.09           0.59           0.01           0.58
Morgan Stanley EAFE(R) Index Portfolio (6)....    0.30    0.25       0.22           0.77           0.01           0.76
BlackRock Legacy Large Cap Growth Portfolio
  (9)(19).....................................    0.73    0.25       0.07           1.05           0.00           1.05
FI Large Cap Portfolio (6)(9)(25).............    0.80    0.25       0.06           1.11           0.00           1.11
T. Rowe Price Large Cap Growth Portfolio
  (6)(9)......................................    0.60    0.25       0.12           0.97           0.00           0.97
Loomis Sayles Small Cap Portfolio (6)(9)......    0.90    0.25       0.08           1.23           0.05           1.18
Russell 2000(R) Index Portfolio (6)...........    0.25    0.25       0.11           0.61           0.01           0.60
Franklin Templeton Small Cap Growth
  Portfolio (9)...............................    0.90    0.25       0.23           1.38           0.00           1.38
T. Rowe Price Small Cap Growth Portfolio (9)..    0.51    0.25       0.09           0.85           0.00           0.85
                                                                                               ----------------------------



  ASSET ALLOCATION PORTFOLIOS (21)
                                                                                 --------------------------------------------

                                                                                                              TOTAL EXPENSES
                                                                     A+B+C=D                       D-E=F      AFTER WAIVER/
                                                        C             TOTAL                        TOTAL      REIMBURSEMENT
                                     A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER      FOR
                                 MANAGEMENT 12B-1     BEFORE         WAIVER/        WAIVER/       WAIVER/       UNDERLYING
                                    FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT    PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio (6).................    0.10%   0.25%      0.95           1.30           0.95           0.35           0.63
MetLife Conservative to Moderate
  Allocation Portfolio (6)......    0.10%   0.25%      0.31           0.66           0.31           0.35           0.65
MetLife Moderate Allocation
  Portfolio (6).................    0.10%   0.25%      0.19           0.54           0.19           0.35           0.69
MetLife Moderate to Aggressive
  Allocation Portfolio (6)......    0.10%   0.25%      0.24           0.59           0.24           0.35           0.71
MetLife Aggressive Allocation
  Portfolio (6).................    0.10%   0.25%      1.66           2.01           1.66           0.35           0.72
                                                                                 --------------------------------------------


  ASSET ALLOCATION PORTFOLIOS (21)
                                 --------------
                                 TOTAL EXPENSES
                                    FOR THE
                                 PORTFOLIO AND
                                   UNDERLYING
                                   PORTFOLIOS
                                 AFTER WAIVER/
                                 REIMBURSEMENT
-----------------------------------------------
MetLife Conservative Allocation
  Portfolio (6).................      0.98
MetLife Conservative to Moderate
  Allocation Portfolio (6)......      1.00
MetLife Moderate Allocation
  Portfolio (6).................      1.04
MetLife Moderate to Aggressive
  Allocation Portfolio (6)......      1.06
MetLife Aggressive Allocation
  Portfolio (6).................      1.07
                                 --------------



  CALVERT FUND ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                  ----------------------------
(as a percentage of average net assets)                               A+B+C=D                       C-D=E
                                                         B             TOTAL                        TOTAL
                                            A      OTHER EXPENSES EXPENSES BEFORE       D       EXPENSES AFTER
                                        MANAGEMENT     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                           FEES    REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (13).    0.70%        0.22%          0.92%          0.00           0.92%
                                                                                  ----------------------------


  MET INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                               ----------------------------
  (as a percentage of average net assets)                                          A+B+C=D                       D-E=F
  (8)(11)                                                             C             TOTAL                        TOTAL
                                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio (18).............    0.50    0.25       0.07           0.82           0.00           0.82
Lord Abbett Bond Debenture Portfolio (9)(12)..    0.51    0.25       0.05           0.81           0.00           0.81
PIMCO Inflation Protected Bond Portfolio
  (7)(25).....................................    0.50    0.25       0.05           0.80           0.00           0.80
Neuberger Berman Real Estate Portfolio (7)(9).    0.67    0.25       0.03           0.95           0.00           0.95
Third Avenue Small Cap Value (7)(9)...........    0.75    0.25       0.05           1.05           0.00           1.05
Lazard Mid-Cap Portfolio (7)(9)(22)...........    0.70    0.25       0.09           1.04           0.00           1.04
Harris Oakmark International Portfolio
  (7)(9)(15)..................................    0.82    0.25       0.13           1.20           0.00           1.20
MFS(R) Research International Portfolio
  (7)(9)(18)..................................    0.74    0.25       0.23           1.22           0.00           1.22
Oppenheimer Capital Appreciation Portfolio
  (7)(9)(18)..................................    0.59    0.25       0.10           0.94           0.00           0.94
T. Rowe Price Mid-Cap Growth Portfolio (7)....    0.75    0.25       0.07           1.07           0.00           1.07
Met/AIM Small Cap Growth Portfolio (7)(9)(18).    0.90    0.25       0.11           1.26           0.00           1.26
RCM Global Technology Portfolio
  (7)(9)(18)(20)..............................    0.92    0.25       0.27           1.44           0.00           1.44
                                                                                               ----------------------------



                                                                                                            TOTAL EXPENSES
                                                                                                               FOR THE
                                                                   A+B+C=D                       D-E=F      PORTFOLIO AND
                                                      C             TOTAL                        TOTAL        UNDERLYING
                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER   PORTFOLIOS
                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/     AFTER WAIVER/
                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
EXCHANGE-TRADED FUNDS
PORTFOLIOS (23)
Cyclical Growth ETF Portfolio
  (7)(25).....................    0.45    0.25       1.89           2.59           1.79           0.80           1.18
Cyclical Growth and Income
  ETF Portfolio (7)(25).......    0.45    0.25       3.03           3.73           2.93           0.80           1.13






  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                                       --------------
                                                                                           A+B+C=D
  (as a percentage of average net assets) (8)(9)(11)                          C             TOTAL
                                                           A        B   OTHER EXPENSES EXPENSES BEFORE       E
                                                       MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/
                                                          FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------
      American Fund Bond Portfolio....................    0.43    0.25       0.01           0.69           0.00
      American Funds Growth-Income Portfolio..........    0.28    0.25       0.01           0.54           0.00
      American Funds Global Small
        Capitalization Portfolio......................    0.74    0.25       0.05           1.04           0.00
      American Funds Growth Portfolio.................    0.33    0.25       0.02           0.60           0.00
                                                                                                       --------------



  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                       --------------
                                                           D-E=F
  (as a percentage of average net assets) (8)(9)(11)       TOTAL
                                                       EXPENSES AFTER
                                                          WAIVER/
                                                       REIMBURSEMENT
---------------------------------------------------------------------
      American Fund Bond Portfolio....................      0.69
      American Funds Growth-Income Portfolio..........      0.54
      American Funds Global Small
        Capitalization Portfolio......................      1.04
      American Funds Growth Portfolio.................      0.60
                                                       --------------

/8/ Each of the Metropolitan Fund, Met Investors Fund, and American Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class B shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.

/9/ Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for each respective Fund.

/10/The BlackRock Money Market Portfolio is only available with a Deferred
    Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit.

/11/Total Expenses After Waiver/Reimbursement do not reflect any expense reductions resulting from voluntary waivers or trades placed with certain brokers. For more information, see the prospectus and SAI for each Fund.


/12/On April 29, 2002, the State Street Research Income Portfolio of the
    Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.

/13/"Other Expenses" are based on the Portfolio's most recent fiscal year. The management fees include the sub-advisory fees paid by the advisor, Calvert Asset Management Company, Inc., and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.

/14/On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio, which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.


/15/On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio. The management fee has been restated to reflect a new management fee schedule that became effective on December 1, 2005.


/16/Prior to the opening of business on May 3, 2004, the FI Mid Cap
    Opportunities Portfolio was merged into the Janus Mid Cap Portfolio and Fidelity Management & Research Company became sub-investment manager for the Portfolio which changed its name to FI Mid Cap Opportunities Portfolio.

/17/Prior to the opening of business on May 3, 2004, State Street Research
    Management Company became the sub-investment manager for the Alger Equity Growth Portfolio, which changed its name to State Street Research Large Cap Growth Portfolio.

 /18/Fees waived or expenses reimbursed by the investment manager of these Portfolios in prior years were repaid in the last fiscal year to the investment manager by these Portfolios with the approval of the Fund's Board of Trustees. These amounts are included in the "Other Expenses Before Reimbursement" column. The amounts per Portfolio are:


             Portfolio                                  Percentage
             ---------                                  ----------
             MFS(R) Research International Portfolio...    0.05
             Met/AIM Small Cap Growth Portfolio........    0.04
             Oppenheimer Capital Appreciation Portfolio    0.05
             PIMCO Total Return Portfolio..............    0.01
             RCM Global Technology Portfolio...........    0.14


 /19/Effective January 31, 2005, BlackRock Advisors, Inc. became the sub-investment manager for the State Street Research Money Market Portfolio, the State Street Research Bond Income Portfolio, the State Street Research Large Cap Value Portfolio, the State Street Research Investment Trust Portfolio, the State Street Research Large Cap Growth Portfolio and the State Street Research Aurora Portfolio, which changed their names, as shown in the following table:

Prior Portfolio Name                                         New Portfolio Name
--------------------                                         ------------------
State Street Research Aurora Portfolio.......... BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio..... BlackRock Bond Income Portfolio
State Street Research Investment Trust Portfolio BlackRock Investment Trust Portfolio
State Street Research Large Cap Growth Portfolio BlackRock Legacy Large Cap Growth Portfolio
State Street Research Large Cap Value Portfolio. BlackRock Large Cap Value Portfolio
State Street Research Money Market Portfolio.... BlackRock Money Market Portfolio


 /20/On January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio. The fee table does not reflect a brokerage commission recapture for the RCM Global Technology Portfolio. After the commission recapture, actual expenses for the RCM Global Technology Portfolio were 1.35%.

/21/These Portfolios are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Because these Portfolios invest in other underlying Portfolios, each of these Portfolios also will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the investment management fee. The total annual operating expenses of the Portfolios (before applicable fee waivers and expense reimbursements), including the total operating expenses of the underlying Portfolios (before any applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio; 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio; 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio and 2.73% for the MetLife Aggressive Allocation Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

/22/On December 19, 2005, Lazard Asset Management LLC become the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio which changed its name to Lazard Mid-Cap Portfolio. The management fee has been restated to reflect a new management fee schedule that became effective on December 19, 2005.

/23/Each Portfolio was designed on established principles of asset allocation.
    Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are: 0.33% for Cyclical Growth and Income ETF Portfolio, and 0.38% for the Cyclical Growth ETF Portfolio. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment company for the year ended December 31, 2005 (or in the case of Vanguard(R) U.S. Sector Index Funds, for the fiscal year ended August 31, 2005) according to such Underlying ETFs' and other investment companies' allocation targets in place as of December 31, 2005. See the prospectus for the portfolios for a description of the allocation targets for each portfolio.

/24/On April 28, 2006, Western Asset Management Company became the sub-investment manager for both the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brother U.S. Government Portfolio which changed their names as set forth below:



Old Portfolio Name                                              New Portfolio Name
------------------                                              ------------------
Salomon Brothers Strategic Bond Portfolio Western Asset Management Strategic Bond Opportunities Portfolio
Salomon Brother U.S. Government Portfolio Western Asset Management U.S. Government Portfolio



/25/This Portfolio first became available on May 1, 2006.

/26/The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.


  EXAMPLES
  The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).
  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit;
 .  you select the Guaranteed Minimum Income Benefit; and
 . you fully surrender your Contract, with applicable withdrawal charges deducted.


                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum......................................... $1,450 $2,458 $3,463 $5,756
  Minimum......................................... $1,164 $1,620 $2,099 $3,123

  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your Contract;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit; and
 .  you select the Guaranteed Minimum Income Benefit.


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $557 $1,666 $2,770 $5,508
  Minimum........................................... $241   $747 $1,284 $2,778


  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the C Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit;
 .  you select the Guaranteed Minimum Income Benefit; and
 . you surrender your Contract, do not surrender your Contract, you elect to annuitize (select an income payment type under which you receive income payments over your lifetime) or do not elect to annuitize (no withdrawal charges apply to the C Class).


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $600 $1,787 $2,957 $5,816
  Minimum........................................... $286   $880 $1,505 $3,217


  Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit;
 .  you select the Guaranteed Minimum Income Benefit; and
 . you fully surrender your Contract, with applicable withdrawal charges deducted.


                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum......................................... $1,458 $2,303 $3,236 $5,565
  Minimum......................................... $1,172 $1,448 $1,831 $2,859

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your Contract;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit; and
 .  you select the Guaranteed Minimum Income Benefit.


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $564 $1,688 $2,804 $5,565
  Minimum........................................... $249   $771 $1,324 $2,859



   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION--SEE APPENDIX III.

METLIFE

[GRAPHIC]



      Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was
formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowner's insurance and retail banking services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Outside the U.S., the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.


METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

[GRAPHIC]
[SIDEBAR: A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.]
    This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

THE DEFERRED ANNUITY

     You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA plans (ERISA and non-ERISA), IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.


Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity, ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in several variations, which we call "classes." Your employer, association or other group contract holder may limit the availability of certain classes. If available, only the C Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If you purchase the optional death benefit you receive the optional benefit in place of the Standard Death Benefit. Some features are not available with the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State (when available), regardless of the class of Deferred Annuity purchased. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit; and

..   a Guaranteed Minimum Income Benefit.

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, the facility by which purchase payments will be paid, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contract owners will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

CLASSES OF THE DEFERRED ANNUITY

[GRAPHIC]

B CLASS

The B Class has a 1.15% annual Separate Account charge (1.40% in the case of each American Funds investment division) and a declining twelve year (ten years for a Deferred Annuity issued in Connecticut and certain other states) withdrawal charge on the amount withdrawn. If you choose the optional death benefit, the Separate Account charge would be 1.25% or, in the case of each American Funds investment division, 1.50%. The B Class is not available to the 457(b) Deferred Annuity issued to state and local governments in New York State.

C CLASS

The C Class has a 1.45% annual Separate Account charge (1.70% in the case of each American Funds investment division) and no withdrawal charge. If you choose the optional death benefit, the Separate Account charge would be 1.55% or, in the case of each American Funds investment division, 1.80%.

L CLASS

The L Class has a 1.30% annual Separate Account charge (1.55% in the case of each American Funds investment division) and a declining seven year withdrawal charge on the amount withdrawn. If you choose the optional death benefit, the Separate Account charge would be 1.40% or, in the case of each American Funds investment division, 1.65%. The L Class is not available to the 457(b) Deferred Annuity issued to state and local governments in New York State.

ELIGIBLE ROLLOVER DISTRIBUTION AND DIRECT TRANSFER CREDIT FOR B AND L CLASSES

During the first two Contract Years, for the B and L Classes, we currently credit 3% to each of your purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and mutual funds that are products of MetLife or its affiliates.) The credit may not be available in all states. Your employer, association or other group contract holder may limit the availability of the rollover distribution and direct transfer credit. The credit will be applied pro-rata to the Fixed Interest Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments at the time the transfer or rollover amount is credited. You may only receive the 3% credit if you are less than 66 years old at date of issue. The credit is provided, based upon certain savings we realize, instead of reducing expenses directly. You do not pay any additional charge to receive the credit.

For 457(b), 403(a) and TSA ERISA Deferred Annuities, the eligible rollover distribution and direct transfer credit amounts must be allocated to the Fixed Interest Account and remain in the Fixed Interest Account for a period of five years to receive the credit. If the amount is withdrawn prior to the fifth year, the entire credit will be forfeited. If a portion is withdrawn prior to the fifth year, a portion of the credit that is in the same proportion as the withdrawal is to the applicable eligible rollover distribution and direct transfer credit will be forfeited.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

[SIDEBAR: The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account.]

 [SIDEBAR: The degree of investment risk you assume will depend on the investment divisions you choose. We have listed each group of choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order (based upon the Portfolio's legal name).]

[SIDEBAR: While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The portfolios most likely will not have the same performance experience as any publicly available mutual fund.]
YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities, have a 12b-1 Plan fee.


Starting with the most conservative Portfolio, each group of investment choices is listed in the approximate risk relationship among each available Portfolio in the group, with all those within the same investment style listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix IV Portfolio Legal and Marketing Names.) You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation Portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.



             BLACKROCK MONEY MARKET     SEEKS A HIGH LEVEL OF
             PORTFOLIO                  CURRENT INCOME CONSISTENT
                                        WITH PRESERVATION OF
                                        CAPITAL
             WESTERN ASSET MANAGEMENT   SEEKS TO MAXIMIZE TOTAL
             U.S. GOVERNMENT PORTFOLIO  RETURN CONSISTENT WITH
                                        PRESERVATION OF CAPITAL
                                        AND MAINTENANCE OF
                                        LIQUIDITY
             BLACKROCK BOND INCOME      SEEKS COMPETITIVE TOTAL
             PORTFOLIO                  RETURN PRIMARILY FROM
                                        INVESTING IN FIXED-INCOME
                                        SECURITIES
             AMERICAN FUNDS BOND        SEEKS TO MAXIMIZE CURRENT
             PORTFOLIO                  INCOME AND PRESERVE
                                        CAPITAL BY INVESTING
                                        PRIMARILY IN FIXED-INCOME
                                        SECURITIES
             LEHMAN BROTHERS(R)         SEEKS TO EQUAL THE
             AGGREGATE BOND INDEX       PERFORMANCE OF THE LEHMAN
             PORTFOLIO                  BROTHERS(R) AGGREGATE
                                        BOND INDEX
             PIMCO TOTAL RETURN         SEEKS MAXIMUM TOTAL
             PORTFOLIO                  RETURN, CONSISTENT WITH
                                        THE PRESERVATION OF
                                        CAPITAL AND PRUDENT
                                        INVESTMENT MANAGEMENT
             WESTERN ASSET MANAGEMENT   SEEKS TO MAXIMIZE TOTAL
             STRATEGIC BOND             RETURN CONSISTENT WITH
             OPPORTUNITIES PORTFOLIO    PRESERVATION OF CAPITAL
             LORD ABBETT BOND           SEEKS HIGH CURRENT INCOME
             DEBENTURE PORTFOLIO        AND THE OPPORTUNITY FOR
                                        CAPITAL APPRECIATION TO
                                        PRODUCE A HIGH TOTAL
                                        RETURN
             PIMCO INFLATION PROTECTED  SEEKS TO PROVIDE MAXIMUM
             BOND PORTFOLIO             REAL RETURN CONSISTENT
                                        WITH PRESERVATION OF
                                        CAPITAL AND PRUDENT
                                        INVESTMENT MANAGEMENT
             MFS(R) TOTAL RETURN        SEEKS A FAVORABLE TOTAL
             PORTFOLIO                  RETURN THROUGH INVESTMENT
                                        IN A DIVERSIFIED PORTFOLIO
             CALVERT SOCIAL BALANCED    SEEKS TO ACHIEVE
                                        COMPETITIVE TOTAL RETURN
             NEUBERGER BERMAN REAL      SEEKS TO PROVIDE TOTAL
             ESTATE PORTFOLIO           RETURN THROUGH INVESTMENT
                                        IN REAL ESTATE
                                        SECURITIES, EMPHASIZING
                                        BOTH CAPITAL APPRECIATION
                                        AND CURRENT INCOME
             HARRIS OAKMARK FOCUSED     SEEKS LONG-TERM CAPITAL
             VALUE PORTFOLIO            APPRECIATION
             BLACKROCK LARGE CAP VALUE  SEEKS LONG-TERM GROWTH OF
             PORTFOLIO                  CAPITAL
             DAVIS VENTURE VALUE
             PORTFOLIO                  SEEKS GROWTH OF CAPITAL
             FI VALUE LEADERS PORTFOLIO SEEKS LONG TERM-GROWTH OF
                                        CAPITAL
             HARRIS OAKMARK LARGE CAP   SEEKS LONG-TERM CAPITAL
             VALUE PORTFOLIO            APPRECIATION
             NEUBERGER BERMAN MID CAP
             VALUE PORTFOLIO            SEEKS CAPITAL GROWTH
             BLACKROCK STRATEGIC VALUE  SEEKS HIGH TOTAL RETURN,
             PORTFOLIO                  CONSISTING PRINCIPALLY OF
                                        CAPITAL APPRECIATION
             THIRD AVENUE SMALL CAP     SEEKS LONG-TERM CAPITAL
             VALUE                      APPRECIATION
             BLACKROCK INVESTMENT       SEEKS LONG-TERM GROWTH OF
             TRUST PORTFOLIO            CAPITAL AND INCOME
             AMERICAN FUNDS             SEEKS BOTH CAPITAL
             GROWTH-INCOME PORTFOLIO    APPRECIATION AND INCOME

             METLIFE STOCK INDEX        SEEKS TO EQUAL THE
             PORTFOLIO                  PERFORMANCE OF THE
                                        STANDARD & POOR'S(R) 500
                                        COMPOSITE STOCK PRICE
                                        INDEX
             AMERICAN FUNDS GLOBAL      SEEKS CAPITAL
             SMALL CAPITALIZATION       APPRECIATION THROUGH
             PORTFOLIO                  STOCKS
             FI MID CAP OPPORTUNITIES   SEEKS LONG-TERM GROWTH OF
             PORTFOLIO                  CAPITAL
             LAZARD MID-CAP PORTFOLIO   SEEKS LONG-TERM CAPITAL
                                        APPRECIATION
             METLIFE MID CAP STOCK      SEEKS TO EQUAL THE
             INDEX PORTFOLIO            PERFORMANCE OF THE
                                        STANDARD & POOR'S(R) 400
                                        COMPOSITE STOCK PRICE
                                        INDEX
             HARRIS OAKMARK             SEEKS LONG-TERM CAPITAL
             INTERNATIONAL PORTFOLIO    APPRECIATION
             MFS(R) RESEARCH
             INTERNATIONAL PORTFOLIO    SEEKS CAPITAL APPRECIATION
             MORGAN STANLEY EAFE(R)     SEEKS TO EQUAL THE
             INDEX PORTFOLIO            PERFORMANCE OF THE MSCI
                                        EAFE(R) INDEX
             BLACKROCK LEGACY LARGE     SEEKS LONG-TERM GROWTH OF
             CAP GROWTH PORTFOLIO       CAPITAL
             FI LARGE CAP PORTFOLIO     SEEKS LONG-TERM GROWTH OF
                                        CAPITAL
             AMERICAN FUNDS GROWTH      SEEKS CAPITAL
             PORTFOLIO                  APPRECIATION THROUGH
                                        STOCKS
             OPPENHEIMER CAPITAL
             APPRECIATION PORTFOLIO     SEEKS CAPITAL APPRECIATION
             T. ROWE PRICE LARGE CAP    SEEKS LONG TERM GROWTH OF
             GROWTH PORTFOLIO           CAPITAL AND, SECONDARILY,
                                        DIVIDEND INCOME
             LOOMIS SAYLES SMALL CAP    SEEKS LONG-TERM CAPITAL
             PORTFOLIO                  GROWTH FROM INVESTMENTS
                                        IN COMMON STOCKS OR OTHER
                                        EQUITY SECURITIES
             RUSSELL 2000(R) INDEX      SEEKS TO EQUAL THE RETURN
             PORTFOLIO                  OF THE RUSSELL 2000(R)
                                        INDEX
             T. ROWE PRICE MID-CAP      SEEKS TO PROVIDE
             GROWTH PORTFOLIO           LONG-TERM GROWTH OF
                                        CAPITAL
             FRANKLIN TEMPLETON SMALL   SEEKS LONG-TERM CAPITAL
             CAP GROWTH PORTFOLIO       GROWTH
             MET/AIM SMALL CAP GROWTH   SEEKS LONG-TERM GROWTH OF
             PORTFOLIO                  CAPITAL
             T. ROWE PRICE SMALL CAP    SEEKS LONG-TERM CAPITAL
             GROWTH PORTFOLIO           GROWTH
             RCM GLOBAL TECHNOLOGY      SEEKS CAPITAL
             PORTFOLIO                  APPRECIATION; NO
                                        CONSIDERATION IS GIVEN TO
                                        INCOME
                         ASSET ALLOCATION PORTFOLIOS
             METLIFE CONSERVATIVE       SEEKS A HIGH LEVEL OF
             ALLOCATION PORTFOLIO       CURRENT INCOME, WITH
                                        GROWTH OF CAPITAL AS A
                                        SECONDARY OBJECTIVE
             METLIFE CONSERVATIVE TO    SEEKS A HIGH TOTAL RETURN
             MODERATE ALLOCATION        IN THE FORM OF INCOME AND
             PORTFOLIO                  GROWTH OF CAPITAL, WITH A
                                        GREATER EMPHASIS ON INCOME
             METLIFE MODERATE           SEEKS A BALANCE BETWEEN A
             ALLOCATION PORTFOLIO       HIGH LEVEL OF CURRENT
                                        INCOME AND GROWTH OF
                                        CAPITAL, WITH A GREATER
                                        EMPHASIS ON GROWTH OF
                                        CAPITAL
             METLIFE MODERATE TO        SEEKS GROWTH OF CAPITAL
             AGGRESSIVE ALLOCATION
             PORTFOLIO
             METLIFE AGGRESSIVE
             ALLOCATION PORTFOLIO       SEEKS GROWTH OF CAPITAL
                       EXCHANGE-TRADED FUNDS PORTFOLIOS
             CYCLICAL GROWTH ETF
             PORTFOLIO                  SEEKS GROWTH OF CAPITAL
             CYCLICAL GROWTH AND        SEEKS GROWTH OF CAPITAL
             INCOME ETF PORTFOLIO       AND INCOME




Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide you will indicate the investment divisions that are available to you. The BlackRock Money Market investment division is only available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. Your investment choices may be limited because:

..   Your employer, association or other group contract holder limits the available investment divisions.

..   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds Portfolios are made available by the Calvert Fund and the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.


Certain Payments We Receive with Regard to the Portfolios. An investment manager (other than our affiliates MetLife Advisers and Met

Investors) or sub-investment manager of a Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Deferred Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment managers MetLife Advisers and Met Investors which are formed as "limited liability companies". Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers.

The Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans are described in more detail in the prospectuses for the Portfolios. The payments are deducted from assets of the Portfolios and are paid to us. These payments decrease the Portfolios' investment returns.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Portfolios based on recommendations made by broker-dealer firms. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. See "Who Sells The Deferred Annuities".

See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for information on the investment management fees paid to the investment managers and sub-investment managers.


DEFERRED ANNUITIES


[SIDEBAR: These Deferred Annuities may be either issued to you as an individual or to a group. You are then a participant under the group's Deferred Annuity.]

   This Prospectus describes the following Deferred Annuities under which you can accumulate money:


  .   TSA (Tax Sheltered Annuities)

  .   TSA ERISA (Tax Sheltered Annuities subject to ERISA)

  .   SEPs (Simplified Employee Pensions)

  .   SIMPLE IRAs (Savings Incentive Match Plan for
      Employees Individual Retirement Annuities)

  .   457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)

  .   403(a) Arrangements
                                                                [GRAPHIC]

A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.


The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

[SIDEBAR: We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.]

   There are four automated investment strategies available to you. The Equity Generator/SM/ and the Allocator/SM/ are not available with a Deferred
Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. These are available to you without any additional charges. As with any investment program, none of them can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while you also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.

[GRAPHIC]

The Equity Generator/SM/: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one investment division based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

[GRAPHIC]

The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

[GRAPHIC]

The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

The Index Selector models which utilize the Fixed Interest Account may not be available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. If they are available, the BlackRock Money Market investment division will be used in lieu of the Fixed Interest Account. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator/SM/: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose.

[GRAPHIC]

You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

[SIDEBAR: You may make purchase payments to your Deferred Annuity whenever you choose, up to age 90. However, Federal tax rules may limit the amount and frequency of your purchase payments.]

   There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.

We will not issue the Deferred Annuity to you if you are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in this Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the B and L Classes unless you are less than 66 years old at date of issue. We will not accept your purchase payments if you are age 90 or older.

ALLOCATION OF PURCHASE PAYMENTS

[GRAPHIC]

You decide how your money is allocated among the Fixed Interest Account, if available, and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

..   Our right to restrict purchase payments to the Fixed Interest Account
    (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

..   Participation in the Systematic Withdrawal Program (as described later); and

..   Leaving your job.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.

                                   [GRAPHIC]

   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                   ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

[SIDEBAR: You may transfer money within your contract. You will not incur current taxes on your earnings or any withdrawal charges as a result of transferring your money.]

   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Interest Account, if available. For us to process a transfer, you must tell us:

..   The percentage or dollar amount of the transfer;

..   The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

..   The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

..   Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

If you receive the eligible rollover distribution and direct transfer credit and you have a 457(b), 403(a) or TSA ERISA Deferred Annuity, you must allocate this amount to the Fixed Interest Account and you must keep any such amounts in the Fixed Interest Account for five years or you will forfeit the credit.

We reserve the right to restrict transfers to the Fixed Interest Account (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).


Frequent requests from contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., Western Asset Management Strategic Bond Opportunities, Lord Abbett Bond Debenture, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, American Funds Global Small Capitalization, Third Avenue Small Cap Value, BlackRock Strategic Value, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, Loomis Sayles Small Cap and Russell 2000(R) Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
(2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.



[GRAPHIC]

 [SIDEBAR: Income taxes, tax penalties and withdrawal charges may apply to any withdrawal you make.]
ACCESS TO YOUR MONEY


   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

[GRAPHIC]

[SIDEBAR: We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account, if available, or investment divisions you select, either pro-rata or in the proportions you request. Tax law generally prohibits withdrawals from TSA and TSA ERISA Deferred Annuities before you reach age 59-1/2.]

SYSTEMATIC WITHDRAWAL PROGRAM


If we agree and if approved in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. The Systematic Withdrawal Program is not available to the B and L Classes of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

[SIDEBAR: If you elect to receive payments through this program, you must either be over 591/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.]

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

 [SIDEBAR: The tax law generally prohibits in-service distributions from the 457(b). Deferred Annuity prior to age 70. Internal Revenue Code restrictions on in-service withdrawals may also apply to other types of tax qualified plans.]

Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

[SIDEBAR: If you would like to receive your Systematic Withdrawal Program Payment by the first of the month, you should request that the payment date be the 20th of the prior month.]

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office.

[SIDEBAR: Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.]

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments.


CHARGES

   There are two types of charges you pay while you have money in an investment division:

..   Separate Account charge, and

..   Investment-related charge.

SEPARATE ACCOUNT CHARGE

[SIDEBAR:] The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

Each class of the Deferred Annuity has a different Separate Account charge. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 1.15% for the B Class, 1.45% for the C Class and 1.30% for the L Class of the average value of the amounts in the investment divisions or, in the case of each American Funds investment division, 1.40% for the B Class, 1.70% for the C Class and 1.55% for the L Class.

This charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers.

[GRAPHIC]

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract.

                           SEPARATE ACCOUNT CHARGES*

------------------------------------------------------------
                                     B Class C Class L Class
                                     ------- ------- -------
StandardDeath Benefit                 1.15%   1.45%   1.30%
------------------------------------------------------------
OptionalAnnual Step-Up Death Benefit  1.25%   1.55%   1.40%
------------------------------------------------------------


* We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization investment divisions.


    We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee. Class 2 shares of the available American Funds have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

   There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the investment divisions on the last business day prior to the Contract
Anniversary. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is to be deducted or if your Account Balance is at least $25,000 on the day the fee is to be deducted. This fee will also be waived if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account).

PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from 0.5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


WITHDRAWAL CHARGES

[SIDEBAR]: You will not pay a withdrawal charge if you have had an Account Balance for at least 12 years (10 years in certain states or for public school employees in certain states) for the B Class contract, or 7 years for the L Class contract. There is no withdrawal charge for the C Class contract.

    A withdrawal charge may apply if you make a withdrawal from your Deferred Annuity. There are no withdrawal charges for the C Class Deferred Annuity.
The withdrawal charge will be determined separately for each investment division from which a withdrawal is made. The withdrawal charge is assessed against the amount withdrawn.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on the amount withdrawn for each class is as follows:


           IF WITHDRAWN DURING CONTRACT YEAR B CLASS C CLASS L CLASS
           --------------------------------- ------- ------- -------
                      1.....................    9%    None      9%
                      2.....................    9%              8%
                      3.....................    9%              7%
                      4.....................    9%              6%
                      5.....................    8%              5%
                      6.....................    7%              4%
                      7.....................    6%              2%
                      8.....................    5%              0%
                      9.....................    4%              0%
                      10....................    3%              0%
                      11....................    2%              0%
                      12....................    1%              0%
                      Thereafter............    0%              0%

(For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the withdrawal charge for the B Class is as follows: During Contract Year 1: 10%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, Year 9: 2%, Year 10: 1%,
Year 11 and thereafter: 0%.)


(For Deferred Annuities issued in New Jersey and certain other states for TSA, SEP and SIMPLE IRA Contracts, the withdrawal charges for the B Class are as follows: during Contract Year 1: 9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%; Year 8: 3%; Year 9: 2%; Year 10: 1%; Year 11 and
thereafter: 0%.)


The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES

[SIDEBAR: WIthdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.]

In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

[GRAPHIC]

You do not pay a withdrawal charge:

..   If you have a C Class Deferred Annuity.

..   On transfers you make within your Deferred Annuity.

..   On the amount surrendered after twelve Contract Years (ten years in
    Connecticut and certain other states) for the B Class and seven years for the L Class.

..   If you choose payments over one or more lifetimes.

..   If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

..   After the first Contract Year, if you withdraw up to 10% of your total
    Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

..   If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

..   This Contract feature is only available if you are less than 80 years old on the Contract issue date. For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you as owner or participant under a Contract:

  . Have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

  . Are diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if you are less than 65 years old on the date you became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if you are disabled as defined in the Federal Social Security Act and if you have been the participant continuously since the issue of the Contract.


..   If you have transferred money which is not subject to a withdrawal charge
    (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.

..   For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if you retire from the employer you had at the time you purchased this annuity, after continuous participation in the Contract for 5 Contract Years.

..   For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity, after continuous participation in the Contract for 5 Contract Years.

..   If you make a direct transfer to other investment vehicles we have pre-approved.

..   If you retire or leave your job with the employer you had at the time you became a participant in the 403(a) arrangement or 457 or TSA ERISA plan that is funded by the Deferred Annuity. (Amounts withdrawn that received the eligible rollover distribution and direct transfer credit are, however, subject to forfeiture.)

..   If your plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

FREE LOOK

[GRAPHIC]

   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in good order.

For the TSA Deferred Annuity, any 3% credit from direct transfer and eligible distribution purchase payments does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal. Any outstanding loans are also deducted.

STANDARD DEATH BENEFIT

If you die during the pay-in phase and you have not chosen the optional death benefit, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans.

                                    EXAMPLE

----------------------------------------------------------------------------------
                                          Date                      Amount
                              ----------------------------- ----------------------
A   Initial Purchase Payment            10/1/2006                  $100,000
----------------------------------------------------------------------------------
B   Account Balance                     10/1/2007                  $104,000
                              (First Contract Anniversary)
----------------------------------------------------------------------------------
C   Death Benefit                    As of 10/1/2007               $104,000
                                                            (= greater of A and B)
----------------------------------------------------------------------------------
D   Account Balance                     10/1/2008                  $90,000
                              (Second Contract Anniversary)
----------------------------------------------------------------------------------
E   Death Benefit                       10/1/2008                  $100,000
                                                            (= greater of A and D)
----------------------------------------------------------------------------------
F   Withdrawal                          10/2/2008                   $9,000
----------------------------------------------------------------------------------
G   Percentage Reduction in             10/2/2008                    10%
    Account Balance                                                (= F/D)
----------------------------------------------------------------------------------
H   Account Balance                     10/2/2008                  $81,000
    after Withdrawal                                              (= D - F)
----------------------------------------------------------------------------------
I   Purchase Payments reduced             As of                    $90,000
    for Withdrawal                      10/2/2008              [= A - (A X G)]
----------------------------------------------------------------------------------
J   Death Benefit                       10/2/2008                  $90,000
                                                            (= greater of H and I)
----------------------------------------------------------------------------------

Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/08 and 10/2/08 are assumed to be equal prior to the withdrawal.


There are no loans.

                                   [GRAPHIC]
OPTIONAL BENEFITS


Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. The optional benefit is in effect until it terminates. Optional benefits are available subject to state approval. Your employer, association or other group contract holder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefits purchased with this Contract. See your employer for more information about the availability and features of account reduction loans.). Optional Benefits may have certain adverse tax consequences. Please consult your tax advisor and the section "Income Taxes" later in this prospectus prior to purchase of any optional benefit.

ANNUAL STEP-UP DEATH BENEFIT

   You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;

  .   Increase the highest Account Balance by each subsequent purchase payment;

  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

     . Increase the highest Account Balance by each subsequent purchase payment or

     . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


-----------------------------------------------------------------------------------
                                           Date                      Amount
                               ----------------------------- ----------------------
A   Initial Purchase                     10/1/2006                  $100,000
    Payment
-----------------------------------------------------------------------------------
B   Account Balance                      10/1/2007                  $104,000
                               (First Contract Anniversary)
-----------------------------------------------------------------------------------
C   Death Benefit                     As of 10/1/2007               $104,000
    (Highest Account                                         (= greater of A and B)
    Balance)
-----------------------------------------------------------------------------------
D   Account Balance                      10/1/2008                  $90,000
                               (Second Contract Anniversary)
-----------------------------------------------------------------------------------
E   Death Benefit                        10/1/2008                  $104,000
    (Highest                                                 (= greater of C and D)
    Contract Year Anniversary)
-----------------------------------------------------------------------------------
F   Withdrawal                           10/2/2008                   $9,000
-----------------------------------------------------------------------------------
G   Percentage                           10/2/2008                    10%
    Reduction in
    Account Balance                                                 (= F/D)
-----------------------------------------------------------------------------------
H   Account Balance                      10/2/2008                  $81,000
    after Withdrawal                                                (= D-F)
-----------------------------------------------------------------------------------
I   Highest Account                   As of 10/2/2008               $93,600
    Balance reduced
    for Withdrawal                                               (= E-(E X G))
-----------------------------------------------------------------------------------
J   Death Benefit                        10/2/2008                  $93,600
                                                             (= greater of H and I)
-----------------------------------------------------------------------------------


Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/08 and 10/2/08 are assumed to be equal prior to the withdrawal.


The purchaser is age 60 at issue.

There are no loans.

GUARANTEED MINIMUM INCOME BENEFIT (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division.

You may only exercise this benefit no later than the Contract Anniversary immediately after your 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. Partial annuitization is not permitted under this optional benefit and no change in the owner of the Contract or the participant is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

You may not exercise this benefit if you have an outstanding loan balance. You may exercise this benefit if you repay your outstanding loan balance. If you desire to exercise this benefit and have an outstanding loan balance and repay the loan by making a partial withdrawal, your guaranteed minimum income base will be reduced to adjust for the repayment of the loan, according to the formula described below.

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the annual increase amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;

  .   Increase the highest Account Balance by each subsequent purchase payment;

  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

     . Increase the highest Account Balance by each subsequent purchase payment or

     . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.


This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age and the income type you select. Applying your Account Balance (less any premium taxes, applicable contract fees and outstanding loans) to our then current annuity rates may produce greater income payments than those guaranteed under this benefit. In that case, you will receive the higher amount.


For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately after your 85th birthday;

2. When you take a total withdrawal of your Account Balance (a pro-rata portion of the charge will be applied.);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (a pro-rata portion of the charge will be applied.);

4. On the day there are insufficient amounts to deduct the charge for the Guaranteed Minimum Income Benefit from your Account Balance; or

5. If you die.

If your employer association or other group contract holder has instituted account reduction loans for its plan or arrangement, you have taken a loan and you have also purchased the Guaranteed Minimum Income Benefit, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the Contract for purposes of determining the Guaranteed Minimum Income Base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the contract for the purposes of determining the guaranteed minimum income base.

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.

The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, TSA, TSA ERISA, 403(a) or 457(b) in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA, TSA, TSA ERISA, 403(a) or 457(b) Deferred Annuity with the Guaranteed Minimum Income Benefit.

Additionally, the Guaranteed Minimum Income Benefit may not be appropriate for purchase by a beneficiary under a decedent's IRA ( or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the contract owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the contract owner's death. The Guaranteed Minimum Income Benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution will be met in all cases where income payments under a life contingent annuity (such as provided under the Guaranteed Minimum Income Benefit) do not begin until after the year following the year of death, as would be the case with a Guaranteed Minimum Income Benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. Consult your own tax advisor prior to purchase.

   EXAMPLE:

(This calculation ignores the impact of Highest Account Balance which could further increase the guaranteed minimum income base.)

    Age 55 at issue
    Purchase Payment = $100,000.
    No additional purchase payments or partial withdrawals.
    Guaranteed minimum income base at age 65 = $100,000 X 1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $179,085 X $4.21 = $754 per month.
    -------
   $1,000

-------------------------------------------------------------------------------------

        Issue Age               Age at Pay-Out        Guaranteed Minimum Income Floor
-------------------------------------------------------------------------------------
           55                         65                           $754
-------------------------------------------------------------------------------------
                                      70                          $1,131
-------------------------------------------------------------------------------------
                                      75                          $1,725
-------------------------------------------------------------------------------------

The above chart ignores the impact of premium and other taxes.

GRAPHIC EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges.

(1)THE 6% COMPOUNDING COMPONENT OF THE INCOME BASE

   Determining a value upon which future income payments will be based
   -------------------------------------------------------------------
   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 6%, through the Contract Anniversary immediately preceding your 81st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges "the 6% Compounding

   Component of the Income Base") is the value upon which future income payments can be based.

   [6% Compounding Income Base Chart]                                  [FLOW
CHART]



   Determining your guaranteed lifetime income stream
   --------------------------------------------------
   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 6% Compounding Component of the Income Base is higher than the Highest Account Balance and will produce a higher income benefit. Accordingly, the 6% Compounding Component of the Income Base will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with 6% Compounding Income Base and Annuity for life
                                    CHART]

(2)THE "HIGHEST ACCOUNT BALANCE" ("HAB") COMPONENT OF THE INCOME BASE

   Determining a value upon which future income payments will be based
   -------------------------------------------------------------------
   Prior to annuitization, the Highest Account Balance Component of the Income Base begins to lock in growth. The Highest Account Balance Component of the Income Base is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Account Balance Component of the Income Base. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Account Balance Component of the Income Base also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Account Balance Component of the Income Base line is the value upon which future income payments can be based.

                 [Highest  Account Balance Income Base Chart]

   Determining your guaranteed lifetime income stream
   --------------------------------------------------
   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Account Balance Component of the Income Base is higher than the Account Balance. Accordingly, the Highest Account Balance Component of the Income Base will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]

(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the two components of the income base (the 6% Compounding Component of the Income Base and the Highest Account Balance Component of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the two components of the income base and the Account Balance will cease to exist. Also, the Guaranteed Minimum Income Benefit may only be exercised no later than the Contract Anniversary on or following the contract owner's 80th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

    [10 Year Waiting Period with Highest Account Balance Income Base and 6%
                        Compounding Income Base Chart]

   With the Guaranteed Minimum Income Benefit, the two components of the income base are applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

    [10 Year Waiting Period with Highest Account Balance Income Base and 5%
          Compounding Income Base with Income Annuity for Life Chart]

 [SIDEBAR: The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.]

PAY-OUT OPTIONS (OR INCOME OPTIONS)


[SIDEBAR: You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.]

   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and any outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, you may not be older than 95 years old to select a pay-out option (90 in New York State). You must convert at least $5,000 of your Account Balance to receive income payments.

[SIDEBAR: Should our current rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those quoted in your contract, we will use the current rates.]

When considering a pay-out option, you should think about whether you want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

INCOME PAYMENT TYPES

[GRAPHIC]

[SIDEBAR:  Many times, the Owner and the Annuitant are the same person.]

   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when you decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract Owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

[GRAPHIC]

[SIDEBAR:  When deciding how to receive income, consider:

[SIDEBAR: . The amount of income you need; ]

[SIDEBAR: . The amount you expect to receive from other sources; ]

[SIDEBAR: . The growth potential of other investments; and]

[SIDEBAR: . How long you would like your income to be guaranteed.]

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. We may limit income payment types offered to meet federal tax law requirements.

Lifetime Income Annuity: A variable income that is paid as long as the annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

[GRAPHIC]

   Your initial income payment must be at least $100. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.


AIR

[SIDEBAR: The AIR is stated in your contract and may range from 3% to 6%.]

Your pincome payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATION PRIVILEGE

[GRAPHIC]

[SIDEBAR: Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.]

   During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed
Income Option. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.

For us to process a reallocation, you must tell us:

..   The percentage of the income payment to be reallocated;

..   The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and

..   The investment divisions from which you want to reallocate your income payment.


Reallocations will be made at the end of the business day, at the close of the Exchange, if received in good order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.


We may require that you use our original forms to make reallocations.

Frequent requests from contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., Western Asset Management Strategic Bond Opportunities, Lord Abbett Bond Debenture, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, American Funds Global Small Capitalization, Third Avenue Small Cap Value, BlackRock Strategic Value, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, Loomis Sayles Small Cap and Russell 2000(R) Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may also be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
(2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.




CHARGES

[SIDEBAR: The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.]

   You pay the Standard Death Benefit Separate Account charge for your contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

[GRAPHIC]

Purchase payments may be sent, by check or money order made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under the Deferred Annuities, your employer or the group in which you are a participant or member must identify you on its reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

[GRAPHIC]

You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:

..   Account Balance

..   Unit Values

..   Current rates for the Fixed Interest Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

..   any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

[GRAPHIC]

[SIDEBAR: All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.]
     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market investment division, we state yield for a seven day period.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Guaranteed Minimum Income Benefit. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the Annual Step-Up Death Benefit) that would produce the greatest total Separate Account charge.


Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the Guaranteed Minimum Income Benefit. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

..   To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met
Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

[GRAPHIC]




   All Deferred Annuities are sold through our licensed sales representatives, which include registered representatives of our affiliated broker-dealers.
We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and we are also members of the National Association of Securities Dealers, Inc. Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

We pay compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the

Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made through our sales representatives. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Because of the receipt of this cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

We also pay the business unit responsible for the operation of our distribution system.

We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


From time to time , MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts. We may also obtain access to an organization's members to market our variable annuity contracts. These organizations are compensated for their endorsement or sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.


We may also enter into preferred distribution arrangements with certain affiliated broker-dealer firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, American Funds Bond Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the Statement of Additional information for information on the management fees paid to Gallatin Asset Management, Inc. by Met Investors, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.


FINANCIAL STATEMENTS

   The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.

INCOME TAXES

[GRAPHIC]

[Sidebar: Consult your own tax adviser about your circumstances, any recent tax developments and the impact of state income taxation.]

[GRAPHIC]

[Sidebar: Consult your own tax adviser about your circumstances, any recent tax developments and the impact of state income taxation.]


   The following information on taxes is a general discussion of the subject. The SAI has additional tax information. It is not intended as tax advice.
The Internal Revenue Code ("Code") is complex and subject to change regularly.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation, or change in designation of an annuitant, beneficiary or other payee, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL


[Sidebar: Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.]
[GRAPHIC]


   Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA) 457(b)s, 403(a)s, SEPs and SIMPLEs receive tax deferral under the Code. Although there are no additional tax benefits by funding your TSA, 457(b)s, 403(a)s, SEPs and SIMPLEs with an annuity, it does offer you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower maximum tax rate of 15% that applies to long term capital gains and qualifying dividends.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a ''generation skipping transfer tax'' when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to TSA (ERISA and non-ERISA) plans, IRAs, 403(a) and 457(b) plans and SEPs including:

[_] adding "catch-up" contributions for taxpayers age 50 and above; and

[_] adding expanded portability and tax free rollover opportunities.

[_] all these changes are scheduled to expire after 2010.

You should consult your tax adviser regarding these changes.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

WITHDRAWALS AND INCOME PAYMENTS

[SIDEBAR: Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.]
Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For PEDC plans, if certain conditions are met, amounts may be transferred into another PEDC plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer.)

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:



                                                                     Type of Contract
                                                             --------------------------------
                                                             TSA and
                                                               TSA   SIMPLE
                                                              ERISA  IRA/1/ SEP 457(b) 403(a)
                                                             ------- ------ --- ------ ------
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)       x/2/     x     x   x/2/   x/2/

After you die                                                    x     x     x      x      x

After you become totally disabled (as defined in the Code)       x     x     x      x      x

To pay deductible medical expenses                               x     x     x      x      x

After separation from service if you are over 55                 x                  x      x

After December 31, 1999 for IRS levies                           x     x     x      x      x

To pay medical insurance premiums if you are unemployed                x     x

For qualified higher education expenses, or                            x     x

For qualified first time home purchases up to $10,000                  x     x

Payments to alternate payees pursuant to qualified domestic
relations orders                                                 x                  x


/1/ For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

/2/  You must be separated from service at the time payments begin.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

SEPARATE ACCOUNT CHARGES

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. However, the final regulations with respect to required minimum distributions, treats these benefits as part of the annuity contract and not as separate incidental benefits. Accordingly, the Issuer currently treats these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS and, if so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

Additionally, under new proposed regulations, life insurance may not be offered under tax sheltered annuity contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

[_] The year you turn 70 1/2 or;

[_] Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.

For Traditional IRAs, SEPs and SIMPLE IRAs, the required beginning date is April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

Complex rules apply to the determination of the amount of distributions which must be taken over your lifetime or as required distributions after your death. A tax penalty of 50% applies to withdrawals which should have been taken but were not. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not.

In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the Income Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances. Where made available, it is not clear whether the purchase or exercise of the withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal, will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax advisor.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner or to the annuitant (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of any remaining interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan in which he or she participates as permitted under the tax law.

If you die on or after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and Applicable income tax regulations.

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under (S)403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.

Your Deferred Annuity is not forfeitable and you may not transfer it to someone else.

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) requirement that there be a written plan document in addition to the annuity contract or
(S)403(b)(7) custodial account (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2006 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

In general contributions to (S)403(b) arrangements are subject limitations under (S)415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

WITHDRAWALS AND INCOME PAYMENTS


[SIDEBAR: You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.]


If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

[_] Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

[_] Is directly transferred to another permissable investment under (S)403(b) arrangements;

[_] Relates to amounts that are not salary reduction elective deferrals;

[_] Is after you die, leave your job or become disabled (as defined by the Code); or

[_] Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

    . Your life or life expectancy

    . Both you and your beneficiary's lives or life expectancies

    . A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Effective January 1, 2006, employers that have established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, on or before May 15, 2006, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

  . The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.

  . Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.

  . In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan ( e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, hardship withdrawals only with respect to contributions, if permitted under the Plan).

  . If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death disability, or after attainment of age 591/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ( "Qualified Distributions").

  . Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

  . Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS

If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

SIMPLE IRA AND SEPS


[GRAPHIC]


The sale of a contract for use with an IRA (including SEPs and SIMPLE IRAs) may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

Consult your tax adviser prior to the purchase of the Contract as a SIMPLE IRA or SEP.

Generally, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

[_] You must be both the owner and the annuitant under the Contract.

[_] Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract.

[_] You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

PURCHASE PAYMENTS


[SIDEBAR: In some cases, your purchase payments may be tax deductible.]


SEPS:

If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. In addition rules applicable to Traditional IRA annuities (including purchase payments, rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity.

[_] Except for permissable contributions under the Code made in accordance with the employer's SEP plan and permissible rollovers and direct transfers, purchase payments to SEPs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($4,000 for tax years 2005-2007). This amount reaches $5,000 in 2008 (adjusted for inflation thereafter).

[_] Beginning in 2002, individuals age 50 or older can make an additional
    "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

[_] Purchase payments in excess of this amount may be subject to a penalty tax.

[_] Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

[_] These age and dollar limits do not apply to tax-free rollovers or transfers.

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2006, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($75,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($85,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

SIMPLE IRAS:

[_]The Code allows contributions up to certain limits to be made under a valid salary reduction agreement and also allows for employer contributions up to certain applicable limits under the Code.

[_]The Code allows "catch up" contributions for participants age 50 and older in excess of these limits (until the limit of $2,500 in 2006.)

[_]Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs in the case of SEPs or based on the ratio of all non-deductible SIMPLE IRA purchase payments to the total value of all of your SIMPLE IRAs.

MINIMUM DISTRIBUTION

The minimum distribution and after death distribution rules for Traditional IRA/SEPs and SIMPLE IRAs are generally the same. In all cases participants must begin receiving required distributions no later than April 1st of the calendar year following the year in which the participant becomes 70 1/2. Complex rules apply to calculate the amount of the required withdrawal each year and a penalty tax of 50% applies to amounts which should have been withdrawn, but were not.

In general the amount of required minimum distribution must be calculated separately with respect to each IRA/SEP and each SIMPLE IRA account and annuity contract, and then aggregated for Traditional IRA/SEPs and for SIMPLE IRA funding vehicles. The participant may then generally decide to aggregate the minimum distribution requirement for his/her Traditional IRA/SEPs and how much to take from each Traditional IRA/SEP (or from each SIMPLE IRA, as the case may be) to satisfy the minimum distribution requirement. You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

Consult your tax advisor.

AFTER DEATH

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA).

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

457(B)S

GENERAL

457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in (S)457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your Contract can not be "made available" to you until you:

[_]Reach age 70 1/2

[_]Leave your job or your employer changes

[_]Have an unforeseen emergency (as defined by the Code)

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

    . Your life or life expectancy

    . Both you and your beneficiary's lives or life expectancies

    . A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

MINIMUM DISTRIBUTION

The minimum distribution rules for contracts issued for 457(b) plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

    . Your life or life expectancy

    . Both you and your beneficiary's lives or life expectancies

    . A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

HURRICANE RELIEF

Distributions: Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

Loans: Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LEGAL PROCEEDINGS




  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of the MetLife to meet its obligations under the Contracts.

APPENDIX I

PREMIUM TAX TABLE


If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.
                                   [GRAPHIC]




                     TSA
                     and TSA
                     ERISA     IRA and SEP  457(b)    403(a)
                     Annuities Annuities(1) Annuities Annuities
  California........ 0.5%      0.5%(2)      2.35%     0.5%
  Maine............. --        --           --        --
  Nevada............ --        --           --        --
  Puerto Rico(3).... 3.0%      3.0%         3.0%      3.0%
  South Dakota...... --        --           --        --
  West Virginia..... 1.0%      1.0%         1.0%      1.0%
  Wyoming........... --        --           --        --

-----------
/1/Premium tax rates applicable to IRA and SEP annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA and SEP Annuities."

/2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.


/3/Legislation has been passed increasing the tax rate to 3%, however, the rate increase is contingent upon the passage of the budget bill. Nonetheless, the Department of Insurance has indicated that it considers the rate increase to be effective.


PEANUTS (C) United Feature Syndicate, Inc.


(C) 2006 Metropolitan Life Insurance Company

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX III


ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables and bar charts show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each investment division from year end to year end. The information in these tables and charts has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table and charts show the Deferred Annuity mix that bears the total highest charge, and the second table and charts show the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: C Class, the Annual Step-Up Death Benefit and Guaranteed Minimum Income Benefit. (In terms of the calculation for this mix, the Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with the others will result in the highest overall charge.) The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each investment division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.


                       METLIFE FINANCIAL FREEDOM SELECT
                            B, L, AND C PROSPECTUS
                             HIGHEST POSSIBLE MIX
                         1.55 SEPARATE ACCOUNT CHARGE



                                                              Beginning of               Number of
                                                                  Year     End of Year  Accumulation
                                                              Accumulation Accumulation Units End of
Fund Name                                                Year  Unit Value   Unit Value      Year
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 11.95      $ 10.61         0.00
                                                         2003     10.61        16.00        21.45
                                                         2004     16.00        19.00       738.73
                                                         2005     19.00        23.39       912.70

American Funds Growth Division/(a)/..................... 2002     82.24        79.31         0.00
                                                         2003     79.31       106.57         4.38
                                                         2004    106.57       117.74        99.26
                                                         2005    117.74       134.37       132.81

American Funds Growth-Income Division/(a)/.............. 2002     68.03        63.76         0.00
                                                         2003     63.76        82.93        17.28
                                                         2004     82.93        89.90       211.73
                                                         2005     89.90        93.45       368.52

BlackRock Bond Income Division/(a)/..................... 2002     39.28        40.74         0.00
                                                         2003     40.74        42.35         4.06
                                                         2004     42.35        43.44       158.65
                                                         2005     43.44        43.69       247.49

BlackRock Investment Trust Division/(a)/................ 2002     48.19        45.64         0.00
                                                         2003     45.64        58.38         0.00
                                                         2004     58.38        63.57         2.76
                                                         2005     63.57        64.67         2.64

BlackRock Large Cap Value Division/(a)/................. 2002      8.60         7.90         0.00
                                                         2003      7.90        10.53         0.00
                                                         2004     10.53        11.74       194.35
                                                         2005     11.74        12.20       194.35

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     20.14        17.58         0.00
                                                         2003     17.58        23.41         0.00
                                                         2004     23.41        25.03         0.00
                                                         2005     25.03        26.31         0.00

                                                       Beginning of               Number of
                                                           Year     End of Year  Accumulation
                                                       Accumulation Accumulation Units End of
Fund Name                                         Year  Unit Value   Unit Value      Year
---------                                         ---- ------------ ------------ ------------
BlackRock Money Market Division/(b)/............. 2003    $21.52       $21.37          0.00
                                                  2004     21.37        21.20          0.00
                                                  2005     21.20        21.42          0.00

BlackRock Strategic Value Division/(a)/.......... 2002     12.70        10.77          0.00
                                                  2003     10.77        15.89         14.56
                                                  2004     15.89        18.00        307.94
                                                  2005     18.00        18.42        630.26

Calvert Social Balanced Division/(a)/............ 2002     17.05        16.70          0.00
                                                  2003     16.70        19.63         64.25
                                                  2004     19.63        20.92        174.62
                                                  2005     20.92        21.76        293.02

Davis Venture Value Division/(a)/................ 2002     21.94        21.34          0.00
                                                  2003     21.34        27.47          8.16
                                                  2004     27.47        30.28         53.71
                                                  2005     30.28        32.80        360.51

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.27         8.09          0.00
                                                  2003      8.09        11.32         14.94
                                                  2004     11.32        16.30         73.37
                                                  2005     16.30        17.12         88.39

FI Value Leaders Division/(a)/................... 2002     19.24        18.26          0.00
                                                  2003     18.26        22.81          0.00
                                                  2004     22.81        25.50          0.00
                                                  2005     25.50        27.73         62.14

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.72         6.22          0.00
                                                  2003      6.22         8.86          2.97
                                                  2004      8.86         9.70          9.99
                                                  2005      9.70         9.97         49.72

Harris Oakmark Focused Value Division/(a)/....... 2002     22.20        22.83          0.00
                                                  2003     22.83        29.75          3.50
                                                  2004     29.75        32.11        110.98
                                                  2005     32.11        34.69        177.17

Harris Oakmark International Division/(a)/....... 2002      9.88         8.81          0.00
                                                  2003      8.81        11.71         35.81
                                                  2004     11.71        13.90        194.72
                                                  2005     13.90        15.63        294.09

Harris Oakmark Large Cap Value Division/(a)/..... 2002      9.95         9.61          0.00
                                                  2003      9.61        11.85          0.00
                                                  2004     11.85        12.97        352.34
                                                  2005     12.97        12.56      1,395.69

Lazard Mid-Cap Division/(a)/..................... 2002      9.97         9.64          0.00
                                                  2003      9.64        11.98         33.34
                                                  2004     11.98        13.50         97.27
                                                  2005     13.50        14.36        145.98

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.65        12.16          0.00
                                                  2003     12.16        12.38        895.64
                                                  2004     12.38        12.65      2,945.36
                                                  2005     12.65        12.69      5,824.53

                                                    Beginning of               Number of
                                                        Year     End of Year  Accumulation
                                                    Accumulation Accumulation Units End of
Fund Name                                      Year  Unit Value   Unit Value      Year
---------                                      ---- ------------ ------------ ------------
Loomis Sayles Small Cap Division/(a)/......... 2002    $18.62       $16.98          0.00
                                               2003     16.98        22.81          0.00
                                               2004     22.81        26.11          7.96
                                               2005     26.11        27.43         28.32

Lord Abbett Bond Debenture Division/(a)/...... 2002     13.14        13.42          0.00
                                               2003     13.42        15.75          9.98
                                               2004     15.75        16.77        267.56
                                               2005     16.77        16.76        476.24

Met/AIM Small Cap Growth Division/(a)/........ 2002      8.90         8.45          0.00
                                               2003      8.45        11.56          0.00
                                               2004     11.56        12.11          0.00
                                               2005     12.11        12.91          0.00

MetLife Mid Cap Stock Index Division/(a)/..... 2002      8.92         8.58          0.00
                                               2003      8.58        11.37        132.11
                                               2004     11.37        12.96        552.05
                                               2005     12.96        14.29        829.97

MetLife Stock Index Division/(a)/............. 2002     27.57        26.29          0.00
                                               2003     26.29        33.10        107.72
                                               2004     33.10        35.94      1,158.16
                                               2005     35.94        36.94      2,626.84

MFS(R) Research International Division/(a)/... 2002      7.78         7.26          0.00
                                               2003      7.26         9.45         18.59
                                               2004      9.45        11.12          5.33
                                               2005     11.12        12.75        141.50

MFS(R) Total Return Division/(a)/............. 2002     31.25        30.99          0.00
                                               2003     30.99        35.62          0.00
                                               2004     35.62        38.93          2.34
                                               2005     38.93        39.42          2.43

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.82         6.94          0.00
                                               2003      6.94         9.38        186.74
                                               2004      9.38        11.01        929.69
                                               2005     11.01        12.25      1,842.55

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     13.89        13.24          0.00
                                               2003     13.24        17.76         12.87
                                               2004     17.76        21.45        142.69
                                               2005     21.45        23.64        718.13

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.82        102.93
                                               2005     12.82        14.30        228.85

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.52         6.26          0.00
                                               2003      6.26         7.93          0.00
                                               2004      7.93         8.30          0.00
                                               2005      8.30         8.56          0.00

PIMCO Total Return Division/(a)/.............. 2002     10.89        11.32          0.00
                                               2003     11.32        11.63        532.41
                                               2004     11.63        12.02      1,107.10
                                               2005     12.02        12.10        398.28

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Fund Name                                                           Year  Unit Value   Unit Value      Year
---------                                                           ---- ------------ ------------ ------------
RCM Global Technology Division/(a)/................................ 2002    $ 3.66       $ 2.95          0.00
                                                                    2003      2.95         4.58          0.00
                                                                    2004      4.58         4.31         29.00
                                                                    2005      4.31         4.71        134.50

Russell 2000(R) Index Division/(a)/................................ 2002      9.95         9.21          0.00
                                                                    2003      9.21        13.22         86.60
                                                                    2004     13.22        15.28        343.81
                                                                    2005     15.28        15.69        488.80

T. Rowe Price Large Cap Growth Division/(a)/....................... 2002      8.85         8.62          0.00
                                                                    2003      8.62        11.09          0.00
                                                                    2004     11.09        11.98          0.00
                                                                    2005     11.98        12.55          0.00

T. Rowe Price Mid-Cap Growth Division/(a)/......................... 2002      4.82         4.53          0.00
                                                                    2003      4.53         6.09          0.00
                                                                    2004      6.09         7.07        169.28
                                                                    2005      7.07         7.98        604.86

T. Rowe Price Small Cap Growth Division/(a)/....................... 2002      8.79         8.60          0.00
                                                                    2003      8.60        11.93         20.78
                                                                    2004     11.93        13.04         54.91
                                                                    2005     13.04        14.22         62.70

Third Avenue Small Cap Value Division/(a)/......................... 2002      9.02         8.22          0.00
                                                                    2003      8.22        11.45          0.00
                                                                    2004     11.45        14.26         54.51
                                                                    2005     14.26        16.21         71.09

Western Asset Management Strategic Bond Opportunities Division/(a)/ 2002     15.87        16.78          0.00
                                                                    2003     16.78        18.61          0.00
                                                                    2004     18.61        19.47        233.67
                                                                    2005     19.47        19.67        395.15

Western Asset Management U.S Government Division/(a)/.............. 2002     14.92        15.36          0.00
                                                                    2003     15.36        15.37        784.08
                                                                    2004     15.37        15.54      1,320.26
                                                                    2005     15.54        15.52        196.37

MetLife Aggressive Allocation Division/(e)/........................ 2005      9.99        11.13          0.00

MetLife Conservative Allocation Division/(e)/...................... 2005      9.99        10.28          0.00

MetLife Conservative to Moderate Allocation Division/(e)/.......... 2005      9.99        10.50          0.00

MetLife Moderate Allocation Division/(e)/.......................... 2005      9.99        10.73      1,006.34

MetLife Moderate to Aggressive Allocation Division/(e)/............ 2005      9.99        10.96          0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                            B, L, AND C PROSPECTUS
                              LOWEST POSSIBLE MIX
                         1.15 SEPARATE ACCOUNT CHARGE



                                                              Beginning of               Number of
                                                                  Year     End of Year  Accumulation
                                                              Accumulation Accumulation Units End of
Fund Name                                                Year  Unit Value   Unit Value      Year
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.16      $ 10.81          63.62
                                                         2003     10.81        16.37      14,982.78
                                                         2004     16.37        19.51      80,216.60
                                                         2005     19.51        24.12     227,193.58

American Funds Growth Division/(a)/..................... 2002     88.53        85.54          11.96
                                                         2003     85.54       115.40      13,543.19
                                                         2004    115.40       128.01      55,834.31
                                                         2005    128.01       146.68     129,239.16

American Funds Growth-Income Division/(a)/.............. 2002     73.23        68.77          30.15
                                                         2003     68.77        89.81      18,970.96
                                                         2004     89.81        97.74      71,689.28
                                                         2005     97.74       102.01     143,320.39

BlackRock Bond Income Division/(a)/..................... 2002     42.36        44.02           2.43
                                                         2003     44.02        45.94      12,384.39
                                                         2004     45.94        47.31      31,771.09
                                                         2005     47.31        47.78      64,260.01

BlackRock Investment Trust Division/(a)/................ 2002     52.00        49.35           0.91
                                                         2003     49.35        63.38       4,046.54
                                                         2004     63.38        69.29      11,627.54
                                                         2005     69.29        70.77      18,853.47

BlackRock Large Cap Value Division/(a)/................. 2002      8.61         7.92           8.09
                                                         2003      7.92        10.60       3,799.75
                                                         2004     10.60        11.87      41,453.44
                                                         2005     11.87        12.39      90,472.98

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     20.77        18.17           0.00
                                                         2003     18.17        24.29       2,861.22
                                                         2004     24.29        26.06       3,633.57
                                                         2005     26.06        27.51      11,978.18

BlackRock Money Market Division/(b)/.................... 2003     23.29        23.19           0.00
                                                         2004     23.19        23.09           0.00
                                                         2005     23.09        23.43           0.00

BlackRock Strategic Value Division/(a)/................. 2002     12.81        10.88         156.91
                                                         2003     10.88        16.11      48,453.97
                                                         2004     16.11        18.33     175,008.38
                                                         2005     18.33        18.82     287,683.69

Calvert Social Balanced Division/(a)/................... 2002     17.72        17.40          38.44
                                                         2003     17.40        20.52       6,664.49
                                                         2004     20.52        21.96      21,378.29
                                                         2005     21.96        22.94      41,201.23

Davis Venture Value Division/(a)/....................... 2002     22.63        22.05          19.62
                                                         2003     22.05        28.50      16,227.34
                                                         2004     28.50        31.54      89,201.49
                                                         2005     31.54        34.29     268,434.82

                                                       Beginning of               Number of
                                                           Year     End of Year  Accumulation
                                                       Accumulation Accumulation Units End of
Fund Name                                         Year  Unit Value   Unit Value      Year
---------                                         ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(a)(c)/........ 2002    $ 8.28       $ 8.11           6.13
                                                  2003      8.11        11.40      12,954.14
                                                  2004     11.40        16.82      35,155.94
                                                  2005     16.82        17.74      64,889.51

FI Value Leaders Division/(a)/................... 2002     19.96        18.99           0.00
                                                  2003     18.99        23.81       2,262.03
                                                  2004     23.81        26.72      11,500.32
                                                  2005     26.72        29.17      35,920.78

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.75         6.26           6.52
                                                  2003      6.26         8.96       7,737.94
                                                  2004      8.96         9.84      31,713.66
                                                  2005      9.84        10.16      61,213.51

Harris Oakmark Focused Value Division/(a)/....... 2002     23.04        23.73          70.12
                                                  2003     23.73        31.04      30,181.02
                                                  2004     31.04        33.65     110,750.47
                                                  2005     33.65        36.50     227,513.06

Harris Oakmark International Division/(a)/....... 2002      9.91         8.85          48.82
                                                  2003      8.85        11.82      19,511.29
                                                  2004     11.82        14.08      85,264.44
                                                  2005     14.08        15.90     251,803.76

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.10         9.77         164.71
                                                  2003      9.77        12.09      57,143.48
                                                  2004     12.09        13.29     177,468.75
                                                  2005     13.29        12.92     372,897.00

Lazard Mid-Cap Division/(a)/..................... 2002     10.00         9.69          78.31
                                                  2003      9.69        12.09       2,865.13
                                                  2004     12.09        13.67      18,025.97
                                                  2005     13.67        14.61      52,664.20

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.82        12.36       3,448.86
                                                  2003     12.36        12.63     144,664.71
                                                  2004     12.63        12.97     428,405.73
                                                  2005     12.97        13.06     910,620.62

Loomis Sayles Small Cap Division/(a)/............ 2002     19.24        17.58           2.82
                                                  2003     17.58        23.71       3,228.37
                                                  2004     23.71        27.25       8,561.34
                                                  2005     27.25        28.74      28,010.97

Lord Abbett Bond Debenture Division/(a)/......... 2002     13.47        13.79           9.63
                                                  2003     13.79        16.24      11,093.84
                                                  2004     16.24        17.36      52,230.11
                                                  2005     17.36        17.42     136,924.22

Met/AIM Small Cap Growth Division/(a)/........... 2002      8.93         8.49           2.30
                                                  2003      8.49        11.66       2,111.31
                                                  2004     11.66        12.27       5,419.83
                                                  2005     12.27        13.13      15,098.34

MetLife Mid Cap Stock Index Division/(a)/........ 2002      8.99         8.67       1,645.03
                                                  2003      8.67        11.53      91,255.87
                                                  2004     11.53        13.19     139,283.11
                                                  2005     13.19        14.61     266,173.33

                                                    Beginning of               Number of
                                                        Year     End of Year  Accumulation
                                                    Accumulation Accumulation Units End of
Fund Name                                      Year  Unit Value   Unit Value      Year
---------                                      ---- ------------ ------------ ------------
MetLife Stock Index Division/(a)/............. 2002    $28.95       $27.66       1,512.09
                                               2003     27.66        34.96      82,808.02
                                               2004     34.96        38.11     275,038.70
                                               2005     38.11        39.33     547,798.08

MFS(R) Research International Division/(a)/... 2002      7.82         7.32          20.26
                                               2003      7.32         9.56      17,836.97
                                               2004      9.56        11.29      33,557.48
                                               2005     11.29        13.00      89,994.11

MFS(R) Total Return Division/(a)/............. 2002     33.21        33.00           1.50
                                               2003     33.00        38.08       7,191.76
                                               2004     38.08        41.78      24,289.54
                                               2005     41.78        42.48      54,395.78

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.94         7.06       3,041.51
                                               2003      7.06         9.57     142,473.29
                                               2004      9.57        11.29     245,217.23
                                               2005     11.29        12.60     488,217.83

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.09        13.47           1.13
                                               2003     13.47        18.13      32,588.41
                                               2004     18.13        21.98     136,845.70
                                               2005     21.98        24.32     304,908.67

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.85      32,361.21
                                               2005     12.85        14.39     211,809.17

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.56         6.31           9.15
                                               2003      6.31         8.02       8,584.95
                                               2004      8.02         8.43      26,654.60
                                               2005      8.43         8.73      71,232.08

PIMCO Total Return Division/(a)/.............. 2002     10.95        11.41         189.54
                                               2003     11.41        11.76      70,150.27
                                               2004     11.76        12.20     251,822.19
                                               2005     12.20        12.34     587,365.40

RCM Global Technology Division/(a)/........... 2002      3.68         2.97          10.54
                                               2003      2.97         4.63      19,825.87
                                               2004      4.63         4.38      57,801.86
                                               2005      4.38         4.81     109,550.02

Russell 2000(R) Index Division/(a)/........... 2002     10.10         9.36         860.44
                                               2003      9.36        13.49      57,176.25
                                               2004     13.49        15.66      92,647.13
                                               2005     15.66        16.14     203,487.62

T. Rowe Price Large Cap Growth Division/(a)/.. 2002      8.98         8.76           3.45
                                               2003      8.76        11.33      22,582.04
                                               2004     11.33        12.28      85,713.15
                                               2005     12.28        12.91     160,902.73

T. Rowe Price Mid-Cap Growth Division/(a)/.... 2002      4.85         4.56           6.04
                                               2003      4.56         6.16      14,813.41
                                               2004      6.16         7.18      99,520.94
                                               2005      7.18         8.14     203,186.34

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Fund Name                                                           Year  Unit Value   Unit Value      Year
---------                                                           ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Division/(a)/....................... 2002    $ 8.98       $ 8.80           2.02
                                                                    2003      8.80        12.26       9,431.44
                                                                    2004     12.26        13.46      41,674.45
                                                                    2005     13.46        14.73      61,128.13

Third Avenue Small Cap Value Division/(a)/......................... 2002      9.02         8.24           0.00
                                                                    2003      8.24        11.52      10,024.24
                                                                    2004     11.52        14.41      23,882.79
                                                                    2005     14.41        16.45     116,689.87

Western Asset Management Strategic Bond Opportunities Division/(a)/ 2002     16.37        17.34          63.10
                                                                    2003     17.34        19.30       6,880.83
                                                                    2004     19.30        20.28      37,987.88
                                                                    2005     20.28        20.57     116,330.65

Western Asset Management U.S Government Division/(a)/.............. 2002     15.39        15.87          70.64
                                                                    2003     15.87        15.95      17,717.61
                                                                    2004     15.95        16.19      53,620.30
                                                                    2005     16.19        16.23     126,212.33

MetLife Aggressive Allocation Division/(e)/........................ 2005      9.99        11.16       6,670.59

MetLife Conservative Allocation Division/(e)/...................... 2005      9.99        10.31      17,041.17

MetLife Conservative to Moderate Allocation Division/(e)/.......... 2005      9.99        10.53      38,350.22

MetLife Moderate Allocation Division/(e)/.......................... 2005      9.99        10.76     185,399.49

MetLife Moderate to Aggressive Allocation Division/(e)/............ 2005      9.99        10.99      92,873.97

-----------
(a)The inception date for the Deferred Annuities was July 12, 2002.
(b)Inception Date: May 1, 2003.
(c)The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is of the division which no longer exists.
(d)Inception Date: May 1, 2004.

(e)Inception Date: May 1, 2005.

APPENDIX IV

PORTFOLIO LEGAL AND MARKETING NAMES




                                   LEGAL NAME OF
SERIES FUND/TRUST                  PORTFOLIO SERIES            MARKETING NAME
  American Funds Insurance         Bond Fund                   American Funds Bond Fund
  Series
  American Funds Insurance         Global Small Capitalization American Funds Global Small
  Series                           Fund                        Capitalization Fund
  American Funds Insurance         Growth - Income Fund        American Funds Growth-
  Series                                                       Income Fund
  American Funds Insurance         Growth Fund                 American Funds Growth Fund
  Series
  Metropolitan Series Fund, Inc.   FI Large Cap Portfolio      FI Large Cap Portfolio
                                                               (Fidelity)
  Metropolitan Series Fund, Inc.   FI Mid Cap Opportunities    FI Mid Cap Opportunities
                                   Portfolio                   Portfolio (Fidelity)
  Metropolitan Series Fund, Inc.   FI Value Leaders Portfolio  FI Value Leaders Portfolio
                                                               (Fidelity)
  Calvert Variable Series, Inc.    Social Balanced Portfolio   Calvert Social Balanced
                                                               Portfolio

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION


                                                               PAGE

             COVER PAGE.......................................   1

             TABLE OF CONTENTS................................   1

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....   2

             DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
               DEFERRED ANNUITIES.............................   2

             EXPERIENCE FACTOR................................   4

             VARIABLE INCOME PAYMENTS.........................   5

             INVESTMENT MANAGEMENT FEES.......................   8

             ADVERTISEMENT OF THE SEPARATE ACCOUNT............  13

             VOTING RIGHTS....................................  16

             ERISA............................................  17

             TAXES............................................  17

             ACCUMULATION UNIT VALUES TABLES..................  25

             FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT..... F-1

             FINANCIAL STATEMENTS OF METLIFE..................   1



                                   [graphic]

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E,

[_] Metropolitan Series Fund, Inc.

[_] Met Investors Series Trust

[_] American Funds Insurance Series

[_] Calvert Social Balanced Portfolio

[_] I have changed my address. My current address is:

___________________________________     Name __________________________
     (Contract Number)

                                        Address _______________________


___________________________________
           (Signature)                       __________________________
                                                                    zip


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------

[SIDEBAR: Deferred Annuities Available: . TSA . TSA ERISA . Simplified Employee Pensions (SEPs) . SIMPLE Individual Retirement Annuities . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) .403(a) Arrangements Classes Available for each Deferred Annuity . e . e.bonus]
    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.




BLACKROCK MONEY MARKET                                    BLACKROCK INVESTMENT TRUST
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT (FORMERLY,       AMERICAN FUNDS GROWTH-INCOME
SALOMON BROTHERS U.S. GOVERNMENT)                         METLIFE STOCK INDEX
BLACKROCK BOND INCOME                                     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
AMERICAN FUNDS BOND                                       FI MID CAP OPPORTUNITIES
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                   LAZARD MID-CAP (FORMERLY MET/AIM MID CAP
PIMCO TOTAL RETURN                                         CORE EQUITY)
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES     METLIFE MID CAP STOCK INDEX
(FORMERLY, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES) HARRIS OAKMARK INTERNATIONAL
LORD ABBETT BOND DEBENTURE                                MFS(R) RESEARCH INTERNATIONAL
PIMCO INFLATION PROTECTED BOND                            MORGAN STANLEY EAFE(R) INDEX
MFS(R) TOTAL RETURN                                       BLACKROCK LEGACY LARGE CAP GROWTH
CALVERT SOCIAL BALANCED                                   FI LARGE CAP
NEUBERGER BERMAN REAL ESTATE                              AMERICAN FUNDS GROWTH
HARRIS OAKMARK FOCUSED VALUE                              OPPENHEIMER CAPITAL APPRECIATION
BLACKROCK LARGE CAP VALUE                                 T. ROWE PRICE LARGE CAP GROWTH
DAVIS VENTURE VALUE                                       LOOMIS SAYLES SMALL CAP
FI VALUE LEADERS                                          RUSSELL 2000(R) INDEX
HARRIS OAKMARK LARGE CAP VALUE                            T. ROWE PRICE MID-CAP GROWTH
NEUBERGER BERMAN MID CAP VALUE                            FRANKLIN TEMPLETON SMALL CAP GROWTH
BLACKROCK STRATEGIC VALUE                                 MET/AIM SMALL CAP GROWTH
THIRD AVENUE SMALL CAP VALUE                              T. ROWE PRICE SMALL CAP GROWTH
                                                          RCM GLOBAL TECHNOLOGY
                                    ASSET ALLOCATION PORTFOLIOS
METLIFE CONSERVATIVE ALLOCATION                           METLIFE MODERATE TO AGGRESSIVE ALLOCATION
METLIFE CONSERVATIVE TO MODERATE ALLOCATION               METLIFE AGGRESSIVE ALLOCATION
METLIFE MODERATE ALLOCATION
                              EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
CYCLICAL GROWTH ETF                                       CYCLICAL GROWTH AND INCOME ETF

HOW TO LEARN MORE:
[SIDEBAR: A word about investment risk: An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT: . a bank deposit or obligation; . federally insured or guaranteed; or . endorsed by any bank or other financial institution.]

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 98 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
(800) 638-7732
                                                                      [GRAPHIC]

                                 [LOGO] Metlife

                                   [GRAPHIC]


 DEFERRED
 ANNUITIES
 AVAILABLE:

   .  TSA
   .  TSA ERISA
   .  Simplified Employee Pensions (SEPs)
   .  SIMPLE Individual Retirement Annuities
   . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) . 403(a) Arrangements

 CLASSES AVAILABLE
 FOR EACH
 DEFERRED ANNUITY

   .  e
   .  e Bonus

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for the e Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the e Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

TABLE OF CONTENTS

    Important Terms You Should Know.....................................  5
    Table of Expenses...................................................  8
    MetLife............................................................. 16
    Metropolitan Life Separate Account E................................ 16
    Variable Annuities.................................................. 16
        The Deferred Annuity............................................ 17
        Classes of the Deferred Annuity................................. 18
    Your Investment Choices............................................. 21
    Deferred Annuities.................................................. 26
        The Deferred Annuity and Your Retirement Plan................... 26
        Automated Investment Strategies................................. 27
        Purchase Payments............................................... 28
            Allocation of Purchase Payments............................. 28
            Limits on Purchase Payments................................. 28
        The Value of Your Investment.................................... 29
        Transfer Privilege.............................................. 30
        Access to Your Money............................................ 33
            Systematic Withdrawal Program............................... 33
            Minimum Distribution........................................ 35
        Charges......................................................... 35
            Separate Account Charge..................................... 35
            Investment-Related Charge................................... 36
        Annual Contract Fee............................................. 36
            Optional Guaranteed Minimum Income Benefit.................. 37
        Premium and Other Taxes......................................... 37
        Withdrawal Charges.............................................. 37
            When No Withdrawal Charge Applies to the e Bonus Class...... 38
        Free Look....................................................... 39
        Death Benefit--Generally........................................ 40
            Standard Death Benefit...................................... 41
        Optional Benefits............................................... 42
            Annual Step-Up Death Benefit................................ 42
            Guaranteed Minimum Income Benefit........................... 44
        Pay-Out Options (or Income Options)............................. 50
        Income Payment Types............................................ 51
        Allocation...................................................... 52
        Minimum Size of Your Income Payment............................. 52
        The Value of Your Income Payments............................... 52

           Reallocation Privilege................................... 54
           Charges.................................................. 56
       General Information.......................................... 57
           Administration........................................... 57
               Purchase Payments.................................... 57
               Confirming Transactions.............................. 57
               Processing Transactions.............................. 58
                  By Telephone or Internet.......................... 58
                  After Your Death.................................. 59
                  Third Party Requests.............................. 59
                  Valuation--Suspension of Payments................. 59
           Advertising Performance.................................. 60
           Changes to Your Deferred Annuity......................... 62
           Voting Rights............................................ 63
           Who Sells the Deferred Annuities......................... 64
           Financial Statements..................................... 67
           Your Spouse's Rights..................................... 67
           When We Can Cancel Your Deferred Annuity................. 67
       Income Taxes................................................. 68
       Legal Proceedings............................................ 86
       Appendix I Premium Tax Table................................. 87
       Appendix II What You Need To Know If You Are A Texas
         Optional Retirement Program Participant.................... 88
       Appendix III Accumulation Unit Values For Each Investment
         Division................................................... 89
       Appendix IV Portfolio Legal and Marketing Names..............
       Table of Contents for the Statement of Additional Information 98


MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                   [GRAPHIC]

                                   [graphic]

                                   [GRAPHIC]
IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from the amount you have withdrawn from your Deferred Annuity, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU


In this Prospectus, depending on the context, "you" is the owner of the Deferred Annuity or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, "you" means the trustee or employer. Under 457(b), 403(a), and 403(b) plans where the participant or annuitant is permitted to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

   The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------
  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.............................                 None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).......             Up to 3%
Transfer Fee (2)...................................................... Current Charge: None
                                                             Maximum Guaranteed Charge: $25

/1/ A withdrawal charge may apply if you take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

IF WITHDRAWN DURING CONTRACT YEAR                        e CLASS e BONUS CLASS
---------------------------------                        ------- -------------
1.......................................................  None         3%
2.......................................................               3%
3.......................................................               3%
4.......................................................               3%
5.......................................................               3%
6.......................................................               3%
7.......................................................               3%
Thereafter..............................................               0%

    There are times when the withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year you may withdraw up to 10% of your Account Balance without a withdrawal charge. These withdrawals are made on a non-cumulative basis.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

--------------------------------------------------------------------------------
     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.

Annual Contract Fee (3)................................ $30


Current Separate Account Charge (as a percentage of your Account Balance)
for all investment divisions except the American Funds Growth-Income,
American Funds Growth and American Funds Global Small Capitalization
Divisions (4)
                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.50%        0.95%
  Optional Annual Step-Up Death Benefit...........  0.60%        1.05%

Current Separate Account Charge (as a percentage of your Account Balance)
for the American Funds Growth-Income, American Funds Growth, American Funds
Bond and American Funds Global Small Capitalization Divisions and maximum guaranteed Separate Account charge (as a percentage of your Account
Balance) for all future investment divisions (4)
                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.75%        1.20%
  Optional Annual Step-Up Death Benefit...........  0.85%        1.30%
Optional Guaranteed Minimum Income Benefit (6)............        .35%

/3/ This fee may be waived under certain circumstances. This fee is waived if your Account Balance is at least $50,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if you take a total withdrawal of your Account Balance. This fee will not be deducted if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions, as shown in the table labeled "Current Separate Account Charge for American Funds investment divisions and maximum guaranteed Separate Account charge for all future investment divisions."

/5/ The Separate Account charge with the Standard Death Benefit for the e Bonus
    Class will be reduced by 0.45% to 0.50% (0.75% for amounts in the American Funds investment divisions) after you have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 0.60% for the Annual Step-Up Death Benefit (0.85% for amounts held in the American Funds investment divisions and for amounts held in the maximum guaranteed Separate Account charge investment divisions) after you have held the Contract for seven years.

/6/ The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once you are in the pay-out phase of your Contract. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.

------------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds, which are Class 2 Portfolios, and the Calvert Social Balanced Portfolio. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                                                          Minimum Maximum
                                                                                          ------- -------
Total Annual Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds
Operating Expenses for the fiscal year ending December 31, 2005 (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees)
and other expenses)                                                                        0.54%   3.73%
After Waiver and/or Reimbursement (7)(8).................................................  0.53%   1.44%


/7/ Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife
    Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interests, taxes and extraordinary expenses and underlying Portfolio investment management fees and expenses as necessary to limit the total of such expenses to the annual percentage of average daily net assets of the following Portfolios as indicated:


        Portfolio                                             Percentage
        ---------                                             ----------
        MetLife Conservative Allocation Portfolio............    0.35%
        MetLife Conservative to Moderate Allocation Portfolio    0.35%
        MetLife Moderate Allocation Portfolio................    0.35%
        MetLife Moderate to Aggressive Allocation Portfolio..    0.35%
        MetLife Aggressive Allocation Portfolio..............    0.35%
        FI Large Cap Portfolio...............................    1.20%



    This waiver or agreement to pay is subject to the obligation of each class of the Portfolio (except FI Large Cap Portfolio) separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2007. The effect of such waiver and reimbursement is that performance results are increased.

    MetLife Advisers has also agreed to waive a portion of its investment management fee until at least April 30, 2007 for the following Portfolios in the percentage amounts specified below:



Portfolio                                                         Waived Percentage
---------                                                         -----------------
Loomis Sayles Small Cap Portfolio................                               0.05% on all assets
Lehman Brothers(R) Aggregate Bond Index Portfolio                              0.006% on all assets
MetLife Stock Index Portfolio....................                              0.007% on all assets
MetLife Mid Cap Stock Index Portfolio............                              0.007% on all assets
Russell 2000(R) Index Portfolio..................                              0.007% on all assets
Morgan Stanley EAFE(R) Index Portfolio...........                              0.007% on all assets
BlackRock Bond Income Portfolio.................. 0.025% on assets in excess of $1 billion and less than $2 billion
BlackRock Money Market Portfolio.................    0.005% on the first $500 million of assets and
                                                          0.015% on the next $500 million of assets
T. Rowe Price Large Cap Growth Portfolio.........         0.015% on the first $50 million of assets


    The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.


/8/ Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Limitation Agreement under which MetLife Investors has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2007, the following percentages: 1.35% for the Harris Oakmark International Portfolio, 1.05% for the Lazard Mid-Cap Portfolio, 0.90% for the PIMCO Inflation Protected Bond Portfolio, 1.30% for the Met/AIM Small Cap Growth Portfolio, 1.25% for the MFS(R) Research International Portfolio, 1.15% for the Neuberger Berman Real Estate Portfolio, 1.00% for the Oppenheimer Capital Appreciation Portfolio, 1.35% for the RCM Global Technology Portfolio, 1.20% for the Third Avenue Small Cap Value Portfolio, 1.15% for the T. Rowe Price Mid-Cap Growth Portfolio, 0.80% for the Cyclical Growth ETF Portfolio and 0.80% for the Cyclical Growth and Income ETF Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by MetLife Investors may, with the approval of the Fund's Board of Trustees, be repaid by the applicable Portfolio to MetLife Investors. The effect of such waiver and reimbursement is that performance results are increased. See the attached prospectus for the Met Investors Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Investors and the Met Investors Fund.



  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                                       --------------
(as a percentage of average net assets) (9)(12)                                            A+B+C=D
                                                                              C             TOTAL
                                                           A        B   OTHER EXPENSES EXPENSES BEFORE       E
                                                       MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/
                                                          FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio (7)(10)(11)(20)......    0.35    0.25       0.07           0.67           0.01
Western Asset Management U.S. Government
  Portfolio (10)(25)..................................    0.54    0.25       0.07           0.86           0.00
BlackRock Bond Income Portfolio (7)(10)(13)(20).......    0.40    0.25       0.07           0.72           0.00
Lehman Brothers(R) Aggregate Bond Index Portfolio (10)    0.25    0.25       0.06           0.56           0.01
Western Asset Management Strategic Bond Opportunities
  Portfolio (10)(25)..................................    0.65    0.25       0.10           1.00           0.00
MFS(R) Total Return Portfolio (10)(27)................    0.57    0.25       0.16           0.98           0.00
Harris Oakmark Focused Value Portfolio (10)...........    0.73    0.25       0.04           1.02           0.00
BlackRock Large Cap Value Portfolio (10)(20)..........    0.70    0.25       0.15           1.10           0.00
Davis Venture Value Portfolio (10)....................    0.72    0.25       0.04           1.01           0.00
FI Value Leaders Portfolio (10).......................    0.66    0.25       0.07           0.98           0.00
Harris Oakmark Large Cap Value Portfolio (10).........    0.72    0.25       0.06           1.03           0.00
Neuberger Berman Mid Cap Value Portfolio (10).........    0.67    0.25       0.09           1.01           0.00
BlackRock Strategic Value Portfolio (10)(20)..........    0.83    0.25       0.06           1.14           0.00
BlackRock Investment Trust Portfolio (10)(20).........    0.49    0.25       0.06           0.80           0.00
                                                                                                       --------------


  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                       --------------
(as a percentage of average net assets) (9)(12)            D-E=F
                                                           TOTAL
                                                       EXPENSES AFTER
                                                         WAIVER AND
                                                       REIMBURSEMENT
---------------------------------------------------------------------
BlackRock Money Market Portfolio (7)(10)(11)(20)......      0.66
Western Asset Management U.S. Government
  Portfolio (10)(25)..................................      0.86
BlackRock Bond Income Portfolio (7)(10)(13)(20).......      0.72
Lehman Brothers(R) Aggregate Bond Index Portfolio (10)      0.55
Western Asset Management Strategic Bond Opportunities
  Portfolio (10)(25)..................................      1.00
MFS(R) Total Return Portfolio (10)(27)................      0.98
Harris Oakmark Focused Value Portfolio (10)...........      1.02
BlackRock Large Cap Value Portfolio (10)(20)..........      1.10
Davis Venture Value Portfolio (10)....................      1.01
FI Value Leaders Portfolio (10).......................      0.98
Harris Oakmark Large Cap Value Portfolio (10).........      1.03
Neuberger Berman Mid Cap Value Portfolio (10).........      1.01
BlackRock Strategic Value Portfolio (10)(20)..........      1.14
BlackRock Investment Trust Portfolio (10)(20).........      0.80
                                                       --------------

  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                                     ----------------------------
(as a percentage of average net assets) (9)(12)                                          A+B+C=D                       D-E=F
                                                                            C             TOTAL                        TOTAL
                                                         A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                                     MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                                        FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio (7)...................    0.25    0.25       0.04           0.54           0.01           0.53
FI Mid Cap Opportunities Portfolio (10)(17).........    0.68    0.25       0.07           1.00           0.00           1.00
MetLife Mid Cap Stock Index Portfolio (7)...........    0.25    0.25       0.09           0.59           0.01           0.58
Morgan Stanley EAFE(R) Index Portfolio (7)..........    0.30    0.25       0.22           0.77           0.01           0.76
BlackRock Legacy Large Cap Growth Portfolio (10)(20)    0.73    0.25       0.07           1.05           0.00           1.05
FI Large Cap Portfolio (7)(10)(26)..................    0.80    0.25       0.06           1.11           0.00           1.11
T. Rowe Price Large Cap Growth Portfolio (7)(10)....    0.60    0.25       0.12           0.97           0.00           0.97
Loomis Sayles Small Cap Portfolio (7)(10)...........    0.90    0.25       0.08           1.23           0.05           1.18
Russell 2000(R) Index Portfolio (7).................    0.25    0.25       0.11           0.61           0.01           0.60
Franklin Templeton Small Cap Growth Portfolio (10)..    0.90    0.25       0.23           1.38           0.00           1.38
T. Rowe Price Small Cap Growth Portfolio (10).......    0.51    0.25       0.09           0.85           0.00           0.85
                                                                                                     ----------------------------



  ASSET ALLOCATION
  PORTFOLIOS /(22)/
                                                                     ----------------------------------------------------------
                                                                                                                 TOTAL EXPENSES
                                                                                                  TOTAL EXPENSES    FOR THE
                                                         A+B+C=D                       D-E=F       AFTER WAIVER  PORTFOLIO AND
                                            C             TOTAL                        TOTAL      REIMBURSEMENT    UNDERLYING
                         A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER      FOR         PORTFOLIOS
                     MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/      WAIVER AND     UNDERLYING   AFTER WAIVERS
                        FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT    PORTFOLIOS   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
MetLife
  Conservative
  Allocation
  Portfolio (7).....    0.10%   0.25%      0.95           1.30           0.95           0.35           0.63           0.98
MetLife
  Conservative to
  Moderate
  Allocation
  Portfolio (7).....    0.10%   0.25%      0.31           0.66           0.31           0.35           0.65           1.00
MetLife Moderate
  Allocation
  Portfolio (7).....    0.10%   0.25%      0.19           0.54           0.19           0.35           0.69           1.04
MetLife Moderate to
  Aggressive
  Allocation
  Portfolio (7).....    0.10%   0.25%      0.24           0.59           0.24           0.35           0.71           1.06
MetLife Aggressive
  Allocation
  Portfolio (7).....    0.10%   0.25%      1.66           2.01           1.66           0.35           0.72           1.07
                                                                     ----------------------------------------------------------



  CALVERT FUND ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                 ----------------------------
(as a percentage of average net assets)                  B           A+B+C=D                       C-D=E
                                                       OTHER          TOTAL                        TOTAL
                                            A        EXPENSES    EXPENSES BEFORE       D       EXPENSES AFTER
                                        MANAGEMENT    BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                           FEES    REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (14).    0.70%       0.22%          0.92%          0.00           0.92%
                                                                                 ----------------------------




  MET INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                              ----------------------------
(as a percentage of average net assets) (9)                                       A+B+C=D                       D-E=F
                                                                     C             TOTAL                        TOTAL
                                                  A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                              MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                                 FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio (19)............    0.50    0.25       0.07           0.82           0.00           0.82
Lord Abbett Bond Debenture Portfolio (10)(13)    0.51    0.25       0.05           0.81           0.00           0.81
                                                                                              ----------------------------


  MET INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                              ----------------------------
(as a percentage of average net assets)                                           A+B+C=D                       D-E=F
(9)(12)                                                              C             TOTAL                        TOTAL
                                                  A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                              MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                                 FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio
  (8)(26)....................................    0.50    0.25       0.05           0.80           0.00           0.80
Neuberger Berman Real Estate Portfolio
  (8)(10)....................................    0.67    0.25       0.03           0.95           0.00           0.95
Third Avenue Small Cap Value (8)(10).........    0.75    0.25       0.05           1.05           0.00           1.05
Lazard Mid-Cap Portfolio (8)(10)(23).........    0.70    0.25       0.09           1.04           0.00           1.04
Harris Oakmark International Portfolio
  (8)(10)....................................    0.82    0.25       0.13           1.20           0.00           1.20
MFS(R) Research International Portfolio
  (8)(10)(19)................................    0.74    0.25       0.23           1.22           0.00           1.22
Oppenheimer Capital Appreciation Portfolio
  (8)(10)(19)................................    0.59    0.25       0.10           0.94           0.00           0.94
T. Rowe Price Mid-Cap Growth Portfolio (8)...    0.75    0.25       0.07           1.07           0.00           1.07
Met/AIM Small Cap Growth Portfolio
  (8)(10)(19)................................    0.90    0.25       0.11           1.26           0.00           1.26
RCM Global Technology Portfolio
  (8)(10)(19)(21)............................    0.92    0.25       0.27           1.44           0.00           1.44
                                                                                              ----------------------------



                                                                                                            TOTAL EXPENSES
                                                                                                               FOR THE
                                                                   A+B+C=D                       D-E=F      PORTFOLIO AND
                                                      C             TOTAL                        TOTAL        UNDERLYING
                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER   PORTFOLIOS
                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/     AFTER WAIVER/
                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
EXCHANGE-TRADED FUNDS
PORTFOLIOS (24)
Cyclical Growth ETF Portfolio
  (8)(26).....................    0.45    0.25       1.89           2.59           1.79           0.80           1.18
Cyclical Growth and Income
  ETF Portfolio (8)(26).......    0.45    0.25       3.03           3.73           2.93           0.80           1.13




  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                                        --------------
                                                                                            A+B+C=D
  (as a percentage of average net assets) (9)(10)(12)                          C             TOTAL
                                                            A        B   OTHER EXPENSES EXPENSES BEFORE       E
                                                        MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/
                                                           FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------
                 American Fund Bond
                   Portfolio...........................    0.43    0.25       0.01           0.69           0.00
                 American Funds
                   Growth-Income
                   Portfolio...........................    0.28    0.25       0.01           0.54           0.00
                 American Funds
                   Global Small
                   Capitalization
                   Portfolio...........................    0.74    0.25       0.05           1.04           0.00
                 American Funds
                   Growth Portfolio....................    0.33    0.25       0.02           0.60           0.00
                                                                                                        --------------



  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                        --------------
                                                            D-E=F
  (as a percentage of average net assets) (9)(10)(12)       TOTAL
                                                        EXPENSES AFTER
                                                           WAIVER/
                                                        REIMBURSEMENT
----------------------------------------------------------------------
                 American Fund Bond
                   Portfolio...........................      0.69
                 American Funds
                   Growth-Income
                   Portfolio...........................      0.54
                 American Funds
                   Global Small
                   Capitalization
                   Portfolio...........................      1.04
                 American Funds
                   Growth Portfolio....................      0.60
                                                        --------------


/9/ Each of the Metropolitan Fund, Met Investors Fund, and American Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class B shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.

/10/Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for each respective Fund.

/11/BlackRock Money Market Portfolio is only available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit.


/12/Total Expenses After Waiver/Reimbursement do not reflect any expense reductions resulting from voluntary waivers or trades placed with certain brokers. For more information, see the prospectus and SAI for each Fund.

/13/On April 29, 2002, the State Street Research Income Portfolio of the
    Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.

/14/"Other Expenses" are based on the Portfolio's most recent fiscal year. The management fees include the sub-advisory fees paid by the advisor, Calvert Asset Management Company, Inc., and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.

/15/On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS(R) Mid Cap Growth Portfolio, which changed its name to
    T. Rowe Price Mid-Cap Growth Portfolio.


/16/On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio. The management fee has been restated to reflect a new management fee schedule that become effective December 1, 2005.


/17/Prior to the opening of business on May 3, 2004, the FI Mid Cap
    Opportunities Portfolio was merged into the Janus Mid Cap Portfolio and Fidelity Management & Research Company became sub-investment manager for the Portfolio which changed its name to FI Mid Cap Opportunities Portfolio.

/18/Prior to the opening of business on May 3, 2004 State Street Research &
    Management Company became the sub-investment manager for the Alger Equity Growth Portfolio, which changed its name to the State Street Research Large Cap Growth Portfolio.

/19/Fees waived or expenses reimbursed by the investment manager of these Portfolios in prior years were repaid in the last fiscal year to the investment manager by these Portfolios with the approval of the Fund's Board of Trustees. These amounts are included in the "Other Expenses Before Reimbursement" column. The amounts per Portfolio are:


               Portfolio                               Percentage
               ---------                               ----------
               MFS(R) Research International Portfolio    0.05
               Oppenheimer Capital Appreciation.......    0.05
               Met/AIM Small Cap Portfolio............    0.04
               PIMCO Total Return Portfolio...........    0.01
               RCM Global Technology Portfolio........    0.14


/20/Effective January 31, 2005, BlackRock Advisors, Inc. became the sub-investment manager for the State Street Research Money Market Portfolio, the State Street Research Bond Income Portfolio, the State Street Research Large Cap Value Portfolio, the State Street Research Investment Trust Portfolio, the State Street Research Large Cap Growth Portfolio and the State Street Research Aurora Portfolio, which changed their names, as shown in the following table:

Prior Portfolio Name                                         New Portfolio Name
--------------------                                         ------------------
State Street Research Aurora Portfolio           BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio      BlackRock Bond Income Portfolio
State Street Research Investment Trust Portfolio BlackRock Investment Trust Portfolio
State Street Research Large Cap Growth Portfolio BlackRock Legacy Large Cap Growth Portfolio
State Street Research Large Cap Value Portfolio  BlackRock Large Cap Value Portfolio
State Street Research Money Market Portfolio     BlackRock Money Market Portfolio


 /21/On January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio. The fee table does not reflect a brokerage commission recapture for the RCM Global Technology Portfolio. After the commission recapture, actual expenses for the RCM Global Technology Portfolio were 1.35%.

 /22/These Portfolios are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Because these Portfolios invest in other underlying Portfolios, each of these Portfolios also will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the investment management fee. The total annual operating expenses of the Portfolios (before applicable fee waivers and expense reimbursements), including the weighted average of the total operating expenses of the underlying Portfolios (before applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio, 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio, 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio, and 2.73% for the MetLife Aggressive Allocation Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

/23/On December 19, 2005, Lazard Asset Management LLC become the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio which changed its name to Lazard Mid-Cap Portfolio. The management fee has been restated to reflect a new management fee schedule that became effective on December 19, 2005.

/24/Each Portfolio was designed on established principles of asset allocation.
    Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are: 0.33% for Cyclical Growth and Income ETF Portfolio, and 0.38% for the Cyclical

    Growth ETF Portfolio. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment company for the year ended December 31, 2005 (or in the case of Vanguard(R) U.S. Sector Index Funds, for the fiscal year ended August 31, 2005) according to such Underlying ETFs' and other investment companies' allocation targets in place as of December 31, 2005. See the prospectus for the portfolios for a description of the allocation targets for each portfolio.

/25/On April 28, 2006, Western Asset Management Company became the sub-investment manager for both the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brother U.S. Government Portfolio which changed their names as set forth below:



Old Portfolio Name                                              New Portfolio Name
------------------                                              ------------------
Salomon Brothers Strategic Bond Portfolio Western Asset Management Strategic Bond Opportunities Portfolio
Salomon Brother U.S. Government Portfolio Western Asset Management U.S. Government Portfolio



 /26/This Portfolio first became available on May 1, 2006.

 /27/The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.


  EXAMPLES
  The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).
  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $ 10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your Account balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the e Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit;
 .  you select the Guaranteed Minimum Income Benefit; and
 . you fully surrender your Contract, you elect to annuitize (select an income payment type under which you receive income payments over your lifetime) or you do not elect to annuitize (no withdrawal charges apply to the e Class)


                                                         1     3      5     10
                                                        YEAR YEARS  YEARS  YEARS
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum................................................ $495 $1,490 $2,493 $5,039
Minimum................................................ $177   $553   $957 $2,110


  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your Account balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the e Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit;
 .  you select the Guaranteed Minimum Income Benefit; and
 . you fully surrender your Contract with applicable withdrawal charges deducted.


                                                 1     3      5         10
                                                YEAR YEARS  YEARS      YEARS
---------------------------------------------------------------------------------
-------------------------------------------------------------------------
Maximum........................................ $841 $1,877 $2,947     $5,369
Minimum........................................ $525   $947 $1,432     $2,431

  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your Account balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your Contract;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  you select the e Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Annual Step-Up Death Benefit; and
 .  you select the Guaranteed Minimum Income Benefit.


                                                 1     3      5         10
                                                YEAR YEARS  YEARS      YEARS
---------------------------------------------------------------------------------
-------------------------------------------------------------------------
Maximum........................................ $533 $1,602 $2,674     $5,369
Minimum........................................ $207   $643 $1,111     $2,431



   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION--SEE APPENDIX III

                                   [GRAPHIC]
METLIFE


      Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was
formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowner's insurance and retail banking services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Outside the U.S., the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.


METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

   [SIDEBAR: A deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.]

                                   [GRAPHIC]
VARIABLE ANNUITIES

    This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

THE DEFERRED ANNUITY

     You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA plans (ERISA and non-ERISA), IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.


Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity, ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in this Prospectus in two variations, which we call "classes." Your employer, association or other group contract holder may limit the availability of certain classes. If available, only the e Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. We also offer other classes of the Deferred Annuity. Each has its own Separate Account charge and applicable withdrawal charge (except e Class which has no withdrawal charge). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If you purchase the optional death benefit you receive the optional benefit in place of the Standard Death Benefit. Some features are not available with the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State (when available), regardless of the class of Deferred Annuity purchased. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the e Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit; and

..   Guaranteed Minimum Income Benefit.

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contract owners will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

CLASSES OF THE DEFERRED ANNUITY[GRAPHIC]

E CLASS

The e Class has a 0.50% annual Separate Account charge (0.75% in the case of each American Funds investment division) and no withdrawal charge. If you choose the optional death benefit, the Separate Account charge would be 0.60%, or in the case of each American Funds investment division, 0.85%.

THE E BONUS CLASS

You may purchase a Contract in the e Bonus Class before your 81st birthday. The e Bonus Class is not available to the 457(b) Deferred Annuity issued to state and local governments in New York State. Under the e Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year, except for those purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and mutual funds that are products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are products of MetLife or its affiliates.) You may only receive the 3% credit if you are less than 66 years old at date of issue. The Bonus will be applied on a pro-rata basis to the Fixed Interest Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments at the time the purchase payment is credited. The e Bonus Class may not be available in all states. The e Bonus Class has a 0.95% annual Separate Account charge (1.20% in the case of each American Funds investment division) and a seven year withdrawal charge on the amount withdrawn. The Separate Account charge with the Standard Death Benefit declines 0.45% to 0.50% (0.75% in the case of each American Funds investment division) after you have held the Contract for seven years. If you choose the optional death benefit, the Separate Account charge would be 1.05% or, in the case of each American Funds investment division, 1.30%. The Separate Account charge with the Annual Step-Up Death Benefit declines 0.45% to 0.60% (0.85% in the case of each American Funds investment division) after you have held the Contract for seven years.

Investment returns for the e Bonus Class Deferred Annuity may be lower than those for the e Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the e Bonus Class Deferred Annuity. (If the Fixed Interest Account is available, Fixed Interest Account rates for the e Bonus Class may be lower than those declared for the other classes.) Therefore, the choice between the e Bonus Class and the e Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the e Bonus Class Deferred Annuity will have higher returns than the e Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates contract values based upon hypothetical investment returns for a Deferred Annuity with the 3% credit (with and without the impact of a withdrawal charge) compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 0.95% (0.50% in years 8-10) (e Bonus Class Deferred Annuity) and 0.50% (e Class Deferred Annuity);

c) deduction of a withdrawal charge at a rate of 3% in years 1-7 with 10% of the Account Balance free of such charge in years 2 through 7 (none in years 8-10) (e Bonus Class Deferred Annuity) and none (e Class Deferred Annuity); and

d) an assumed investment return for the investment choices before Separate Account charges of 7.30% for each of 10 years.

-----------------------------------------------------------------------------------------------------------------------

                                                         e Bonus Class (0.95% Separate Account
                                                          charge and 3% withdrawal charge for   e Class (0.50% Separate
                                     e Bonus Class       first 7 years with 10% of the Account    Account charge and
                                (0.95% Separate Account  Balance free of such charge in years 2  no withdrawal charge
        Contract Year          charge for first 7 years)               through 7)                     all years)
-----------------------------------------------------------------------------------------------------------------------
1                                       $54,770                         $53,127                         $53,400
-----------------------------------------------------------------------------------------------------------------------
2                                       $58,248                         $56,675                         $57,031
-----------------------------------------------------------------------------------------------------------------------
3                                       $61,947                         $60,274                         $60,909
-----------------------------------------------------------------------------------------------------------------------
4                                       $65,881                         $64,102                         $65,051
-----------------------------------------------------------------------------------------------------------------------
5                                       $70,064                         $68,172                         $69,475
-----------------------------------------------------------------------------------------------------------------------
6                                       $74,513                         $72,501                         $74,199
-----------------------------------------------------------------------------------------------------------------------
7                                       $79,245                         $77,105                         $79,244
-----------------------------------------------------------------------------------------------------------------------
8                                       $84,633                         $84,633                         $84,633
-----------------------------------------------------------------------------------------------------------------------
9                                       $90,388                         $90,388                         $90,388
-----------------------------------------------------------------------------------------------------------------------
10                                      $96,535                         $96,535                         $96,534
-----------------------------------------------------------------------------------------------------------------------

Generally, assuming no amounts are withdrawn, the higher the rate of return, the more advantageous the e Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. Assuming no amounts are withdrawn, if additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year.

The decision to elect the e Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge and the withdrawal charge.

The guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity. Current rates for the e Bonus Class may be lower than those for the e Class of the Deferred Annuity.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

YOUR INVESTMENT CHOICES
[Sidebar: The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed Fixed Interest Account.]

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities have a 12b-1 Plan fee.


Starting with the most conservative Portfolio, each group of investment choices is listed in the approximate risk relationship among each available Portfolio in the group with all those within the same investment style listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix IV Portfolio Legal and Marketing Names.) You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

[GRAPHIC]

[Sidebar: The degree of investment risk you assume will depend on the investment divisions you choose. We have listed each group of choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order (based upon the Portfolio's legal name).]
[Sidebar: While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.]

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation Portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.



             BLACKROCK MONEY MARKET     SEEKS A HIGH LEVEL OF
             PORTFOLIO                  CURRENT INCOME CONSISTENT
                                        WITH PRESERVATION OF
                                        CAPITAL
             WESTERN ASSET MANAGEMENT   SEEKS TO MAXIMIZE TOTAL
             U.S. GOVERNMENT PORTFOLIO  RETURN CONSISTENT WITH
                                        PRESERVATION OF CAPITAL
                                        AND MAINTENANCE OF
                                        LIQUIDITY
             BLACKROCK BOND INCOME      SEEKS COMPETITIVE TOTAL
             PORTFOLIO                  RETURN PRIMARILY FROM
                                        INVESTING IN FIXED-INCOME
                                        SECURITIES
             AMERICAN FUNDS BOND        SEEKS TO MAXIMIZE CURRENT
             PORTFOLIO                  INCOME AND PRESERVE
                                        CAPITAL BY INVESTING
                                        PRIMARILY IN FIXED-INCOME
                                        SECURITIES
             LEHMAN BROTHERS(R)         SEEKS TO EQUAL THE
             AGGREGATE BOND INDEX       PERFORMANCE OF THE LEHMAN
             PORTFOLIO                  BROTHERS(R) AGGREGATE
                                        BOND INDEX
             PIMCO TOTAL RETURN         SEEKS MAXIMUM TOTAL
             PORTFOLIO                  RETURN, CONSISTENT WITH
                                        THE PRESERVATION OF
                                        CAPITAL AND PRUDENT
                                        INVESTMENT MANAGEMENT
             WESTERN ASSET MANAGEMENT   SEEKS TO MAXIMIZE TOTAL
             STRATEGIC BOND             RETURN CONSISTENT WITH
             OPPORTUNITIES PORTFOLIO    PRESERVATION OF CAPITAL
             LORD ABBETT BOND           SEEKS HIGH CURRENT INCOME
             DEBENTURE PORTFOLIO        AND THE OPPORTUNITY FOR
                                        CAPITAL APPRECIATION TO
                                        PRODUCE A HIGH TOTAL
                                        RETURN
             PIMCO INFLATION PROTECTED  SEEKS TO PROVIDE MAXIMUM
             BOND PORTFOLIO             REAL RETURN CONSISTENT
                                        WITH PRESERVATION OF
                                        CAPITAL AND PRUDENT
                                        INVESTMENT MANAGEMENT
             MFS(R) TOTAL RETURN        SEEKS A FAVORABLE TOTAL
             PORTFOLIO                  RETURN THROUGH INVESTMENT
                                        IN A DIVERSIFIED PORTFOLIO
             CALVERT SOCIAL BALANCED    SEEKS TO ACHIEVE
                                        COMPETITIVE TOTAL RETURN
             NEUBERGER BERMAN REAL      SEEKS TO PROVIDE TOTAL
             ESTATE PORTFOLIO           RETURN THROUGH INVESTMENT
                                        IN REAL ESTATE
                                        SECURITIES, EMPHASIZING
                                        BOTH CAPITAL APPRECIATION
                                        AND CURRENT INCOME
             HARRIS OAKMARK FOCUSED     SEEKS LONG-TERM CAPITAL
             VALUE PORTFOLIO            APPRECIATION
             BLACKROCK LARGE CAP VALUE  SEEKS LONG-TERM GROWTH OF
             PORTFOLIO                  CAPITAL
             DAVIS VENTURE VALUE
             PORTFOLIO                  SEEKS GROWTH OF CAPITAL
             FI VALUE LEADERS PORTFOLIO SEEKS LONG TERM-GROWTH OF
                                        CAPITAL
             HARRIS OAKMARK LARGE CAP   SEEKS LONG-TERM CAPITAL
             VALUE PORTFOLIO            APPRECIATION
             NEUBERGER BERMAN MID CAP
             VALUE PORTFOLIO            SEEKS CAPITAL GROWTH
             BLACKROCK STRATEGIC VALUE  SEEKS HIGH TOTAL RETURN,
             PORTFOLIO                  CONSISTING PRINCIPALLY OF
                                        CAPITAL APPRECIATION
             THIRD AVENUE SMALL CAP     SEEKS LONG-TERM CAPITAL
             VALUE                      APPRECIATION
             BLACKROCK INVESTMENT       SEEKS LONG-TERM GROWTH OF
             TRUST PORTFOLIO            CAPITAL AND INCOME

             AMERICAN FUNDS             SEEKS BOTH CAPITAL
             GROWTH-INCOME PORTFOLIO    APPRECIATION AND INCOME
             METLIFE STOCK INDEX        SEEKS TO EQUAL THE
             PORTFOLIO                  PERFORMANCE OF THE
                                        STANDARD & POOR'S(R) 500
                                        COMPOSITE STOCK PRICE
                                        INDEX
             AMERICAN FUNDS GLOBAL      SEEKS CAPITAL
             SMALL CAPITALIZATION       APPRECIATION THROUGH
             PORTFOLIO                  STOCKS
             FI MID CAP OPPORTUNITIES   SEEKS LONG-TERM GROWTH OF
             PORTFOLIO                  CAPITAL
             LAZARD MID-CAP PORTFOLIO   SEEKS LONG-TERM CAPITAL
                                        APPRECIATION
             METLIFE MID CAP STOCK      SEEKS TO EQUAL THE
             INDEX PORTFOLIO            PERFORMANCE OF THE
                                        STANDARD & POOR'S(R) 400
                                        COMPOSITE STOCK PRICE
                                        INDEX
             HARRIS OAKMARK             SEEKS LONG-TERM CAPITAL
             INTERNATIONAL PORTFOLIO    APPRECIATION
             MFS(R) RESEARCH
             INTERNATIONAL PORTFOLIO    SEEKS CAPITAL APPRECIATION
             MORGAN STANLEY EAFE(R)     SEEKS TO EQUAL THE
             INDEX PORTFOLIO            PERFORMANCE OF THE MSCI
                                        EAFE(R) INDEX
             BLACKROCK LEGACY LARGE     SEEKS LONG-TERM GROWTH OF
             CAP GROWTH PORTFOLIO       CAPITAL
             FI LARGE CAP PORTFOLIO     SEEKS LONG-TERM GROWTH OF
                                        CAPITAL
             AMERICAN FUNDS GROWTH      SEEKS CAPITAL
             PORTFOLIO                  APPRECIATION THROUGH
                                        STOCKS
             OPPENHEIMER CAPITAL
             APPRECIATION PORTFOLIO     SEEKS CAPITAL APPRECIATION
             T. ROWE PRICE LARGE CAP    SEEKS LONG TERM GROWTH OF
             GROWTH PORTFOLIO           CAPITAL AND, SECONDARILY,
                                        DIVIDEND INCOME
             LOOMIS SAYLES SMALL CAP    SEEKS LONG-TERM CAPITAL
             PORTFOLIO                  GROWTH FROM INVESTMENTS
                                        IN COMMON STOCKS OR OTHER
                                        EQUITY SECURITIES
             RUSSELL 2000(R) INDEX      SEEKS TO EQUAL THE RETURN
             PORTFOLIO                  OF THE RUSSELL 2000(R)
                                        INDEX
             T. ROWE PRICE MID-CAP      SEEKS TO PROVIDE
             GROWTH PORTFOLIO           LONG-TERM GROWTH OF
                                        CAPITAL
             FRANKLIN TEMPLETON SMALL   SEEKS LONG-TERM CAPITAL
             CAP GROWTH PORTFOLIO       GROWTH
             MET/AIM SMALL CAP GROWTH   SEEKS LONG-TERM GROWTH OF
             PORTFOLIO                  CAPITAL
             T. ROWE PRICE SMALL CAP    SEEKS LONG-TERM CAPITAL
             GROWTH PORTFOLIO           GROWTH
             RCM GLOBAL TECHNOLOGY      SEEKS CAPITAL
             PORTFOLIO                  APPRECIATION; NO
                                        CONSIDERATION IS GIVEN TO
                                        INCOME
                         ASSET ALLOCATION PORTFOLIOS
             METLIFE CONSERVATIVE       SEEKS A HIGH LEVEL OF
             ALLOCATION PORTFOLIO       CURRENT INCOME, WITH
                                        GROWTH OF CAPITAL AS A
                                        SECONDARY OBJECTIVE
             METLIFE CONSERVATIVE TO    SEEKS A HIGH TOTAL RETURN
             MODERATE ALLOCATION        IN THE FORM OF INCOME AND
             PORTFOLIO                  GROWTH OF CAPITAL, WITH A
                                        GREATER EMPHASIS ON INCOME
             METLIFE MODERATE           SEEKS A BALANCE BETWEEN A
             ALLOCATION PORTFOLIO       HIGH LEVEL OF CURRENT
                                        INCOME AND GROWTH OF
                                        CAPITAL, WITH A GREATER
                                        EMPHASIS ON GROWTH OF
                                        CAPITAL
             METLIFE MODERATE TO        SEEKS GROWTH OF CAPITAL
             AGGRESSIVE ALLOCATION
             PORTFOLIO
             METLIFE AGGRESSIVE
             ALLOCATION PORTFOLIO       SEEKS GROWTH OF CAPITAL
                       EXCHANGE-TRADED FUNDS PORTFOLIOS
             CYCLICAL GROWTH ETF
             PORTFOLIO                  SEEKS GROWTH OF CAPITAL
             CYCLICAL GROWTH AND        SEEKS GROWTH OF CAPITAL
             INCOME ETF PORTFOLIO       AND INCOME



Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide you will indicate the investment divisions that are available to you. The BlackRock Money Market Division is only available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. Your investment choices may be limited because:

..   Your employer, association or other group contract holder limits the available investment divisions.

..   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds Portfolios are made available by the Calvert Fund and the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

Certain Payments We Receive with Regard to the Portfolios. An investment manager (other than our affiliates MetLife Advisers and Met Investors) or sub-investment manager of a Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Deferred Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment managers MetLife Advisers and Met Investors which are formed as "limited liability companies". Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers.

The Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans are described in more detail in the prospectuses for the Portfolios. The payments are deducted from assets of the Portfolios and are paid to us. These payments decrease the Portfolios' investment returns.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Portfolios based on recommendations made by broker-dealer firms. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. See "Who Sells The Deferred Annuities".

See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for information on the investment management fees paid to the investment managers and sub-investment managers.


DEFERRED ANNUITIES

[SIDEBAR: These Deferred Annuities may be issued either to you as an individual or to a group. You are then a participant under the group's Deferred Annuity.]
   This Prospectus describes the following Deferred Annuities under which you can accumulate money:


  .   TSA (Tax Sheltered Annuities)

  .   TSA ERISA (Tax Sheltered Annuities subject to ERISA)

  .   SEPs (Simplified Employee Pensions)

  . SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

  .   457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)

  .   403(a) Arrangements
[GRAPHIC]

A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.


The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

[SIDEBAR: We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.]

   There are four automated investment strategies available to you. The Equity Generator /SM/ and the Allocator/SM/ are not available with a Deferred
Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. These are available to you without any additional charges. As with any investment program, none of them can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while you also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.

                                   [GRAPHIC]
The Equity Generator/SM/: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one investment division based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

                                   [GRAPHIC]
The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

                                   [GRAPHIC]
The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

The Index Selector models which utilize the Fixed Interest Account may not be available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. If they are available, the BlackRock Money Market investment division will be used in lieu of the Fixed Interest Account. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the mode that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

                                   [GRAPHIC]
The Allocator/SM/: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.



PURCHASE PAYMENTS

[SIDEBAR: You may make purchase payments to your Deferred Annuity whenever you choose, up to age 90. However, Federal tax rules may limit the amount and frequency of your purchase payments.]
   There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.

We will not issue the Deferred Annuity to you if you are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in the Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the e Bonus Class unless you are less than 66 years old at date of issue. We will not accept your purchase payments if you are age 90 or older.

                                   [GRAPHIC]

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account, if available, and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

..   Our right to restrict purchase payments to the Fixed Interest Account
    (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

..   Participation in the Systematic Withdrawal Program (as described later); and

..   Leaving your job.

THE VALUE OF YOUR INVESTMENT

    Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.
                                   [GRAPHIC]


   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

[SIDEBAR: You may transfer money within your contract. You will not incur current taxes on your earnings or any withdrawal charges as a result of transferring your money.]
TRANSFER PRIVILEGE

   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Interest Account, if available. For us to process a transfer, you must tell us:

..   The percentage or dollar amount of the transfer;

..   The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

..   The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

..   Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day, if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).


Frequent requests from contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., Western Asset Management Strategic Bond Opportunities, Lord Abbett Bond Debenture, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, American Funds Global Small Capitalization, Third Avenue Small Cap Value, BlackRock Strategic Value, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, Loomis Sayles Small Cap and Russell 2000(R) Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/ reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
(2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.




                                   [GRAPHIC]
ACCESS TO YOUR MONEY

    You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

[SIDEBAR: Income taxes, tax penalties and withdrawal charges may apply to any withdrawal you make.]

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.
[SIDEBAR: The tax law generally prohibits in-service distributions from the 457(b) Deferred Annuity prior to age 70-1/2. Internal Revenue Code restrictions on in-service withdrawals may also apply to the other types of tax qualified plans.]
[SIDEBAR: We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account, if available, or investment divisions you select, either pro-rata or in the proportions you request. Tax law generally prohibits withdrawals from TSA and TSA ERISA Deferred Annuities before you reach age 59-1/2.]



SYSTEMATIC WITHDRAWAL PROGRAM

If we agree and if approved in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. The Systematic Withdrawal Program is not available to the e Bonus Class of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

                                   [GRAPHIC]
   [SIDEBAR: If you elect to receive payments through this program, you must either be over 59 1/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.]
Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

[SIDEBAR: If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the prior month.]

Selecting a Payment date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office.

[SIDEBAR: Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.]

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments.

[SIDEBAR: The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.]
CHARGES

   There are two types of charges you pay while you have money in an investment division:

..   Separate Account charge, and

..   Investment-related charge.

SEPARATE ACCOUNT CHARGE

Each class of the Deferred Annuity has a different Separate Account charge. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 0.50% for the e Class and 0.95% for the e Bonus Class of the average value of the amounts in the investment divisions, or, in the case of each American Funds investment division, 0.75% for the e Class and 1.20% for the e Bonus Class.

This charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract.

                           SEPARATE ACCOUNT CHARGES*

----------------------------------------------------
                                             e Bonus
                                     e Class  Class
                                     ------- -------
StandardDeath Benefit                 0.50%   0.95%
----------------------------------------------------
OptionalAnnual Step-Up Death Benefit  0.60%   1.05%
----------------------------------------------------


* We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization investment divisions.


    We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee. Class 2 shares of the available American Funds have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

   There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the investment divisions on the last business day prior to the Contract
Anniversary. This fee is waived if your Account Balance is at least $50,000 on the day the fee is to be deducted. This fee will also be waived if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contract holder.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account).

PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from 0.5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

[SIDEBAR: You will not pay a withdrawal charge if you have had an Account Balance for at least 7 years for the e Bonus Class contract. There is no withdrawal charge for the e Class contract.]

WITHDRAWAL CHARGES

    A withdrawal charge may apply if you make a withdrawal from your e Bonus Class Deferred Annuity. There are no withdrawal charges for the e Class
Deferred Annuity. The withdrawal charge will be determined separately for each investment division from which a withdrawal is made. The withdrawal charge is assessed against the amount withdrawn.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on the amount withdrawn for each class is as follows:


            IF WITHDRAWN DURING CONTRACT YEAR E CLASS E BONUS CLASS
            --------------------------------- ------- -------------
                       1.....................  None         3%
                       2.....................               3%
                       3.....................               3%
                       4.....................               3%
                       5.....................               3%
                       6.....................               3%
                       7.....................               3%
                       Thereafter............               0%

The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

[SIDEBAR: Withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.]


WHEN NO WITHDRAWAL CHARGE APPLIES TO THE E BONUS CLASS

In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

..   On transfers you make within your Deferred Annuity.

..   On the amount surrendered after seven Contract Years.

..   If you choose payments over one or more lifetimes.

..   If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

..   After the first Contract Year, if you withdraw up to 10% of your total
    Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.
                                   [GRAPHIC]

..   If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

..   This Contract feature is only available if you are less than 80 years old on the Contract issue date. For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you as owner or participant under a Contract:

  . have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

  . are diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if you are less than 65 years old on the date you became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if you are disabled as defined in the Federal Social Security Act and if you have been the participant continuously since the issue of the Contract.


..   If you have transferred money which is not subject to a withdrawal charge
    (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.


..   If you make a direct transfer to other investment vehicles we have pre-approved.

..   If your plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.


FREE LOOK

                                   [GRAPHIC]
   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in good order.

For the TSA Deferred Annuity, any 3% credit from purchase payments does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal. Any outstanding loans are also deducted.

STANDARD DEATH BENEFIT

If you die during the pay-in phase and you have not chosen the optional death benefit, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans.

                                    EXAMPLE


----------------------------------------------------------------------------------
                                          Date                      Amount
                              ----------------------------- ----------------------
A   Initial Purchase                    10/1/2006                  $100,000
    Payment
----------------------------------------------------------------------------------
B   Account Balance                     10/1/2007                  $104,000
                              (First Contract Anniversary)
----------------------------------------------------------------------------------
C   Death Benefit                    As of 10/1/2007               $104,000
                                                            (= greater of A and B)
----------------------------------------------------------------------------------
D   Account Balance                     10/1/2008                  $90,000
                              (Second Contract Anniversary)
----------------------------------------------------------------------------------
E   Death Benefit                       10/1/2008                  $100,000
                                                            (= greater of A and D)
----------------------------------------------------------------------------------
F   Withdrawal                          10/2/2008                   $9,000
----------------------------------------------------------------------------------
G   Percentage Reduction in             10/2/2008                    10%
    Account Balance                                                (= F/D)
----------------------------------------------------------------------------------
H   Account Balance                     10/2/2008                  $81,000
    after Withdrawal                                               (= D-F)
----------------------------------------------------------------------------------
I   Purchase Payments reduced        As of 10/2/2008               $90,000
    for Withdrawal                                              [= A-(A X G)]
----------------------------------------------------------------------------------
J   Death Benefit                       10/2/2008                  $90,000
                                                            (= greater of H and I)
----------------------------------------------------------------------------------


Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/08 and 10/2/08 are assumed to be equal prior to the withdrawal.


There are no loans.

[GRAPHIC]
OPTIONAL BENEFITS

Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. The optional benefit is in effect until it terminates. Optional benefits are available subject to state approval. Your employer, association or other group contract holder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefits purchased with this Contract. See your employer for more information about the availability and features of account reduction loans.) Optional Benefits may have certain adverse tax consequences. Please consult your tax advisor and the section "Income Taxes" later in this prospectus prior to purchase of any optional benefit

ANNUAL STEP-UP DEATH BENEFIT

    You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;

  .   Increase the highest Account Balance by each subsequent purchase payment;

  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

     . Increase the highest Account Balance by each subsequent purchase payment or

     . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


--------------------------------------------------------------------------
                                  Date                      Amount
                      ----------------------------- ----------------------
A   Initial Purchase            10/1/2006                  $100,000
    Payment
--------------------------------------------------------------------------
B   Account Balance             10/1/2007                  $104,000
                      (First Contract Anniversary)
--------------------------------------------------------------------------
C   Death Benefit            As of 10/1/2007               $104,000
    (Highest Account                                (= greater of A and B)
    Balance)
--------------------------------------------------------------------------
D   Account Balance             10/1/2008                  $90,000
                      (Second Contract Anniversary)
--------------------------------------------------------------------------
E   Death Benefit               10/1/2008                  $104,000
    (Highest Contract                               (= greater of C and D)
    Year Anniversary)
--------------------------------------------------------------------------
F   Withdrawal                  10/2/2008                   $9,000
--------------------------------------------------------------------------
G   Percentage                  10/2/2008                    10%
    Reduction in                                           (= F/D)
    Account Balance
--------------------------------------------------------------------------
H   Account Balance             10/2/2008                  $81,000
    after Withdrawal                                       (= D-F)
--------------------------------------------------------------------------
I   Highest Account          As of 10/2/2008               $93,600
    Balance reduced                                    (= E - (E X G))
    for Withdrawal
--------------------------------------------------------------------------
J   Death Benefit               10/2/2008                  $93,600
                                                    (= greater of H and I)
--------------------------------------------------------------------------


Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/08 and 10/2/08 are assumed to be equal prior to the withdrawal.


The purchaser is age 60 at issue.

There are no loans.

GUARANTEED MINIMUM INCOME BENEFIT (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division.

You may only exercise this benefit no later than the Contract Anniversary immediately after your 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. Partial annuitization is not permitted under this optional benefit and no change in the owner of the Contract or the participant is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

You may not exercise this benefit if you have an outstanding loan balance. You may exercise this benefit if you repay your outstanding loan balance. If you desire to exercise this benefit and have an outstanding loan balance and repay the loan by making a partial withdrawal, your guaranteed minimum income base will be reduced to adjust for the repayment of the loan, according to the formula described below.

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the annual increase amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;

  .   Increase the highest Account Balance by each subsequent purchase payment;

  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

     . Increase the highest Account Balance by each subsequent purchase payment or

     . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.


This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age and the income type you select. Applying your Account Balance (less any premium taxes, applicable contract fees and outstanding loans) to our current annuity rates may produce greater income payments than those guaranteed under this benefit. In that case, you will receive the higher amount.


For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately after your 85th birthday;

2. When you take a total withdrawal of your Account Balance (a pro-rata portion of the charge will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (a pro-rata portion of the charge will be applied);

4. On the day there are insufficient amounts to deduct the charge for the Guaranteed Minimum Income Benefit from your Account Balance; or

5. If you die.

If your employer association or other group contract holder has instituted account reduction loans for its plan or arrangement, you have taken a loan and you have also purchased the Guaranteed Minimum Income Benefit, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the Contract for purposes of determining the Guaranteed Minimum Income Base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the Contract for the purposes of determining the guaranteed minimum income base.

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.

The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, TSA, TSA ERISA, 403(a) or 457(b) in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA, TSA, TSA ERISA, 403(a) or 457(b) Deferred Annuity with the Guaranteed Minimum Income Benefit.

Additionally, the Guaranteed Minimum Income Benefit may not be appropriate for purchase by a beneficiary under a decedent's IRA ( or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the contract owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the contract owner's death. The Guaranteed Minimum Income Benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution will be met in all cases where income payments under a life contingent annuity (such as provided under the Guaranteed Minimum Income Benefit) do not begin until after the year following the year of death, as would be the case with a Guaranteed

Minimum Income Benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. Consult your own tax advisor prior to purchase.

   EXAMPLE:

(This calculation ignores the impact of Highest Account Balance which could further increase the guaranteed minimum income base.)

    Age 55 at issue
    Purchase Payment = $100,000.
    No additional purchase payments or partial withdrawals.
    Guaranteed minimum income base at age 65 = $100,000X1.0610 = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

    Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

    Guaranteed Minimum Income Benefit annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

    $179,085 X $4.21 = $754 per month.
    $1,000

                      -----------------------------------

                                               Guaranteed
                                                Minimum
                                                 Income
                      Issue Age Age at Pay-Out   Floor
                      -----------------------------------
                         55           65          $754
                      -----------------------------------
                                      70         $1,131
                      -----------------------------------
                                      75         $1,725
                      -----------------------------------

   The above chart ignores the impact of premium and other taxes.

GRAPHIC EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges.

(1)THE 6% COMPOUNDING COMPONENT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 6%, until the Contract Anniversary on or immediately after the contract owner's 81st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges "the 6% Compounding Component of the Income Base") is the value upon which future income payments can be based.

                      [6% Compounding Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 6% Compounding Component of the Income Base is higher than the Highest Account Balance and will produce a higher income benefit. Accordingly, the 6% Compounding Component of the Income Base will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with 6% Compounding Income Base and Annuity for life
                                    CHART]

(2)THE "HIGHEST ACCOUNT BALANCE" ("HAB") COMPONENT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Account Balance Component of the Income Base begins to lock in growth. The Highest Account Balance Component of the Income Base is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Account Balance Component of the Income Base. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Account Balance Component of the Income Base also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Account Balance Component of the

   Income Base line is the value upon which future income payments can be based.

                 [Highest  Account Balance Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Account Balance Component of the Income Base is higher than the Account Balance. Accordingly, the Highest Account Balance Component of the Income Base will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]
(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the two components of the income base (the 6% Compounding Component of the Income Base and the Highest Account Balance Component of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the two components of the income base and the Account Balance will cease to exist. Also, the Guaranteed Minimum Income Benefit may only be exercised no later than the Contract Anniversary on or following the contract owner's 80th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

    [10 Year Waiting Period with Highest Account Balance Income Base and 6%
                        Compounding Income Base Chart]
   With the Guaranteed Minimum Income Benefit, the two components of the income base are applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

    [10 Year Waiting Period with Highest Account Balance Income Base and 6%
          Compounding Income Base with Income Annuity for Life Chart]

[SIDEBAR: The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis. Should our current rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those quoted in your contract, we will use the current rates.]
PAY-OUT OPTIONS (OR INCOME OPTIONS)

    You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and any outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, you may not be older than 95 years old to select a pay-out option (90 in New York State). Although guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity, current rates for the e Bonus Class may be lower than the e Class of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments.

When considering a pay-out option, you should think about whether you want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

                                   [GRAPHIC]
[SIDEBAR: Many times, the Contract Owner and the Annuitant are the same person.]

INCOME PAYMENT TYPES

   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when you decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract Owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. We may limit income payment types offered to meet federal tax law requirements.

[SIDEBAR: When deciding how to receive income, consider: . The amount of income you need;. The amount you expect to receive from other sources;. The growth potential of other investments; and. How long you would like your income to be guaranteed.]

Lifetime Income Annuity: A variable income that is paid as long as the annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

                                   [GRAPHIC]
   Your initial income payment must be at least $100. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

  [SIDEBAR: The AIR is stated in your contract and may range from 3% to 6%.]
AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

[GRAPHIC]
[SIDEBAR: Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.]
REALLOCATION PRIVILEGE

   During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed
Income Option. Once you reallocate your income payment money into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.

For us to process a reallocation, you must tell us:

..   The percentage of the income payment to be reallocated;

..   The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and

..   The investment divisions from which you want to reallocate your income payment.


Reallocations will be made at the end of the business day, at the close of the Exchange, if received in good order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.


We may require that you use our original forms to make reallocations.

Frequent requests from contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, Lord Abbett Bond Debenture, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, American Funds Global Small Capitalization, Third Avenue Small Cap Value, BlackRock Strategic Value, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, Loomis Sayles Small Cap and Russell 2000(R) Portfolios) -- the "Monitored Portfolios") and we monitor transfer/ reallocation activity on those Monitored Portfolios. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category;
(2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may also be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
(2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.



[SIDEBAR: The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.]

CHARGES

   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.



[GRAPHIC]

PURCHASE PAYMENTS

Purchase payments may be sent, by check or money order made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under the Deferred Annuities, your employer or the group in which you are a participant or member must identify you on its reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

                                   [GRAPHIC]

BY TELEPHONE OR INTERNET

You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:

..   Account Balance

..   Unit Values

..   Current rates for the Fixed Interest Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

..   any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION--SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

                                   [GRAPHIC]
[SIDEBAR: All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.]

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market investment division, we state yield for a seven day period.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Guaranteed Minimum Income Benefit. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the Annual Step Up Death Benefit) that would produce the greatest total Separate Account charge.


Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume that the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the Guaranteed Minimum Income Benefit. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).

..   To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

..   To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

    Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met
Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES
                                   [GRAPHIC]




   All Deferred Annuities are sold through our licensed sales representatives, which include registered representatives of our affiliated broker-dealers.
We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and we are also members of the National Association of Securities Dealers, Inc. Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

We pay compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made through our sales representatives. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Because of the receipt of this cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

We also pay the business unit responsible for the operation of our distribution system.

We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


From time to time , MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts. We may also obtain access to an organization's members to market our variable annuity contracts. These organizations are compensated for their endorsement or sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire the organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.


We may also enter into preferred distribution arrangements with certain affiliated broker-dealer firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, American Funds Bond Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the Statement of Additional Information for information on the management fees paid to Gallatin Asset Management, Inc. by Met Investors, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

FINANCIAL STATEMENTS

   The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.

INCOME TAXES

[GRAPHIC]

[Sidebar: Consult your own tax adviser about your circumstances, any recent tax developments and the impact of state income taxation.]




   The following information on taxes is a general discussion of the subject. The SAI has additional tax information. It is not intended as tax advice.
The Internal Revenue Code ("Code") is complex and subject to change regularly.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation, or change in designation of an annuitant, beneficiary or other payee, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

[Sidebar: Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.]
[GRAPHIC]

   Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA) 457(b)s, 403(a)s, SEPs and SIMPLEs receive tax deferral under the Code. Although there are no additional tax benefits by funding your TSA, 457(b)s, 403(a)s, SEPs and SIMPLEs with an annuity, it does offer you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower maximum tax rate of 15% that applies to long term capital gains and qualifying dividends.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a ''generation skipping transfer tax'' when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to TSA (ERISA and non-ERISA) plans, IRAs, 403(a) and 457(b) plans and SEPs including:

[_] adding "catch-up" contributions for taxpayers age 50 and above; and

[_] adding expanded portability and tax free rollover opportunities.

[_] all these changes are scheduled to expire after 2010.

You should consult your tax adviser regarding these changes.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

WITHDRAWALS AND INCOME PAYMENTS

[SIDEBAR: Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.]

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For PEDC plans, if certain conditions are met, amounts may be transferred into another PEDC plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer.)

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:

                                                                     Type of Contract
                                                             --------------------------------
                                                             TSA and
                                                               TSA   SIMPLE
                                                              ERISA  IRA/1/ SEP 457(b) 403(a)
                                                             ------- ------ --- ------ ------
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)       x/2/     x     x   x/2/   x/2/

After you die                                                    x     x     x      x      x

After you become totally disabled (as defined in the Code)       x     x     x      x      x

To pay deductible medical expenses                               x     x     x      x      x

After separation from service if you are over 55                 x                  x      x

After December 31, 1999 for IRS levies                           x     x     x      x      x

To pay medical insurance premiums if you are unemployed                x     x

For qualified higher education expenses, or                            x     x

For qualified first time home purchases up to $10,000                  x     x

Payments to alternate payees pursuant to qualified domestic
relations orders                                                 x                  x

/1/ For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

/2/  You must be separated from service at the time payments begin.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

SEPARATE ACCOUNT CHARGES


Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.


It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. However, the final regulations with respect to required minimum distributions, treats these benefits as part of the annuity contract and not as separate incidental benefits. Accordingly, the Issuer currently treats these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS and, if so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

Additionally, under new proposed regulations, life insurance may not be offered under tax sheltered annuity contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.


SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

[_] The year you turn 70 1/2 or;

[_] Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.


For Traditional IRAs, SEPs and SIMPLE IRAs, the required beginning date is April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2.


Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

Complex rules apply to the determination of the amount of distributions which must be taken over your lifetime or as required distributions after your death. A tax penalty of 50% applies to withdrawals which should have been taken but were not. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not.

In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the Income Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances. Where made available, it is not clear whether the purchase or exercise of the withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal, will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax advisor.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.


AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner or to the annuitant (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of any remaining interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan in which he or she participates as permitted under the tax law.

If you die on or after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and Applicable income tax regulations.

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under (S)403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.

Your Deferred Annuity is not forfeitable and you may not transfer it to someone else.

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) requirement that there be a written plan document in addition to the annuity contract or
(S)403(b)(7) custodial account (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.


The proposed regulations will generally not be effective until taxable years beginning after December 31, 2006 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.


In general contributions to (S)403(b) arrangements are subject limitations under (S)415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

WITHDRAWALS AND INCOME PAYMENTS

[SIDEBAR: You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.]

If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

[_] Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

[_] Is directly transferred to another permissable investment under (S)403(b) arrangements;

[_] Relates to amounts that are not salary reduction elective deferrals;

[_] Is after you die, leave your job or become disabled (as defined by the Code); or

[_] Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

    . Your life or life expectancy

    . Both you and your beneficiary's lives or life expectancies

    . A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Effective January 1, 2006, employers that have established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, on or before May 15, 2006, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

  . The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.

  . Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.

  . In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan ( e.g., death or disability of participant, severance from employment, attainment of age 591/2, hardship withdrawals only with respect to contributions, if permitted under the
      Plan).

  . If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death disability, orafter attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

  . Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

  . Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS

If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

SIMPLE IRA AND SEPS

[GRAPHIC]

The sale of a contract for use with an IRA (including SEPs and SIMPLE IRAs) may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

Consult your tax adviser prior to the purchase of the Contract as a SIMPLE IRA or SEP.

Generally, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

[_] You must be both the owner and the annuitant under the Contract.

[_] Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract.

[_] You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

PURCHASE PAYMENTS

[SIDEBAR: In some cases, your purchase payments may be tax deductible.]

SEPS:

If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. In addition rules applicable to Traditional IRA annuities (including purchase payments, rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity.

[_] Except for permissable contributions under the Code made in accordance with the employer's SEP plan and permissible rollovers and direct transfers, purchase payments to SEPs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($4,000 for tax years 2005-2007). This amount reaches $5,000 in 2008 (adjusted for inflation thereafter).

[_] Beginning in 2002, individuals age 50 or older can make an additional
    "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

[_] Purchase payments in excess of this amount may be subject to a penalty tax.

[_] Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

[_] These age and dollar limits do not apply to tax-free rollovers or transfers.

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2006, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($75,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($85,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

SIMPLE IRAS:

[_]The Code allows contributions up to certain limits to be made under a valid salary reduction agreement and also allows for employer contributions up to certain applicable limits under the Code.

[_]The Code allows "catch up" contributions for participants age 50 and older in excess of these limits (until the limit of $2,500 in 2006.)

[_]Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs in the case of SEPs or based on the ratio of all non-deductible SIMPLE IRA purchase payments to the total value of all of your SIMPLE IRAs.

MINIMUM DISTRIBUTION

The minimum distribution and after death distribution rules for Traditional IRA/SEPs and SIMPLE IRAs are generally the same. In all cases participants must begin receiving required distributions no later than April 1st of the calendar year following the year in which the participant becomes 70 1/2. Complex rules apply to calculate the amount of the required withdrawal each year and a penalty tax of 50% applies to amounts which should have been withdrawn, but were not.

In general the amount of required minimum distribution must be calculated separately with respect to each IRA/SEP and each SIMPLE IRA account and annuity contract, and then aggregated for Traditional IRA/SEPs and for SIMPLE IRA funding vehicles. The participant may then generally decide to aggregate the minimum distribution requirement for his/her Traditional IRA/SEPs and how much to take from each Traditional IRA/SEP (or from each SIMPLE IRA, as the case may be) to satisfy the minimum distribution requirement. You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

Consult your tax advisor.

AFTER DEATH

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA).

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

457(B)S

GENERAL

457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in (S)457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your Contract can not be "made available" to you until you:

[_]Reach age 70 1/2

[_]Leave your job or your employer changes

[_]Have an unforeseen emergency (as defined by the Code)

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

    . Your life or life expectancy

    . Both you and your beneficiary's lives or life expectancies

    . A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

MINIMUM DISTRIBUTION

The minimum distribution rules for contracts issued for 457(b) plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

    . Your life or life expectancy

    . Both you and your beneficiary's lives or life expectancies

    . A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


HURRICANE RELIEF

Distributions: Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

Loans: Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the

Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LEGAL PROCEEDINGS




 In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of the MetLife to meet its obligations under the Contracts.

APPENDIX I

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.
                                   [GRAPHIC]



                     TSA and
                     TSA ERISA IRA and SEP  457(b)    403(a)
                     Annuities Annuities(1) Annuities Annuities
  California........ 0.5%      0.5%(2)      2.35%     0.5%
  Maine............. --        --           --        --
  Nevada............ --        --           --        --
  Puerto Rico(3).... 3.0%      3.0%         3.0%      3.0%
  South Dakota...... --        --           --        --
  West Virginia..... 1.0%      1.0%         1.0%      1.0%
  Wyoming........... --        --           --        --

-----------
/1/Premium tax rates applicable to IRA and SEP annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA and SEP Annuities".

/2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.


/3/Legislation has been passed increasing the tax rate to 3%, however, the rate increase is contingent upon the passage of the budget bill. Nonetheless, the Department of Insurance has indicated that it considers the rate increase to be effective.


PEANUTS (C) United Feature Syndicate, Inc.


(C) 2006 Metropolitan Life Insurance Company

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX III

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables and bar charts show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each investment division from year end to year end. The information in these tables and charts has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table and charts show the Deferred Annuity mix that bears the total highest charge, and the second table and charts show the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: e Bonus Class, the Annual Step-Up Death Benefit and Guaranteed Minimum Income Benefit. (In terms of the calculation for this mix, the Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with the others will result in the highest overall charge.) The mix with the total lowest charge has these features: e Class and no optional benefit. All other possible mixes for each investment division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

                       METLIFE FINANCIAL FREEDOM SELECT
                         E AND EBONUS CLASS PROSPECTUS
                             HIGHEST POSSIBLE MIX
                         1.05 SEPARATE ACCOUNT CHARGE



                                                              Beginning of               Number of
                                                                  Year     End of Year  Accumulation
                                                              Accumulation Accumulation Units End of
Fund Name                                                Year  Unit Value   Unit Value      Year
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.21      $ 10.86        0.00
                                                         2003     10.86        16.46        0.00
                                                         2004     16.46        19.64        0.00
                                                         2005     19.64        24.31        0.00

American Funds Growth Division/(a)/..................... 2002     90.18        87.17        0.00
                                                         2003     87.17       117.72        0.00
                                                         2004    117.72       130.72        0.00
                                                         2005    130.72       149.93        0.00

American Funds Growth-Income Division/(a)/.............. 2002     74.60        70.08        0.00
                                                         2003     70.08        91.61        0.00
                                                         2004     91.61        99.81        0.00
                                                         2005     99.81       104.27        0.00

BlackRock Bond Income Division/(a)/..................... 2002     43.17        44.88        0.00
                                                         2003     44.88        46.89        0.00
                                                         2004     46.89        48.33        0.00
                                                         2005     48.33        48.86        0.00

BlackRock Investment Trust Division/(a)/................ 2002     53.00        50.32        0.00
                                                         2003     50.32        64.69        0.00
                                                         2004     64.69        70.80        0.00
                                                         2005     70.80        72.38        0.00

BlackRock Large Cap Value Division/(a)/................. 2002      8.61         7.92        0.00
                                                         2003      7.92        10.62        0.00
                                                         2004     10.62        11.90        0.00
                                                         2005     11.90        12.43        0.00

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     20.93        18.31        0.00
                                                         2003     18.31        24.51        0.00
                                                         2004     24.51        26.33        0.00
                                                         2005     26.33        27.82        0.00

                                                       Beginning of               Number of
                                                           Year     End of Year  Accumulation
                                                       Accumulation Accumulation Units End of
Fund Name                                         Year  Unit Value   Unit Value      Year
---------                                         ---- ------------ ------------ ------------
BlackRock Money Market Division/(b)/............. 2003    $23.75       $23.66        0.00
                                                  2004     23.66        23.59        0.00
                                                  2005     23.59        23.96        0.00

BlackRock Strategic Value Division/(a)/.......... 2002     12.83        10.91        0.00
                                                  2003     10.91        16.17        0.00
                                                  2004     16.17        18.41        0.00
                                                  2005     18.41        18.93        0.00

Calvert Social Balanced Division/(a)/............ 2002     17.89        17.57        0.00
                                                  2003     17.57        20.75        0.00
                                                  2004     20.75        22.23        0.00
                                                  2005     22.23        23.24        0.00

Davis Venture Value Division/(a)/................ 2002     22.80        22.23        0.00
                                                  2003     22.23        28.76        0.00
                                                  2004     28.76        31.86        0.00
                                                  2005     31.86        34.68        0.00

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.28         8.12        0.00
                                                  2003      8.12        11.42        0.00
                                                  2004     11.42        16.95        0.00
                                                  2005     16.95        17.89        0.00

FI Value Leaders Division/(a)/................... 2002     20.15        19.17        0.00
                                                  2003     19.17        24.06        0.00
                                                  2004     24.06        27.04        0.00
                                                  2005     27.04        29.55        0.00

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.76         6.27        0.00
                                                  2003      6.27         8.98        0.00
                                                  2004      8.98         9.88        0.00
                                                  2005      9.88        10.20        0.00

Harris Oakmark Focused Value Division/(a)/....... 2002     23.25        23.96        0.00
                                                  2003     23.96        31.38        0.00
                                                  2004     31.38        34.05        0.00
                                                  2005     34.05        36.96        0.00

Harris Oakmark International Division/(a)/....... 2002      9.91         8.86        0.00
                                                  2003      8.86        11.84        0.00
                                                  2004     11.84        14.12        0.00
                                                  2005     14.12        15.97        0.00

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.13         9.81        0.00
                                                  2003      9.81        12.16        0.00
                                                  2004     12.16        13.37        0.00
                                                  2005     13.37        13.02        0.00

Lazard Mid Cap Division/(a)/..................... 2002     10.01         9.70        0.00
                                                  2003      9.70        12.12        0.00
                                                  2004     12.12        13.72        0.00
                                                  2005     13.72        14.67        0.00

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.86        12.41        0.00
                                                  2003     12.41        12.70        0.00
                                                  2004     12.70        13.05        0.00
                                                  2005     13.05        13.15        0.00

                                                    Beginning of               Number of
                                                        Year     End of Year  Accumulation
                                                    Accumulation Accumulation Units End of
Fund Name                                      Year  Unit Value   Unit Value      Year
---------                                      ---- ------------ ------------ ------------
Loomis Sayles Small Cap Division/(a)/......... 2002    $19.40       $17.73        0.00
                                               2003     17.73        23.94        0.00
                                               2004     23.94        27.54        0.00
                                               2005     27.54        29.07        0.00

Lord Abbett Bond Debenture Division/(a)/...... 2002     13.55        13.88        0.00
                                               2003     13.88        16.36        0.00
                                               2004     16.36        17.52        0.00
                                               2005     17.52        17.59        0.00

Met/AIM Small Cap Growth Division/(a)/........ 2002      8.93         8.50        0.00
                                               2003      8.50        11.69        0.00
                                               2004     11.69        12.31        0.00
                                               2005     12.31        13.19        0.00

MetLife Mid Cap Stock Index Division/(a)/..... 2002      9.01         8.69        0.00
                                               2003      8.69        11.57        0.00
                                               2004     11.57        13.25        0.00
                                               2005     13.25        14.69        0.00

MetLife Stock Index Division/(a)/............. 2002     29.30        28.01        0.00
                                               2003     28.01        35.44        0.00
                                               2004     35.44        38.68        0.00
                                               2005     38.68        39.95        0.00

MFS(R) Research International Division/(a)/... 2002      7.83         7.33        0.00
                                               2003      7.33         9.58        0.00
                                               2004      9.58        11.34        0.00
                                               2005     11.34        13.06        0.00

MFS(R) Total Return Division/(a)/............. 2002     33.72        33.52        0.00
                                               2003     33.52        38.72        0.00
                                               2004     38.72        42.52        0.00
                                               2005     42.52        43.28        0.00

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.97         7.09        0.00
                                               2003      7.09         9.62        0.00
                                               2004      9.62        11.36        0.00
                                               2005     11.36        12.69        0.00

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.15        13.52        0.00
                                               2003     13.52        18.22        0.00
                                               2004     18.22        22.12        0.00
                                               2005     22.12        24.50        0.00

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.86        0.00
                                               2005     12.86        14.42        0.00

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.57         6.32        0.00
                                               2003      6.32         8.04        0.00
                                               2004      8.04         8.47        0.00
                                               2005      8.47         8.77        0.00

PIMCO Total Return Division/(a)/.............. 2002     10.96        11.43        0.00
                                               2003     11.43        11.79        0.00
                                               2004     11.79        12.25        0.00
                                               2005     12.25        12.40        0.00

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Fund Name                                                           Year  Unit Value   Unit Value      Year
---------                                                           ---- ------------ ------------ ------------
RCM Global Technology Division/(a)/................................ 2002    $ 3.69       $ 2.98        0.00
                                                                    2003      2.98         4.64        0.00
                                                                    2004      4.64         4.39        0.00
                                                                    2005      4.39         4.83        0.00

Russell 2000(R) Index Division/(a)/................................ 2002     10.13         9.40        0.00
                                                                    2003      9.40        13.56        0.00
                                                                    2004     13.56        15.75        0.00
                                                                    2005     15.75        16.26        0.00

T. Rowe Price Large Cap Growth Division/(a)/....................... 2002      9.01         8.80        0.00
                                                                    2003      8.80        11.38        0.00
                                                                    2004     11.38        12.36        0.00
                                                                    2005     12.36        13.00        0.00

T. Rowe Price Mid-Cap Growth Division/(a)/......................... 2002      4.85         4.57        0.00
                                                                    2003      4.57         6.18        0.00
                                                                    2004      6.18         7.21        0.00
                                                                    2005      7.21         8.18        0.00

T. Rowe Price Small Cap Growth Division/(a)/....................... 2002      9.03         8.85        0.00
                                                                    2003      8.85        12.35        0.00
                                                                    2004     12.35        13.56        0.00
                                                                    2005     13.56        14.86        0.00

Third Avenue Small Cap Value Division/(a)/......................... 2002      9.03         8.25        0.00
                                                                    2003      8.25        11.54        0.00
                                                                    2004     11.54        14.45        0.00
                                                                    2005     14.45        16.51        0.00

Western Asset Management Strategic Bond Opportunities Division/(a)/ 2002     16.49        17.48        0.00
                                                                    2003     17.48        19.48        0.00
                                                                    2004     19.48        20.49        0.00
                                                                    2005     20.49        20.80        0.00

Western Asset Management U.S Government Division/(a)/.............. 2002     15.51        16.00        0.00
                                                                    2003     16.00        16.10        0.00
                                                                    2004     16.10        16.36        0.00
                                                                    2005     16.36        16.41        0.00

MetLife Aggressive Allocation Division/(e)/........................ 2005      9.99        11.17        0.00

MetLife Conservative Allocation Division/(e)/...................... 2005      9.99        10.32        0.00

MetLife Conservative to Moderate Allocation Division/(e)/.......... 2005      9.99        10.54        0.00

MetLife Moderate Allocation Division/(e)/.......................... 2005      9.99        10.77        0.00

MetLife Moderate to Aggressive Allocation Division/(e)/............ 2005      9.99        11.00        0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                         E AND EBONUS CLASS PROSPECTUS
                              LOWEST POSSIBLE MIX
                         0.50 SEPARATE ACCOUNT CHARGE



                                                              Beginning of               Number of
                                                                  Year     End of Year  Accumulation
                                                              Accumulation Accumulation Units End of
Fund Name                                                Year  Unit Value   Unit Value      Year
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.49      $ 11.14         0.00
                                                         2003     11.14        16.98         0.00
                                                         2004     16.98        20.38         0.00
                                                         2005     20.38        25.36         0.00

American Funds Growth Division/(a)/..................... 2002     99.81        96.73         0.00
                                                         2003     96.73       131.34         0.00
                                                         2004    131.34       146.65         0.00
                                                         2005    146.65       169.12         0.00

American Funds Growth-Income Division/(a)/.............. 2002     82.55        77.76         0.00
                                                         2003     77.76       102.21         0.00
                                                         2004    102.21       111.97         0.00
                                                         2005    111.97       117.61         0.00

BlackRock Bond Income Division/(a)/..................... 2002     47.90        49.92         0.00
                                                         2003     49.92        52.44         0.00
                                                         2004     52.44        54.36         0.00
                                                         2005     54.36        55.25         0.00

BlackRock Investment Trust Division/(a)/................ 2002     58.86        56.03         0.00
                                                         2003     56.03        72.42         0.00
                                                         2004     72.42        79.70         0.00
                                                         2005     79.70        81.93         0.00

BlackRock Large Cap Value Division/(a)/................. 2002      8.62         7.95         0.00
                                                         2003      7.95        10.72         0.00
                                                         2004     10.72        12.08         0.00
                                                         2005     12.08        12.68         0.00

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     21.83        19.16         0.00
                                                         2003     19.16        25.78         0.00
                                                         2004     25.78        27.85         0.00
                                                         2005     27.85        29.58         0.00

BlackRock Money Market Division/(b)/.................... 2003     26.47        26.47         0.00
                                                         2004     26.47        26.53         0.00
                                                         2005     26.53        27.09         0.00

BlackRock Strategic Value Division/(a)/................. 2002     12.98        11.06         0.00
                                                         2003     11.06        16.48         0.00
                                                         2004     16.48        18.87         0.00
                                                         2005     18.87        19.51         0.00

Calvert Social Balanced Division/(a)/................... 2002     18.87        18.58         0.00
                                                         2003     18.58        22.06       125.17
                                                         2004     22.06        23.77       142.95
                                                         2005     23.77        24.98       167.71

Davis Venture Value Division/(a)/....................... 2002     23.79        23.25         0.00
                                                         2003     23.25        30.25         0.00
                                                         2004     30.25        33.69         0.00
                                                         2005     33.69        36.88         0.00

                                                       Beginning of               Number of
                                                           Year     End of Year  Accumulation
                                                       Accumulation Accumulation Units End of
Fund Name                                         Year  Unit Value   Unit Value      Year
---------                                         ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(a)(c)/........ 2002    $ 8.29       $ 8.15         0.00
                                                  2003      8.15        11.52         0.00
                                                  2004     11.52        17.70         0.00
                                                  2005     17.70        18.78         0.00

FI Value Leaders Division/(a)/................... 2002     21.19        20.22         0.00
                                                  2003     20.22        25.52         0.00
                                                  2004     25.52        28.83         0.00
                                                  2005     28.83        31.68         0.00

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.80         6.33         0.00
                                                  2003      6.33         9.11         0.00
                                                  2004      9.11        10.08         0.00
                                                  2005     10.08        10.47         0.00

Harris Oakmark Focused Value Division/(a)/....... 2002     24.46        25.27         0.00
                                                  2003     25.27        33.27         0.00
                                                  2004     33.27        36.30         0.00
                                                  2005     36.30        39.63         0.00

Harris Oakmark International Division/(a)/....... 2002      9.96         8.92         0.00
                                                  2003      8.92        11.99         0.00
                                                  2004     11.99        14.38         0.00
                                                  2005     14.38        16.34         0.00

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.34        10.03         0.00
                                                  2003     10.03        12.51         0.00
                                                  2004     12.51        13.83         0.00
                                                  2005     13.83        13.54         0.00

Lazard Mid-Cap Division/(a)/..................... 2002     10.05         9.77         0.00
                                                  2003      9.77        12.26         0.00
                                                  2004     12.26        13.96         0.00
                                                  2005     13.96        15.01         0.00

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     12.11        12.70         0.00
                                                  2003     12.70        13.06       260.70
                                                  2004     13.06        13.50       254.09
                                                  2005     13.50        13.68       358.49

Loomis Sayles Small Cap Division/(a)/............ 2002     20.29        18.60         0.00
                                                  2003     18.60        25.25         0.00
                                                  2004     25.25        29.21         0.00
                                                  2005     29.21        31.00         0.00

Lord Abbett Bond Debenture Division/(a)/......... 2002     14.02        14.40         0.00
                                                  2003     14.40        17.07         0.00
                                                  2004     17.07        18.37         0.00
                                                  2005     18.37        18.55         0.00

Met/AIM Small Cap Growth Division/(a)/........... 2002      8.97         8.56         0.00
                                                  2003      8.56        11.83         0.00
                                                  2004     11.83        12.53         0.00
                                                  2005     12.53        13.50         0.00

MetLife Mid Cap Stock Index Division/(a)/........ 2002      9.11         8.81         0.00
                                                  2003      8.81        11.80         0.00
                                                  2004     11.80        13.59         0.00
                                                  2005     13.59        15.14         0.00

                                                    Beginning of               Number of
                                                        Year     End of Year  Accumulation
                                                    Accumulation Accumulation Units End of
Fund Name                                      Year  Unit Value   Unit Value      Year
---------                                      ---- ------------ ------------ ------------
MetLife Stock Index Division/(a)/............. 2002    $31.34       $30.03         0.00
                                               2003     30.03        38.21        74.89
                                               2004     38.21        41.93        22.11
                                               2005     41.93        43.55        99.88

MFS(R) Research International Division/(a)/... 2002      7.89         7.41         0.00
                                               2003      7.41         9.74         0.00
                                               2004      9.74        11.58         0.00
                                               2005     11.58        13.42         0.00

MFS(R) Total Return Division/(a)/............. 2002     36.66        36.54         0.00
                                               2003     36.54        42.44         0.00
                                               2004     42.44        46.87         0.00
                                               2005     46.87        47.96         0.00

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      8.13         7.25         0.00
                                               2003      7.25         9.90       284.28
                                               2004      9.90        11.75       246.95
                                               2005     11.75        13.20       365.33

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.43        13.83         0.00
                                               2003     13.83        18.74         0.00
                                               2004     18.74        22.88         0.00
                                               2005     22.88        25.48        79.45

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.91         0.00
                                               2005     12.91        14.55         0.00

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.62         6.39         0.00
                                               2003      6.39         8.17         0.00
                                               2004      8.17         8.65         0.00
                                               2005      8.65         9.01         0.00

PIMCO Total Return Division/(a)/.............. 2002     11.05        11.55         0.00
                                               2003     11.55        11.98       269.10
                                               2004     11.98        12.52       264.13
                                               2005     12.52        12.73       683.14

RCM Global Technology Division/(a)/........... 2002      3.72         3.01         0.00
                                               2003      3.01         4.72         0.00
                                               2004      4.72         4.49        10.00
                                               2005      4.49         4.96         0.00

Russell 2000(R) Index Division/(a)/........... 2002     10.34         9.62         0.00
                                               2003      9.62        13.95       198.40
                                               2004     13.95        16.30       213.35
                                               2005     16.30        16.91       257.65

T. Rowe Price Large Cap Growth Division/(a)/.. 2002      9.19         9.00         0.00
                                               2003      9.00        11.71         0.00
                                               2004     11.71        12.78         0.00
                                               2005     12.78        13.53         0.00

T. Rowe Price Mid-Cap Growth Division/(a)/.... 2002      4.89         4.62         0.00
                                               2003      4.62         6.28         0.00
                                               2004      6.28         7.36         0.00
                                               2005      7.36         8.40       241.09

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Fund Name                                                           Year  Unit Value   Unit Value      Year
---------                                                           ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Division/(a)/....................... 2002    $ 9.30       $ 9.14         0.00
                                                                    2003      9.14        12.82         0.00
                                                                    2004     12.82        14.16         0.00
                                                                    2005     14.16        15.60         0.00

Third Avenue Small Cap Value Division/(a)/......................... 2002      9.04         8.28         0.00
                                                                    2003      8.28        11.65         0.00
                                                                    2004     11.65        14.66         0.00
                                                                    2005     14.66        16.85         0.00

Western Asset Management Strategic Bond Opportunities Division/(a)/ 2002     17.21        18.29         0.00
                                                                    2003     18.29        20.49         0.00
                                                                    2004     20.49        21.67         0.32
                                                                    2005     21.67        22.12         0.00

Western Asset Management U.S Government Division/(a)/.............. 2002     16.18        16.74         0.00
                                                                    2003     16.74        16.93       200.32
                                                                    2004     16.93        17.30       223.79
                                                                    2005     17.30        17.45       276.73

MetLife Aggressive Allocation Division/(e)/........................ 2005      9.99        11.21         0.00

MetLife Conservative Allocation Division/(e)/...................... 2005      9.99        10.36         0.00

MetLife Conservative to Moderate Allocation Division/(e)/.......... 2005      9.99        10.58         0.00

MetLife Moderate Allocation Division/(e)/.......................... 2005      9.99        10.81         0.00

MetLife Moderate to Aggressive Allocation Division/(e)/............ 2005      9.99        11.04         0.00

-----------

(a)The inception date for the Deferred Annuities was July 12, 2002.
(b)Inception Date: May 1, 2003.
(c)The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is of the division which no longer exists.
(d)Inception Date: May 1, 2004.
(e)Inception Date: May 1, 2005.

APPENDIX IV

PORTFOLIO LEGAL AND MARKETING NAMES




                                   LEGAL NAME OF
SERIES FUND/TRUST                  PORTFOLIO SERIES            MARKETING NAME
  American Funds Insurance         Bond Fund                   American Funds Bond Fund
  Series
  American Funds Insurance         Global Small Capitalization American Funds Global Small
  Series                           Fund                        Capitalization Fund
  American Funds Insurance         Growth - Income Fund        American Funds Growth-
  Series                                                       Income Fund
  American Funds Insurance         Growth Fund                 American Funds Growth Fund
  Series
  Metropolitan Series Fund, Inc.   FI Large Cap Portfolio      FI Large Cap Portfolio
                                                               (Fidelity)
  Metropolitan Series Fund, Inc.   FI Mid Cap Opportunities    FI Mid Cap Opportunities
                                   Portfolio                   Portfolio (Fidelity)
  Metropolitan Series Fund, Inc.   FI Value Leaders Portfolio  FI Value Leaders Portfolio
                                                               (Fidelity)
  Calvert Variable Series, Inc.    Social Balanced Portfolio   Calvert Social Balanced
                                                               Portfolio

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION


                                                               PAGE

             COVER PAGE.......................................   1

             TABLE OF CONTENTS................................   1

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....   2

             DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
               DEFERRED ANNUITIES.............................   2

             EXPERIENCE FACTOR................................   4

             VARIABLE INCOME PAYMENTS.........................   5

             INVESTMENT MANAGEMENT FEES.......................   8

             ADVERTISEMENT OF THE SEPARATE ACCOUNT............  13

             VOTING RIGHTS....................................  16

             ERISA............................................  17

             TAXES............................................  17

             ACCUMULATION UNIT VALUES TABLES..................  25

             FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT..... F-1

             FINANCIAL STATEMENTS OF METLIFE..................   1

                                   [GRAPHIC]

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund, Inc.

[_] Met Investors Series Trust

[_] American Funds Insurance Series

[_] Calvert Social Balanced Portfolio

[_] I have changed my address. My current address is:

                         ____________________ Name ___
                          (Contract Number)

                                              Address

                         ____________________
                             (Signature)           zip


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

        METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B


                                  May 1, 2006

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Financial Freedom Select Annuity Contracts dated May 1, 2006 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, 1600 Division Road West Warwick, RI 02893.


   A Statement of Additional Information for the Metropolitan Series Fund, Inc. (Metropolitan Fund), the Met Investors Series Trust (Met Investors Fund), the Calvert Social Balanced Portfolio and the American Funds Insurance Series (American Funds) are attached at the end of this Statement of Additional Information.


   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled Important Terms You Should Know of the Prospectus for MetLife Financial Freedom Select Variable Annuity Contracts dated May 1, 2006.


                               TABLE OF CONTENTS


                                                                        PAGE
                                    -                                   ----

   Independent Registered Public Accounting Firm.......................   2

   Distribution of Certificates and Interests in the Deferred Annuities   2

   Experience Factor...................................................   4

   Variable Income Payments............................................   5

   Investment Management Fees..........................................   8

   Advertisement of the Separate Account...............................  13

   Voting Rights.......................................................  16

   ERISA...............................................................  17

   Taxes...............................................................  17

   Accumulation Unit Value Tables......................................  25

   Financial Statements of Separate Account............................ F-1

   Financial Statements of MetLife.....................................   1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004, and October 1, 2003, respectively), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


     DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES


   MetLife is both the depositor and the underwriter (issuer) of the annuities.

   The certificates and interests in the Deferred Annuities are sold through individuals who are licensed sales representatives of MetLife and its affiliated broker-dealers. MetLife and its affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. The Deferred Annuities also may be sold through the mail or over the Internet.

   The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

   We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

   We pay compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made through our sales representatives. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Because of the receipt of this cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

   Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

   Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

   We also pay the business unit responsible for the operation of our distribution system.

   We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

   We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

   We paid commissions to unaffiliated brokers for the years 2003, 2004 and 2005, respectively, of approximately $69,857, $204,139 and $288,196.05. The amount of commissions we retained in 2003, 2004 and 2005, respectively, was approximately $90,331, $223,872 and $206,537.39.

   From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire the organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their member hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.

   The offering of all Deferred Annuities is continuous. Owners under Deferred Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Deferred Annuity.


                               WITHDRAWAL CHARGE


   The total amount of withdrawal charges paid and retained by MetLife for the years ended December 31, 2002, 2003, 2004 and 2005 were $0.00, $6,883.21,
$63,338.10 and $296,721.58 respectively.


                               EXPERIENCE FACTOR

   We use the term "experience" factor to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits.

   Separate Account Charges for all investment divisions except the American Funds Growth-Income, the American Funds Growth and the American Funds Global Small Capitalization (Daily Factor)

                                                                         EBONUS CLASS
                              B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                             ---------- ---------- ---------- ---------- ------------
Standard Death Benefit...... .000031507 .000039726 .000035616 .000013699  .000026027
Annual Step Up Death Benefit .000034247 .000042466 .000038356 .000016438  .000028767

   Separate Account Charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                                                   BONUS CLASS
                        B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                       ---------- ---------- ---------- ---------- ------------
Standard Death Benefit .000038356 .000046575 .000042466 .000020548  .000032877
Annual Step Up Benefit .000041096 .000049315 .000045205 .000023288  .000035616

--------
* Applies only for the first seven years; Separate Account charges are reduced after seven years to those of eClass.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Deferred Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

   Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current rates for that contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the annuitant will be given the benefit of the new rates. Although guaranteed annuity rates for the eBonus Class are the same as for the other classes of the Deferred Annuity, current rates for the eBonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued single payment immediate annuity contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See The Value of Your Income Payment in the Prospectus.)

                            REALLOCATION PRIVILEGE

   When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 + $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

       1. Annuity Unit Value, beginning of period............. $ 10.20000
       2. Experience factor for period........................   1.023558
       3. Daily adjustment for 4% of Assumed Investment Return  .99989255
       4. (2) X (3)...........................................   1.023448
       5. Annuity Unit Value, end of period (1) X (4)......... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                                  THE PAYOUT)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

1. Number of Accumulation Units as of Annuity Date...................................   1,500.00
2. Accumulation Unit Value........................................................... $ 11.80000
3. Accumulation Unit Value of the Deferred Annuity (1) X (2)......................... $17,700.00
4. First monthly income payment per $1,000 of Accumulation Value..................... $     5.63
5. First monthly income payment (3) X (4) / 1,000.................................... $    99.65
6. Annuity Unit Value as of Annuity Date equal to.................................... $ 10.80000
7. Number of Annuity Units (5) / (6).................................................     9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment) $ 10.97000
9. Second monthly Annuity Payment (7) X (8).......................................... $   101.22
10. Assume Annuity Unit Value for third month equal to............................... $ 10.52684
11. Next monthly Annuity Payment (7) X (10).......................................... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                          INVESTMENT MANAGEMENT FEES

                               METLIFE ADVISERS

   Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund, an investment management fee.

   The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:


                                                                              INVESTMENT
                                                    AVERAGE                 MANAGEMENT FEE
                                                   DAILY NET                SCHEDULE-% PER
PORTFOLIO                                           ASSETS                      ANNUM
-------------------------------------------- ---------------------- -------------------------------
BlackRock Money Market/(1)/                  1st $1 billion         0.35%
                                             next $1 billion        0.30%
                                             amount over $2 billion 0.25%
BlackRock Bond Income/(4)/                   1st $1 billion         0.40%
                                             next $1 billion        0.35%
                                             next $1 billion        0.30%
                                             over $3 billion        0.25%
Lehman Brothers(R) Aggregate Bond Index/(5)/ all assets             0.25%
Western Asset Management Strategic Bond      1st $500 million       0.65%
  Opportunities                              over $500 million      0.55%
Western Asset Management U.S. Government     1st $500 million       0.55%
                                             over $500 million      0.45%
MFS(R) Total Return                          all assets             0.50%
MetLife Conservative Allocation              all assets             0.10% (not including underlying
                                                                    portfolio expenses)
MetLife Conservative to Moderate Allocation  all assets             0.10% (not including underlying
                                                                    portfolio expenses)
MetLife Moderate Allocation                  all assets             0.10% (not including underlying
                                                                    portfolio expenses)
MetLife Moderate to Aggressive Allocation    all assets             0.10% (not including underlying
                                                                    portfolio expenses)
MetLife Aggressive Allocation                all assets             0.10% (not including underlying
                                                                    portfolio expenses)
Morgan Stanley EAFE(R) Index/(6)/            all assets             0.30%
Davis Venture Value                          1st $1 billion         0.75%
                                             next $1 billion        0.70%
                                             over $3 billion        0.675%
FI Value Leaders                             1st $200 million       0.70%
                                             next $300 million      0.65%
                                             next $1.5 billion      0.60%
                                             over $2 billion        0.55%
Harris Oakmark Large Cap Value               1st $250 million       0.75%
                                             over $250 million      0.70%
BlackRock Large Cap Value                    1st $250 million       0.70%
                                             next $500 million      0.65%
                                             over $750 million      0.60%
MetLife Stock Index/(7)/                     all assets             0.25%
BlackRock Investment Trust                   1st $500 million       0.55%
                                             next $500 million      0.50%
                                             over $1 billion        0.45%

                                                              INVESTMENT
                                               AVERAGE      MANAGEMENT FEE
                                              DAILY NET     SCHEDULE-% PER
      PORTFOLIO                                ASSETS           ANNUM
      ----------------------------------- ----------------- --------------
      BlackRock Legacy Large Cap Growth   1st $1 billion         0.60%
                                          over $1 billion        0.65%
      T. Rowe Price Large Cap Growth/(2)/ 1st $50 million        0.65%
                                          over $50 million       0.60%
      FI Large Cap                        1st $250 million       0.80%
                                          next $500 million      0.75%
      Harris Oakmark Focused Value        1st $1 billion         0.75%
                                          over $1 billion        0.70%
      Neuberger Berman Mid Cap Value      1st $100 million       0.70%
                                          next $250 million     0.675%
                                          next $500 million      0.65%
                                          next $750 million     0.625%
                                          over $1.6 million      0.60%
      FI Mid Cap Opportunities            1st $100.million       0.75%
                                          next $400 million      0.70%
                                          over $500 million      0.65%
      MetLife Mid Cap Stock Index/(7)/    all assets             0.25%
      BlackRock Strategic Value           1st $500 million       0.85%
                                          next $500 million      0.80%
                                          over $1 billion        0.75%
      Loomis Sayles Small Cap/(8)/        1st $500 million       0.90%
                                          over $500 million      0.85%
      Russell 2000(R) Index/(7)/          all assets             0.25%
      Franklin Templeton Small Cap Growth 1st $500 million       0.90%
                                          over $500 million      0.85%
      T. Rowe Price Small Cap Growth/(3)/ 1st $100 million       0.55%
                                          next $300 million      0.50%
                                          over $400 million      0.45%

   MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund Portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.


             SUB-INVESTMENT MANAGER           PORTFOLIO(S)
             -------------------------- --------------------------
             Metropolitan Life
               Insurance Company        MetLife Stock Index
                                        Lehman Brothers(R)
                                        Aggregate Bond Index
                                        Russell 2000(R) Index
                                        Morgan Stanley EAFE(R)
                                        Index
                                        MetLife Mid Cap Stock
                                        Index
             BlackRock Advisors, Inc.   BlackRock Bond Income
                                        BlackRock Investment Trust
                                        BlackRock Legacy Large
                                        Cap Growth
                                        BlackRock Large Cap Value
                                        BlackRock Strategic Value
                                        BlackRock Money Market
                                        Advisers, Inc.
                                        BlackRock Money Market
             T. Rowe Price Associates,  T. Rowe Price Small Cap
               Inc.                     Growth
                                        T. Rowe Price Large Cap
                                        Growth
             Harris Asociates, L.P.     Harris Oakmark Large Cap
                                        Value
                                        Harris Oakmark Focused
                                        Value
             Neuberger Berman           Neuberger Berman Mid Cap
               Management, Inc.         Value
             Franklin Advisers, Inc.    Franklin Templeton Small
                                        Cap Growth
             Western Asset Management   Western Asset Management
               Asset Management Company U.S. Government
                                        Western Asset Management
                                        Strategic Bond
                                        Opportunities
             Massachusetts Financial
               Services Company         MFS(R) Total Return
             Davis Selected Advisors,
               L.P.                     Davis Venture Value
             Loomis Sayles & Company,
               L.P.                     Loomis Sayles Small Cap
             Fidelity Management &
               Research Company         FI Value Leaders
                                        FI Mid Cap Opportunities


   MetLife Advisers has hired Standard & Poor's(R) Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the MetLife Conservative Allocation, the MetLife Conservative to Moderate Allocation, the MetLife Moderate Allocation, the MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios and to investments in the underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                         MET INVESTORS ADVISORY CORP.

   Met Investors LLC, a MetLife affiliate and the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of the Met Investors Fund Portfolios.

   As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:


PORTFOLIO                                                  ADVISORY FEE
-------------------------------- ----------------------------------------------------------------
PIMCO Total Return               0.50%

RCM Global Technology            0.90% of first $500 million of such assets plus
                                 0.85% of such assets over $500 million

T. Rowe Price Mid-Cap Growth     0.75%

MFS(R) Research International    0.80% of first $200 million of such assets plus
                                 0.75% of such assets over $200 million up to $500 million plus
                                 0.70% of such assets over $500 million up to $1 billion plus
                                 0.65% of such assets over $1 billion

PIMCO Inflation Protected Bond   0.50%

Cyclical Growth ETF              0.45%

Cyclical Growth and Income ETF   0.45%

Lord Abbett Bond Debenture       0.60% of first $250 million of such assets plus
                                 0.55% of such assets over $250 million up to $500 million plus
                                 0.50% of such assets over $500 million up to $1 billion plus
                                 0.45% of such assets over $1 billion

Lazard Mid-Cap                   0.70% of first $500 million of such assets plus
                                 0.675% of such assets over $500 million up to $1 billion plus
                                 0.60% of such assets over $1 billion

Met/AIM Small Cap Growth         0.90% of first $500 million of such assets plus
                                 0.85% of such assets over $500 million

Harris Oakmark International     0.85% of first $100 million of such assets plus
                                 0.80% of such assets over $100 million up to $1 billion plus
                                 0.75% of such assets over $1billion

Neuberger Berman Real Estate     0.70% of first $200 million of such assets plus
                                 0.65% of such assets over $200 million up to $750 million plus
                                 0.55% of such assets over $750 million

Oppenheimer Capital Appreciation 0.65% of first $150 million of such assets plus
                                 0.625% of such assets over $150 million up to $300 million plus
                                 0.60% of such assets over $300 million up to $500 million plus
                                 0.55% of such assets over $500 million
                                 when average monthly net assets exceed $1 billion, a discount of
                                 2.5% will be applied to the Portfolio's total conversion fees in that month

Third Avenue Small Cap Value     0.75% of first $1 billion of such assets plus
                                 0.70% of such assets over $1 billion

   Met Investors Advisory LLC pays each Met Investors Fund Portfolios' sub-investment manager a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.


   Massachusetts Financial Services Company is the sub-investment manager to the MFS(R) Research International Portfolios. Pacific Investment Management Company, LLC is the sub-investment manager to PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio. RCM Capital Management LLC is the sub-investment manager to the RCM Global Technology Portfolio.

   Lord Abbett & Co. is the sub-investment manager to the Lord Abbett Bond Debenture Portfolio. Harris Associates L.P. is the sub-investment manager to the Harris Oakmark International Portfolio. AIM Capital Management, Inc. is the investment manager to the Met/AIM Small Cap Growth Portfolio. OppenheimerFunds, Inc. is the sub-investment manager to the Oppenheimer Capital Appreciation Portfolio. Third Avenue Management LLC is the sub-investment manager to the Third Avenue Small Cap Value Portfolio. Neuberger Berman Management Incorporated is the sub-investment manager to the Neuberger Berman Real Estate Portfolio. Lazard Asset Management LLC is the sub-investment manager to the Lazard Mid Cap Portfolio. Gallatin Asset Management, Inc., a wholly-owned subsidiary of A.G. Edwards, Inc., is the investment manager for the Cyclical Growth ETF and the Cyclical Growth and Income ETF Portfolios.


                    CAPITAL RESEARCH AND MANAGEMENT COMPANY


   As compensation for its services, Capital Research and Management Company, the American Funds' investment manager, receives a monthly fee which is accrued daily, calculated at the annual rate of:

   AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND: 0.80% of first $600 million of net assets, plus 0.74% on assets in excess of $600 million but not exceeding $1 billion, plus 0.70% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.67% on net assets in excess of $2 billion;

   AMERICAN FUNDS GROWTH FUND: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1 billion, plus 0.42% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.37% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.35% on net assets greater than $3 billion but not exceeding $5 billion, plus 0.33% on net assets greater than $5 billion but not exceeding $8 billion, plus 0.315% on net assets greater than $8 billion but not exceeding $13 billion, plus 0.30% on net assets greater than $13 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.285% on net assets in excess of $27 billion; and

   AMERICAN FUNDS GROWTH-INCOME FUND: 0.50% of first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4 billion, plus 0.285% on net assets greater than $4 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13 billion, plus 0.235% on net assets greater than $13 billion but not exceeding $17 billion, plus 0.23% on net assets greater greater than $17 billion but not exceeding $21 billion, plus 0.225% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.222% on net assets in excess of $27 billion.

   AMERICAN FUNDS BOND FUND: 0.48% of the first $600 million of net assets, plus 0.44% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.40% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.36% on net assets in excess of $3.0 billion.


                                    CALVERT

   The Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment manager, a base monthly management fee equivalent to an annual rate of 0.425% of the Portfolio's average daily net assets.

   Calvert pays sub-investment management fees to Brown Capital Management, Inc., and SSgA Funds Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Balanced Portfolio.

   The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds prospectuses are attached at the end of the MetLife Financial Freedom Select Variable Annuity Prospectus.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time we advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value", "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+ 1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. We also quote yield on a seven day basis for the money market division. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\,/UV\0\)/(annualization factor)/]-1, where UV, represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Deferred Annuities, of up to 9% (generally) of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1 + T)/n/ = ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities as a result of different Separate Account charges and withdrawal charges.

   Average Annual total return ("Standard Performance") calculations reflect the Separate Account charge with the Standard Death Benefit, the additional Separate Account charge for the American Funds investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or Predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the investment division inception date, actual accumulation unit or annuity unit data is used.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.


   Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to an investment division. The second strategy is the "Index Selector/SM/". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account (or, if the models are available where the Fixed Interest Account is not made available, the BlackRock Money Market Division) in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.


   An Equity Generator Return or Index Selector Return for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The Return in each case will assume that no withdrawals or other unrelated transactions have occurred. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

   For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and that investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

   We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the terms between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

   Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or deferred annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's, the Calvert Fund's or American Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                     ERISA

   If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever you elect to:

      a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

      b. make certain withdrawals under plans for which a qualified consent is required;

      c. name someone other than the spouse as your beneficiary;

      d. use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

                                     TAXES

                                    GENERAL

   Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

   In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

                              DEFERRED ANNUITIES

   Generally, all contributions under the Deferred Annuities will be made on a "before tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your annuity are generally subject to income tax when distributed.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") has made certain changes to TSAs, SEPs and SIMPLE IRAs including:

[_] increasing the contribution limits for qualified retirement plans starting in 2002;

[_] adding "catch-up" contributions for taxpayers age 50 and above;

[_] adding expanded portability and tax-free opportunities; and

[_] all changes made by EGTRRA are scheduled to expire after 2010.

You should consult your tax adviser regarding these changes.

   TSA Annuities. These fall under section 403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under section 501(c)(3) of the Code.

   Except for the TSA Annuity under which the employer retains all rights on behalf of participants, your employer buys the Annuity for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your Section 403(b) arrangement before January 1, 1989 that were either paid into or earned under the Annuity or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other Section 403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre- tax contributions and their earnings); (d) after a participant dies, separates from service or becomes disabled (as defined in Code); (e) in the case of financial hardship (as defined in the Code) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under Section 403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds custodial arrangements even after such amounts are transferred to a Annuity.

   Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) requirement that there be a written plan document in addition to the annuity contract or
Section 403(b) (7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts, and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

   The proposed regulations will generally not be effective until taxable years beginning after December 31, 2005 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

   In general, contributions to Section 403(b) arrangements are subject to limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:


      FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR APPLICABLE DOLLAR LIMIT
      -------------------------------------------- -----------------------
                  2006 and thereafter.............         $15,000



   The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which cannot exceed $5000 for 2006 and thereafter, regardless of the number of plans in which the employee participates.


   Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions);
(6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; (8) timely made to reduce an elective deferral as allowed by the Code; or (9) after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payment.

   Withdrawals may be transferred to another section 403(b) funding vehicle or (for eligible rollover distributions) to an IRA or to another eligible qualified retirement plan as defined by the Code without Federal tax consequences if Code requirements are met. The Annuity is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Annuity must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or Contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after the participant's death. Generally, when the participant dies, we must make payment of your entire remaining interest under the Annuity over a period and in a manner allowed by the Code and regulations. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by December 31 of the year in which the participant would have reached age 70 1/2. If the Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA Annuity you own and to withdraw this amount in total from any one or more of the TSA Deferred Annuities you own.

   New rules effective for the 2006 distribution year, require that the interest in the Deferred Annuity subject to the minimum distribution requirements includes the value of all benefits (e.g. minimum death benefits) in addition to the account value. These rules are not entirely clear, consult your own tax advisor.

   The portion of a distribution from a TSA Deferred Annuity to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of an eligible retirement plan as defined under section 402(c)(8) of the Code. An eligible rollover distribution generally is the taxable portion of any TSA Deferred Annuity, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in section 401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; (h) certain withdrawals on account of financial hardship and (i) any other taxable distributions from any of these plans which are not eligible rollover distributions.

   For certain distributions after December 31, 2001, the otherwise non-taxable portion of the distribution may be an eligible rollover distribution if directly transferred or rolled over to an IRA or if directly transferred to another 403(b) plan which agrees to accept and separately account for it.

   All taxable distributions from TSA Deferred Annuities that are not eligible rollover distributions will be subject to Federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment.

   Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

   Each type of annuity is subject to various tax limitations. Typically, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the annuity (or in some cases from the plan or arrangement that purchased the annuity) before you are age 59 1/2.

   In general, income payments will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

   Under final income tax regulations, distributions under an income annuity may increase because the amount of the payments vary with the investment performance of the underlying assets or because of actuarial gains. Additionally, withdrawals and commutations may be allowed in certain circumstances. It is not clear whether your income annuity will satisfy minimum distribution rules. Consult your tax advisor prior to purchase.

   If you intend to choose a pay-out annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

   The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Deferred Annuity and the tax consequences of transferring money between investment divisions or between investment divisions and the Fixed Income Option.

   If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your income payments protect your spouse if you die before you receive any income payments under the annuity or if you die while income payments are being made. If your annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

   The rules as to what payments are subject to this provision are complex. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

   403(a) Annuities. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

   The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Excess contributions are subject to a 10% penalty. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Annuities are generally taxed according to the rules described under Section 72 of the Code. Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Annuity must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or Contract, the year you retire. Also, when you die, the entire remaining interest in the plan generally must be paid over a period and in a manner as allowed by the Code and regulations. The minimum distribution rules for 403(a) Annuities are similar to those rules summarized for TSAs.

   If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

                   SIMPLE IRAS ELIGIBILITY AND CONTRIBUTIONS

   To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

   If you are participating in a SIMPLE IRA plan you may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.


Note: The EGTRRA increased the maximum annual contribution limits for SIMPLE
      IRA's and added an additional "catch-up" provision for taxpayers age 50 and above. For 2005, the maximum annual contribution limit increased to $10,000.00 and participants 50 or older may contribute an Additional $1,500. The table below shows the deductible amount for each year including the increase in the deductible amount for the 50+catch-up, as provided under EGTRRA. The contribution limits in excess of $6,000 as provided under EGTRRA are set to return to the pre-EGTRRA limits after 2010 unless further action is taken by Congress.



                                CONTRIBUTION LIMIT FOR LIMIT FOR TAXPAYERS
     FOR TAX YEARS BEGINNING IN TAXPAYERS UNDER AGE 50  AGE 50 AND OLDER
     -------------------------- ---------------------- -------------------
        2006 and thereafter....        $10,000               $12,500


   Note: the Contribution limit above will be adjusted for inflation in years 2010.

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:


      FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR APPLICABLE DOLLAR LIMIT
      -------------------------------------------- -----------------------
                  2006 and thereafter.............         $15,000



   The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which cannot exceed $5000 for 2006 and thereafter, regardless of the number of plans in which the employee participates.


   You may also make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

   You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.

   ROLLOVERS Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account a qualified employer plan a section 403(a) plan, 403(b) annuity, or a 457(b) plan maintained by a government employer, as well as into another SIMPLE IRA or eligible retirement plan, as well as into another SIMPLE IRA.

   In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or after two years into a Traditional IRA or eligible retirement plan) within 60 days of the distribution.

   The rollover is "tax-free" in that no income tax will be due on account of the distribution or transfer. The funds rolled over, in addition to any annual contributions made to the new IRA or eligible retirement plan and any earnings thereon are ultimately taxed when they are distributed from the new IRA or eligible retirement plan.

   Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not subject to the 10% tax penalty, any modification to your Systematic Withdrawal Program payments before the later of age 591/2 or five years after beginning substantially equal periodic payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal payments.

   In the case of the premature distributions from a SIMPLE IRA, the tax penalty is increased to 25% during the first two years of participation in a SIMPLE IRA.

   Minimum distribution rules similar to those applicable to TSAs also apply to SIMPLE IRAs, except that the required beginning date is April 1st of the calendar year following the calendar year you attain age 70 1/2 in all cases.

                      SIMPLIFIED EMPLOYEE PENSION ("SEP")

   If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. In addition rules applicable to Traditional IRA annuities (including purchase payments, rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity.

  . Except for permissible contributions under the Code made in accordance with the employer's SEP permissible rollovers and direct transfers, purchase payments to SEPs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($4,000 for tax years 2005-2007). This amount reaches $5,000 in 2008 (adjusted for inflation thereafter).

  . Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

  . Purchase payments in excess of this amount may be subject to a penalty tax.

  . Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

  . These age and dollar limits do not apply to tax-free rollovers or transfers.


   Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2006, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($75,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($85,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


   Your entire interest in a SEP must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own SEP Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each Traditional IRA you own and to withdraw this amount in total from any one or more of the Traditional IRAs you own, including SEPs.

   Similar minimum distribution rules apply as in the case of SIMPLE IRAs.

   457(b) Annuity. 457(b) plans are available to State or local governments and certain tax-exempt organizations as described in Section 457 of the Code. These plans, which must meet the requirements of Section 457(b), provide certain tax deferral benefits to employees and independent contractors. These plans are not available to churches and qualified church-controlled organizations. A 457(b) plan maintained by the State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. Plan benefit deferrals, contributions and all income attributable to such amounts under 457(b) plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

   The compensation amounts that may be deferred under a 457(b) plan may not exceed certain deferral limits established under the Federal tax law. 457(b) plans maintained by State or local governmental employers are considered eligible retirement plans for purposes of the rollover rules and may also accept certain rollover contributions if permitted under the plan. Participants in 457(b) plans of state and local governments (but not participants in section 457(b) plans of Tax--Exempt employers) who attain age 50 prior to the end of the taxable year are also eligible to make catch-up contributions under the same limitations as apply for participants in Section 403(b) plans. Special one-time contribution limitation catch-up elections may also be available to participants in Section 457 (b) plans of both governmental and tax--exempt employers. Participants in governmental plans may not use both the age 50+ catch-up and the special one-time catch up in the same taxable year.

   In general, contribution limits with respect to elective deferrals and to age 50+ catch-up contributions (under governmental 457 (b) plans) are not aggregated with contributions under the types of qualified plans for purposed of determining the limitations applicable to participants.

   Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant has a severance from employment with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.

   Withdrawals must conform to the complex minimum distribution requirements of the Code (similar to those described for TSAs), including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to extent permitted under your plan or Contract, the year the participant retires. Premature withdrawals attributable to amounts rolled over from IRAs and other eligible retirement plans are subject to a 10% penalty tax. The exceptions applicable to qualified plans (other than IRAs) generally apply.

   457(b) plans maintained by State or local governmental employers may permit loans in accordance with Code rules and limitations.

   Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

                               INVESTOR CONTROL

   In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the Contract from being treated as the owner of the underlying separate account assets.

                        ACCUMULATION UNIT VALUE TABLES

   These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each investment division from year end to year-end (except the highest possible and lowest possible mix which are in the prospectus). The information in these tables has been derived from the Separate Account's full financial statements or other reports ( such as the annual report). The Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge.

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.45 SEPARATE ACCOUNT CHARGE



                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
                                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
                           -                             ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.00      $ 10.66          5.73
                                                         2003     10.66        16.09      1,265.00
                                                         2004     16.09        19.13      1,886.38
                                                         2005     19.13        23.57      2,642.31

American Funds Growth Division/(a)/..................... 2002     83.77        80.82          0.88
                                                         2003     80.82       108.71        566.83
                                                         2004    108.71       120.23        983.74
                                                         2005    120.23       137.35      1,729.74

American Funds Growth-Income Division/(a)/.............. 2002     69.29        64.98         62.06
                                                         2003     64.98        84.60        381.25
                                                         2004     84.60        91.80        818.54
                                                         2005     91.80        95.52      1,945.95

BlackRock Bond Income Division/(a)/..................... 2002     40.03        41.53          1.00
                                                         2003     41.53        43.22        960.63
                                                         2004     43.22        44.37      1,213.90
                                                         2005     44.37        44.68      2,842.84

BlackRock Investment Trust Division/(a)/................ 2002     49.11        46.54          0.00
                                                         2003     46.54        59.59          1.84
                                                         2004     59.59        64.96        300.12
                                                         2005     64.96        66.15        591.46

BlackRock Large Cap Value Division/(a)/................. 2002      8.60         7.90          0.00
                                                         2003      7.90        10.55          7.80
                                                         2004     10.55        11.77        168.62
                                                         2005     11.77        12.25        376.12

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     20.29        17.73          0.00
                                                         2003     17.73        23.63         29.08
                                                         2004     23.63        25.28         85.96
                                                         2005     25.28        26.60        336.05

BlackRock Money Market Division/(b)/.................... 2003     21.95        21.81          0.00
                                                         2004     21.81        21.65          0.00
                                                         2005     21.65        21.91          0.00

                                                        BEGINNING                 NUMBER OF
                                                         OF YEAR    END OF YEAR  ACCUMULATION
                                                       ACCUMULATION ACCUMULATION  UNITS END
                                                  YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
                        -                         ---- ------------ ------------ ------------
BlackRock Strategic Value Division/(a)/.......... 2002    $12.73       $10.80         99.16
                                                  2003     10.80        15.94      1,442.05
                                                  2004     15.94        18.08      4,733.00
                                                  2005     18.08        18.52      6,393.47

Calvert Social Balanced Division/(a)/............ 2002     17.21        16.88          0.00
                                                  2003     16.88        19.85        107.19
                                                  2004     19.85        21.18        344.88
                                                  2005     21.18        22.05        570.10

Davis Venture Value Division/(a)/................ 2002     22.11        21.51          0.92
                                                  2003     21.51        27.72        316.39
                                                  2004     27.72        30.59        957.99
                                                  2005     30.59        33.16      2,198.14

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.27         8.10          0.00
                                                  2003      8.10        11.34      1,615.46
                                                  2004     11.34        16.43      1,844.29
                                                  2005     16.43        17.27      3,246.37

FI Value Leaders Division/(a)/................... 2002     19.42        18.44          0.00
                                                  2003     18.44        23.06         94.75
                                                  2004     23.06        25.80        191.49
                                                  2005     25.80        28.08        549.01

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.73         6.23          0.00
                                                  2003      6.23         8.88        361.42
                                                  2004      8.88         9.73        688.78
                                                  2005      9.73        10.01        995.07

Harris Oakmark Focused Value Division/(a)/....... 2002     22.41        23.05        136.67
                                                  2003     23.05        30.06      1,004.28
                                                  2004     30.06        32.49      1,645.00
                                                  2005     32.49        35.13      2,964.48

Harris Oakmark International Division/(a)/....... 2002      9.88         8.82          1.12
                                                  2003      8.82        11.74        136.41
                                                  2004     11.74        13.94      3,721.58
                                                  2005     13.94        15.70      4,996.10

Harris Oakmark Large Cap Value Division/(a)/..... 2002      9.99         9.65        316.59
                                                  2003      9.65        11.91      1,436.68
                                                  2004     11.91        13.05      3,152.03
                                                  2005     13.05        12.65      5,072.08

Lazard Mid-Cap Division/(a)/..................... 2002      9.98         9.65          0.00
                                                  2003      9.65        12.01        549.58
                                                  2004     12.01        13.54      1,021.69
                                                  2005     13.54        14.42      1,448.25

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.69        12.21          2.43
                                                  2003     12.21        12.44      3,559.54
                                                  2004     12.44        12.73     15,666.74
                                                  2005     12.73        12.78     32,769.63

                                                     BEGINNING                 NUMBER OF
                                                      OF YEAR    END OF YEAR  ACCUMULATION
                                                    ACCUMULATION ACCUMULATION  UNITS END
                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
                      -                        ---- ------------ ------------ ------------
Loomis Sayles Small Cap Division/(a)/......... 2002    $18.77       $17.13          0.00
                                               2003     17.13        23.04         20.81
                                               2004     23.04        26.39        100.06
                                               2005     26.39        27.75        155.00

Lord Abbett Bond Debenture Division/(a)/...... 2002     13.22        13.51          0.00
                                               2003     13.51        15.87      1,323.54
                                               2004     15.87        16.92      2,050.17
                                               2005     16.92        16.92      3,620.71

Met/AIM Small Cap Growth Division/(a)/........ 2002      8.91         8.46          0.00
                                               2003      8.46        11.58          4.72
                                               2004     11.58        12.15        186.97
                                               2005     12.15        12.97        306.64

MetLife Mid Cap Stock Index Division/(a)/..... 2002      8.94         8.61          3.48
                                               2003      8.61        11.41      2,349.55
                                               2004     11.41        13.02      3,485.46
                                               2005     13.02        14.37      6,363.90

MetLife Stock Index Division/(a)/............. 2002     27.91        26.63          2.96
                                               2003     26.63        33.56      2,815.01
                                               2004     33.56        36.47      7,580.95
                                               2005     36.47        37.52     13,758.23

MFS(R) Research International Division/(a)/... 2002      7.79         7.28          2.88
                                               2003      7.28         9.47      2,924.17
                                               2004      9.47        11.16      3,434.16
                                               2005     11.16        12.81      3,797.02

MFS(R) Total Return Division/(a)/............. 2002     31.73        31.48          0.00
                                               2003     31.48        36.22        162.46
                                               2004     36.22        39.62      1,233.12
                                               2005     39.62        40.16      1,329.60

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.85         6.97        550.11
                                               2003      6.97         9.43      3,873.08
                                               2004      9.43        11.08      6,433.44
                                               2005     11.08        12.34      9,089.56

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     13.94        13.30          1.50
                                               2003     13.30        17.85        302.01
                                               2004     17.85        21.58        928.34
                                               2005     21.58        23.81      2,277.33

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.82        156.41
                                               2005     12.82        14.32      2,090.52

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.53         6.27          0.00
                                               2003      6.27         7.95        444.53
                                               2004      7.95         8.34      2,849.59
                                               2005      8.34         8.60      2,217.38

                                                                BEGINNING                 NUMBER OF
                                                                 OF YEAR    END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END
                                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
                            -                             ---- ------------ ------------ ------------
PIMCO Total Return Division/(a)/......................... 2002    $10.90       $11.34        333.34
                                                          2003     11.34        11.66      6,229.03
                                                          2004     11.66        12.06     10,445.98
                                                          2005     12.06        12.16     14,727.33

RCM Global Technology Division/(a)/...................... 2002      3.67         2.95          0.00
                                                          2003      2.95         4.59         80.88
                                                          2004      4.59         4.33        507.30
                                                          2005      4.33         4.74        954.08

Russell 2000(R) Index Division/(a)/...................... 2002      9.98         9.25          0.39
                                                          2003      9.25        13.28        856.01
                                                          2004     13.28        15.37      1,554.63
                                                          2005     15.37        15.80      2,943.50

T. Rowe Price Large Cap Growth Division/(a)/............. 2002      8.88         8.65          0.00
                                                          2003      8.65        11.15        385.28
                                                          2004     11.15        12.06      2,168.53
                                                          2005     12.06        12.64      3,914.84

T. Rowe Price Mid-Cap Growth Division/(a)/............... 2002      4.82         4.54          0.00
                                                          2003      4.54         6.11         59.54
                                                          2004      6.11         7.10      1,526.35
                                                          2005      7.10         8.02      3,928.80

T. Rowe Price Small Cap Growth Division/(a)/............. 2002      8.84         8.65        116.27
                                                          2003      8.65        12.02      1,333.24
                                                          2004     12.02        13.14      2,047.11
                                                          2005     13.14        14.34      1,363.39

Third Avenue Small Cap Value Division/(a)/............... 2002      9.02         8.22          0.00
                                                          2003      8.22        11.47          9.53
                                                          2004     11.47        14.30        214.83
                                                          2005     14.30        16.27        904.15

Western Asset Management Strategic Bond Opportunities
  Division/(a)/.......................................... 2002     15.99        16.92          0.00
                                                          2003     16.92        18.78        160.51
                                                          2004     18.78        19.67        549.20
                                                          2005     19.67        19.89        539.74

Western Asset Management U.S. Government Division/(a)/... 2002     15.04        15.49          0.00
                                                          2003     15.49        15.52        861.10
                                                          2004     15.52        15.70      2,184.14
                                                          2005     15.70        15.69      4,277.89

MetLife Aggressive Allocation Division/(e)/.............. 2005      9.99        11.14          0.00

MetLife Conservative Allocation Division/(e)/............ 2005      9.99        10.29      3,226.13

MetLife Conservative to Moderate Allocation Division/(e)/ 2005      9.99        10.51          0.00

MetLife Moderate Allocation Division/(e)/................ 2005      9.99        10.74        833.85

MetLife Moderate to Aggressive Allocation Division/(e)/.. 2005      9.99        10.97        331.12

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.40 SEPARATE ACCOUNT CHARGE



                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.03      $ 10.68          0.00
                                                         2003     10.68        16.14        248.94
                                                         2004     16.14        19.19        874.83
                                                         2005     19.19        23.66      3,034.21

American Funds Growth Division/(a)/..................... 2002     84.55        81.59          1.16
                                                         2003     81.59       109.80        213.24
                                                         2004    109.80       121.49        750.36
                                                         2005    121.49       138.86      1,130.53

American Funds Growth-Income Division/(a)/.............. 2002     69.94        65.60          0.00
                                                         2003     65.60        85.45        104.66
                                                         2004     85.45        92.76      1,079.47
                                                         2005     92.76        96.57      1,746.28

BlackRock Bond Income Division/(a)/..................... 2002     40.41        41.94          0.00
                                                         2003     41.94        43.66          1.59
                                                         2004     43.66        44.85        463.63
                                                         2005     44.85        45.18      1,569.21

BlackRock Investment Trust Division/(a)/................ 2002     49.58        47.00          0.00
                                                         2003     47.00        60.21          6.02
                                                         2004     60.21        65.66        428.83
                                                         2005     65.66        66.90        526.93

BlackRock Large Cap Value Division/(a)/................. 2002      8.60         7.91          0.00
                                                         2003      7.91        10.56        549.93
                                                         2004     10.56        11.79      1,211.71
                                                         2005     11.79        12.27      2,995.73

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     20.37        17.80          0.00
                                                         2003     17.80        23.74         79.46
                                                         2004     23.74        25.41        132.01
                                                         2005     25.41        26.75        252.46

BlackRock Money Market Division/(b)/.................... 2003     22.17        22.03          0.00
                                                         2004     22.03        21.89          0.00
                                                         2005     21.89        22.15          0.00

BlackRock Strategic Value Division/(a)/................. 2002     12.74        10.81          3.34
                                                         2003     10.81        15.97        971.23
                                                         2004     15.97        18.12      4,164.39
                                                         2005     18.12        18.57      4,090.64

Calvert Social Balanced Division/(a)/................... 2002     17.30        16.96          0.00
                                                         2003     16.96        19.96         92.43
                                                         2004     19.96        21.30      1,335.42
                                                         2005     21.30        22.20      1,304.11

                                                        BEGINNING                 NUMBER OF
                                                         OF YEAR    END OF YEAR  ACCUMULATION
                                                       ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                         ---- ------------ ------------ ------------
Davis Venture Value Division/(a)/................ 2002    $22.20       $21.60          0.00
                                                  2003     21.60        27.85        111.16
                                                  2004     27.85        30.75        748.08
                                                  2005     30.75        33.35      2,892.00

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.27         8.10          0.00
                                                  2003      8.10        11.35        264.68
                                                  2004     11.35        16.49        658.97
                                                  2005     16.49        17.35      1,509.50

FI Value Leaders Division/(a)/................... 2002     19.51        18.53          0.00
                                                  2003     18.53        23.18        475.08
                                                  2004     23.18        25.95        737.34
                                                  2005     25.95        28.26      1,354.18

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.73         6.24          0.00
                                                  2003      6.24         8.90      1,491.89
                                                  2004      8.90         9.75      1,919.95
                                                  2005      9.75        10.04      2,237.05

Harris Oakmark Focused Value Division/(a)/....... 2002     22.51        23.16          1.57
                                                  2003     23.16        30.23      2,361.98
                                                  2004     30.23        32.68      4,061.07
                                                  2005     32.68        35.36      4,889.45

Harris Oakmark International Division/(a)/....... 2002      9.89         8.83          0.00
                                                  2003      8.83        11.75          0.00
                                                  2004     11.75        13.96      1,291.02
                                                  2005     13.96        15.73      3,416.24

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.00         9.67          0.00
                                                  2003      9.67        11.94      4,378.71
                                                  2004     11.94        13.09      6,521.36
                                                  2005     13.09        12.70      7,622.54

Lazard Mid-Cap Division/(a)/..................... 2002      9.98         9.66          0.00
                                                  2003      9.66        12.02      1,288.94
                                                  2004     12.02        13.56      1,582.17
                                                  2005     13.56        14.45      1,753.16

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.71        12.23          0.00
                                                  2003     12.23        12.47      2,135.85
                                                  2004     12.47        12.77      7,143.10
                                                  2005     12.77        12.83      9,498.74

Loomis Sayles Small Cap Division/(a)/............ 2002     18.85        17.20          0.00
                                                  2003     17.20        23.15         38.65
                                                  2004     23.15        26.53        619.34
                                                  2005     26.53        27.91        951.90

                                                     BEGINNING                 NUMBER OF
                                                      OF YEAR    END OF YEAR  ACCUMULATION
                                                    ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                      ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Division/(a)/...... 2002    $13.26       $13.56          0.00
                                               2003     13.56        15.93         55.05
                                               2004     15.93        16.99      1,105.41
                                               2005     16.99        17.01      1,847.75

Met/AIM Small Cap Growth Division/(a)/........ 2002      8.91         8.47          0.00
                                               2003      8.47        11.60        500.68
                                               2004     11.60        12.17        569.56
                                               2005     12.17        13.00        610.19

MetLife Mid Cap Stock Index Division/(a)/..... 2002      8.95         8.62          8.43
                                               2003      8.62        11.43        871.20
                                               2004     11.43        13.05      4,139.79
                                               2005     13.05        14.41      5,382.64

MetLife Stock Index Division/(a)/............. 2002     28.08        26.79          0.00
                                               2003     26.79        33.79      3,560.51
                                               2004     33.79        36.74      9,069.67
                                               2005     36.74        37.82     13,139.50

MFS(R) Research International Division/(a)/... 2002      7.79         7.28          0.00
                                               2003      7.28         9.49         14.75
                                               2004      9.49        11.19         51.30
                                               2005     11.19        12.84        353.65

MFS(R) Total Return Division/(a)/............. 2002     31.97        31.73          0.00
                                               2003     31.73        36.52      1,001.40
                                               2004     36.52        39.97      1,401.55
                                               2005     39.97        40.54      2,395.40

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.86         6.98          0.00
                                               2003      6.98         9.45      1,749.85
                                               2004      9.45        11.12      6,950.94
                                               2005     11.12        12.38     10,074.83

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     13.97        13.33          0.00
                                               2003     13.33        17.90        832.96
                                               2004     17.90        21.65      2,085.00
                                               2005     21.65        23.89      5,035.38

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.83      2,370.18
                                               2005     12.83        14.33      4,213.75

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.54         6.28          0.00
                                               2003      6.28         7.96      1,369.01
                                               2004      7.96         8.35      1,564.27
                                               2005      8.35         8.62      1,786.40

PIMCO Total Return Division/(a)/.............. 2002     10.91        11.35          0.00
                                               2003     11.35        11.68      2,010.07
                                               2004     11.68        12.09      5,982.63
                                               2005     12.09        12.19      8,960.97

                                                                BEGINNING                 NUMBER OF
                                                                 OF YEAR    END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                 ---- ------------ ------------ ------------
RCM Global Technology Division/(a)/...................... 2002    $ 3.67       $ 2.96          0.00
                                                          2003      2.96         4.60        344.29
                                                          2004      4.60         4.34      1,006.93
                                                          2005      4.34         4.75      1,873.94

Russell 2000(R) Index Division/(a)/...................... 2002     10.00         9.27          0.00
                                                          2003      9.27        13.32        461.65
                                                          2004     13.32        15.42      2,348.12
                                                          2005     15.42        15.86      3,666.83

T. Rowe Price Large Cap Growth Division/(a)/............. 2002      8.89         8.67          0.00
                                                          2003      8.67        11.18        100.79
                                                          2004     11.18        12.10      2,980.22
                                                          2005     12.10        12.68      2,276.90

T. Rowe Price Mid-Cap Growth Division/(a)/............... 2002      4.83         4.54          0.00
                                                          2003      4.54         6.12        526.10
                                                          2004      6.12         7.11        981.52
                                                          2005      7.11         8.04      1,933.12

T. Rowe Price Small Cap Growth Division/(a)/............. 2002      8.86         8.67          0.00
                                                          2003      8.67        12.06          0.00
                                                          2004     12.06        13.20          6.04
                                                          2005     13.20        14.41        228.27

Third Avenue Small Cap Value Division/(a)/............... 2002      9.02         8.23          0.00
                                                          2003      8.23        11.48          0.00
                                                          2004     11.48        14.32          1.76
                                                          2005     14.32        16.30        230.07

Western Asset Management Strategic Bond Opportunities
  Division/(a)/.......................................... 2002     16.06        16.99          0.00
                                                          2003     16.99        18.87         51.08
                                                          2004     18.87        19.77        465.44
                                                          2005     19.77        20.00      1,665.10

Western Asset Management U.S. Government Division/(a)/... 2002     15.10        15.55          0.00
                                                          2003     15.55        15.59        119.97
                                                          2004     15.59        15.78        372.78
                                                          2005     15.78        15.78        884.03

MetLife Aggressive Allocation Division/(e)/.............. 2005      9.99        11.15          0.00

MetLife Conservative Allocation Division/(e)/............ 2005      9.99        10.29          0.00

MetLife Conservative to Moderate Allocation Division/(e)/ 2005      9.99        10.51      2,607.14

MetLife Moderate Allocation Division/(e)/................ 2005      9.99        10.74        527.34

MetLife Moderate to Aggressive Allocation Division/(e)/.. 2005      9.99        10.97      9,497.11

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.30 SEPARATE ACCOUNT CHARGE



                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.08      $ 10.73          0.69
                                                         2003     10.73        16.23      1,254.51
                                                         2004     16.23        19.32      7,105.46
                                                         2005     19.32        23.84     16,415.78

American Funds Growth Division/(a)/..................... 2002     86.12        83.15          0.00
                                                         2003     83.15       112.00      1,908.25
                                                         2004    112.00       124.06      5,585.20
                                                         2005    124.06       141.94      9,723.43

American Funds Growth-Income Division/(a)/.............. 2002     71.24        66.85         50.08
                                                         2003     66.85        87.16      3,013.83
                                                         2004     87.16        94.72      7,944.50
                                                         2005     94.72        98.71     11,558.81

BlackRock Bond Income Division/(a)/..................... 2002     41.18        42.76        271.77
                                                         2003     42.76        44.56      1,481.26
                                                         2004     44.56        45.82      5,624.95
                                                         2005     45.82        46.20      7,646.56

BlackRock Investment Trust Division/(a)/................ 2002     50.54        47.92          0.37
                                                         2003     47.92        61.45        591.57
                                                         2004     61.45        67.09      2,610.30
                                                         2005     67.09        68.42      3,234.00

BlackRock Large Cap Value Division/(a)/................. 2002      8.60         7.91          0.00
                                                         2003      7.91        10.58        207.85
                                                         2004     10.58        11.82      3,956.72
                                                         2005     11.82        12.32      5,567.18

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     20.53        17.94          0.00
                                                         2003     17.94        23.96         19.58
                                                         2004     23.96        25.67        383.03
                                                         2005     25.67        27.05        496.87

BlackRock Money Market Division/(b)/.................... 2003     22.61        22.49          0.00
                                                         2004     22.49        22.36          0.00
                                                         2005     22.36        22.65          0.00

BlackRock Strategic Value Division/(a)/................. 2002     12.77        10.84          0.00
                                                         2003     10.84        16.03      7,055.96
                                                         2004     16.03        18.20     17,455.80
                                                         2005     18.20        18.67     27,140.41

Calvert Social Balanced Division/(a)/................... 2002     17.46        17.13          5.79
                                                         2003     17.13        20.18      1,918.65
                                                         2004     20.18        21.57      4,593.81
                                                         2005     21.57        22.49      7,424.82

                                                        BEGINNING                 NUMBER OF
                                                         OF YEAR    END OF YEAR  ACCUMULATION
                                                       ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                         ---- ------------ ------------ ------------
Davis Venture Value Division/(a)/................ 2002    $22.37       $21.78          0.00
                                                  2003     21.78        28.11        664.92
                                                  2004     28.11        31.06      4,447.76
                                                  2005     31.06        33.72     13,592.62

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.27         8.10          0.00
                                                  2003      8.10        11.37         65.93
                                                  2004     11.37        16.62      2,034.83
                                                  2005     16.62        17.50      3,054.68

FI Value Leaders Division/(a)/................... 2002     19.69        18.71          0.00
                                                  2003     18.71        23.43         35.20
                                                  2004     23.43        26.26        177.38
                                                  2005     26.26        28.62      1,050.87

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.74         6.25          0.00
                                                  2003      6.25         8.92        861.82
                                                  2004      8.92         9.79      3,198.31
                                                  2005      9.79        10.08      4,278.03

Harris Oakmark Focused Value Division/(a)/....... 2002     22.72        23.39          0.00
                                                  2003     23.39        30.55      1,755.56
                                                  2004     30.55        33.07      5,787.83
                                                  2005     33.07        35.81     12,211.04

Harris Oakmark International Division/(a)/....... 2002      9.90         8.84          0.00
                                                  2003      8.84        11.78        208.96
                                                  2004     11.78        14.01      4,441.45
                                                  2005     14.01        15.80     16,084.95

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.04         9.71          0.00
                                                  2003      9.71        12.00     10,221.49
                                                  2004     12.00        13.17     18,229.30
                                                  2005     13.17        12.79     26,656.12

Lazard Mid-Cap Division/(a)/..................... 2002      9.99         9.67          0.00
                                                  2003      9.67        12.05      1,038.85
                                                  2004     12.05        13.61      2,361.56
                                                  2005     13.61        14.51      3,263.02

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.75        12.28          8.36
                                                  2003     12.28        12.54     20,085.04
                                                  2004     12.54        12.85     47,752.02
                                                  2005     12.85        12.92     92,725.98

Loomis Sayles Small Cap Division/(a)/............ 2002     19.00        17.35          0.00
                                                  2003     17.35        23.37        436.65
                                                  2004     23.37        26.82      1,219.11
                                                  2005     26.82        28.24      2,463.70

Lord Abbett Bond Debenture Division/(a)/......... 2002     13.34        13.65          0.00
                                                  2003     13.65        16.05        992.83
                                                  2004     16.05        17.14      5,397.78
                                                  2005     17.14        17.17     10,786.13

                                                     BEGINNING                 NUMBER OF
                                                      OF YEAR    END OF YEAR  ACCUMULATION
                                                    ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                      ---- ------------ ------------ ------------
Met/AIM Small Cap Growth Division/(a)/........ 2002    $ 8.92       $ 8.48          0.00
                                               2003      8.48        11.62        182.58
                                               2004     11.62        12.21        511.32
                                               2005     12.21        13.05      1,033.94

MetLife Mid Cap Stock Index Division/(a)/..... 2002      8.97         8.64        199.54
                                               2003      8.64        11.47      5,819.44
                                               2004     11.47        13.11     10,497.05
                                               2005     13.11        14.49     22,360.55

MetLife Stock Index Division/(a)/............. 2002     28.42        27.14          7.64
                                               2003     27.14        34.25      8,207.04
                                               2004     34.25        37.29     25,924.52
                                               2005     37.29        38.42     48,991.14

MFS(R) Research International Division/(a)/... 2002      7.81         7.30          0.00
                                               2003      7.30         9.51      1,173.20
                                               2004      9.51        11.23      4,798.84
                                               2005     11.23        12.91      8,939.85

MFS(R) Total Return Division/(a)/............. 2002     32.46        32.23          0.57
                                               2003     32.23        37.14      1,772.11
                                               2004     37.14        40.68      6,580.74
                                               2005     40.68        41.31     10,059.10

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.89         7.01        248.58
                                               2003      7.01         9.50     13,651.82
                                               2004      9.50        11.19     27,550.49
                                               2005     11.19        12.47     41,684.88

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.02        13.38          0.00
                                               2003     13.38        17.99      6,300.85
                                               2004     17.99        21.78     12,910.42
                                               2005     21.78        24.06     24,228.49

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.84      5,322.67
                                               2005     12.84        14.36     14,667.91

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.55         6.29          0.00
                                               2003      6.29         7.98        940.97
                                               2004      7.98         8.38      3,390.58
                                               2005      8.38         8.67      5,442.23

PIMCO Total Return Division/(a)/.............. 2002     10.93        11.37          0.00
                                               2003     11.37        11.71      4,216.29
                                               2004     11.71        12.13     18,810.86
                                               2005     12.13        12.25     41,307.11

RCM Global Technology Division/(a)/........... 2002      3.68         2.96          0.00
                                               2003      2.96         4.61      1,331.34
                                               2004      4.61         4.35      6,686.22
                                               2005      4.35         4.77      9,440.12

                                                                BEGINNING                 NUMBER OF
                                                                 OF YEAR    END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                 ---- ------------ ------------ ------------
Russell 2000(R) Index Division/(a)/...................... 2002    $10.04       $ 9.31          3.17
                                                          2003      9.31        13.39      5,292.97
                                                          2004     13.39        15.51     12,562.79
                                                          2005     15.51        15.97     19,201.60

T. Rowe Price Large Cap Growth Division/(a)/............. 2002      8.93         8.71          3.33
                                                          2003      8.71        11.24      2,228.75
                                                          2004     11.24        12.17      7,950.56
                                                          2005     12.17        12.77     12,533.58

T. Rowe Price Mid-Cap Growth Division/(a)/............... 2002      4.84         4.55          0.00
                                                          2003      4.55         6.14      2,759.96
                                                          2004      6.14         7.14      8,853.66
                                                          2005      7.14         8.08     18,443.49

T. Rowe Price Small Cap Growth Division/(a)/............. 2002      8.91         8.72          0.00
                                                          2003      8.72        12.14        283.40
                                                          2004     12.14        13.30      7,007.65
                                                          2005     13.30        14.53      8,186.87

Third Avenue Small Cap Value Division/(a)/............... 2002      9.02         8.23          0.00
                                                          2003      8.23        11.49         29.50
                                                          2004     11.49        14.35        474.81
                                                          2005     14.35        16.36      5,666.90

Western Asset Management Strategic Bond Opportunities
  Division/(a)/.......................................... 2002     16.18        17.13          0.00
                                                          2003     17.13        19.04        389.90
                                                          2004     19.04        19.98      6,424.70
                                                          2005     19.98        20.22     12,349.61

Western Asset Management U.S. Government Division/(a)/... 2002     15.21        15.68          0.00
                                                          2003     15.68        15.73        926.93
                                                          2004     15.73        15.95      5,024.99
                                                          2005     15.95        15.96     11,883.68

MetLife Aggressive Allocation Division/(e)/.............. 2005      9.99        11.15      3,359.18

MetLife Conservative Allocation Division/(e)/............ 2005      9.99        10.30      1,175.75

MetLife Conservative to Moderate Allocation Division/(e)/ 2005      9.99        10.52      2,212.95

MetLife Moderate Allocation Division/(e)/................ 2005      9.99        10.75     11,668.37

MetLife Moderate to Aggressive Allocation Division/(e)/.. 2005      9.99        10.98        309.33

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.25 SEPARATE ACCOUNT CHARGE



                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.10      $ 10.76        557.68
                                                         2003     10.76        16.28      9,980.89
                                                         2004     16.28        19.38     32,169.56
                                                         2005     19.38        23.94     53,815.74

American Funds Growth Division/(a)/..................... 2002     86.92        83.94        176.60
                                                         2003     83.94       113.13      2,601.77
                                                         2004    113.13       125.36     11,142.92
                                                         2005    125.36       143.50     20,806.09

American Funds Growth-Income Division/(a)/.............. 2002     71.90        67.48        199.45
                                                         2003     67.48        88.04      3,257.00
                                                         2004     88.04        95.72     12,708.35
                                                         2005     95.72        99.80     24,898.68

BlackRock Bond Income Division/(a)/..................... 2002     41.57        43.17          0.64
                                                         2003     43.17        45.02        540.42
                                                         2004     45.02        46.31      5,630.30
                                                         2005     46.31        46.72     11,847.49

BlackRock Investment Trust Division/(a)/................ 2002     51.02        48.39          0.00
                                                         2003     48.39        62.09        883.88
                                                         2004     62.09        67.81      2,900.48
                                                         2005     67.81        69.19      5,431.09

BlackRock Large Cap Value Division/(a)/................. 2002      8.60         7.91          1.23
                                                         2003      7.91        10.59      1,196.72
                                                         2004     10.59        11.84      7,231.85
                                                         2005     11.84        12.34     19,718.01

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     20.61        18.02          0.00
                                                         2003     18.02        24.07        673.68
                                                         2004     24.07        25.80      2,340.14
                                                         2005     25.80        27.20      4,215.16

BlackRock Money Market Division/(b)/.................... 2003     22.83        22.72          0.00
                                                         2004     22.72        22.60          0.00
                                                         2005     22.60        22.91          0.00

BlackRock Strategic Value Division/(a)/................. 2002     12.78        10.86        664.90
                                                         2003     10.86        16.05     11,564.49
                                                         2004     16.05        18.24     35,746.57
                                                         2005     18.24        18.72     63,891.80

Calvert Social Balanced Division/(a)/................... 2002     17.55        17.22          0.00
                                                         2003     17.22        20.29        777.36
                                                         2004     20.29        21.70      3,141.99
                                                         2005     21.70        22.64      5,951.19

                                                        BEGINNING                 NUMBER OF
                                                         OF YEAR    END OF YEAR  ACCUMULATION
                                                       ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                         ---- ------------ ------------ ------------
Davis Venture Value Division/(a)/................ 2002    $22.46       $21.87           0.00
                                                  2003     21.87        28.24       1,875.67
                                                  2004     28.24        31.22      11,457.85
                                                  2005     31.22        33.91      29,844.72

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.27         8.11           0.00
                                                  2003      8.11        11.38       3,054.16
                                                  2004     11.38        16.69       8,701.89
                                                  2005     16.69        17.58      12,151.14

FI Value Leaders Division/(a)/................... 2002     19.78        18.80           0.00
                                                  2003     18.80        23.56       2,175.01
                                                  2004     23.56        26.41       5,714.67
                                                  2005     26.41        28.81      12,826.61

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.74         6.25           1.07
                                                  2003      6.25         8.93       2,561.45
                                                  2004      8.93         9.80       4,385.38
                                                  2005      9.80        10.11       7,510.69

Harris Oakmark Focused Value Division/(a)/....... 2002     22.83        23.50           1.02
                                                  2003     23.50        30.71       7,695.71
                                                  2004     30.71        33.26      25,237.45
                                                  2005     33.26        36.04      44,612.30

Harris Oakmark International Division/(a)/....... 2002      9.90         8.84           0.00
                                                  2003      8.84        11.79       1,704.64
                                                  2004     11.79        14.03      14,362.17
                                                  2005     14.03        15.83      37,553.48

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.06         9.73         323.04
                                                  2003      9.73        12.03      20,898.58
                                                  2004     12.03        13.21      47,327.08
                                                  2005     13.21        12.83      81,629.90

Lazard Mid-Cap Division/(a)/..................... 2002     10.00         9.68          55.05
                                                  2003      9.68        12.06       3,497.54
                                                  2004     12.06        13.63       5,787.16
                                                  2005     13.63        14.54       9,521.77

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.78        12.31          17.54
                                                  2003     12.31        12.57      38,474.72
                                                  2004     12.57        12.89     102,915.96
                                                  2005     12.89        12.96     205,314.72

Loomis Sayles Small Cap Division/(a)/............ 2002     19.08        17.42           0.00
                                                  2003     17.42        23.49         430.45
                                                  2004     23.49        26.96       1,863.82
                                                  2005     26.96        28.40       4,900.94

                                                     BEGINNING                 NUMBER OF
                                                      OF YEAR    END OF YEAR  ACCUMULATION
                                                    ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                      ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Division/(a)/...... 2002    $13.38       $13.69           0.00
                                               2003     13.69        16.12       1,981.64
                                               2004     16.12        17.21       8,587.43
                                               2005     17.21        17.26      23,450.00

Met/AIM Small Cap Growth Division/(a)/........ 2002      8.92         8.48           0.00
                                               2003      8.48        11.64         378.03
                                               2004     11.64        12.23       1,643.36
                                               2005     12.23        13.08       3,940.90

MetLife Mid Cap Stock Index Division/(a)/..... 2002      8.98         8.65         187.20
                                               2003      8.65        11.49      13,757.52
                                               2004     11.49        13.13      32,870.98
                                               2005     13.13        14.53      59,192.70

MetLife Stock Index Division/(a)/............. 2002     28.60        27.31         444.58
                                               2003     27.31        34.49      11,042.87
                                               2004     34.49        37.56      54,080.78
                                               2005     37.56        38.72     114,095.58

MFS(R) Research International Division/(a)/... 2002      7.81         7.31           3.60
                                               2003      7.31         9.53       2,237.70
                                               2004      9.53        11.25       9,928.64
                                               2005     11.25        12.94      15,108.88

MFS(R) Total Return Division/(a)/............. 2002     32.71        32.48           0.00
                                               2003     32.48        37.45         813.24
                                               2004     37.45        41.05       3,319.32
                                               2005     41.05        41.69       7,916.83

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.91         7.03         405.39
                                               2003      7.03         9.53      21,562.40
                                               2004      9.53        11.22      53,078.66
                                               2005     11.22        12.51     111,871.57

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.04        13.41           0.00
                                               2003     13.41        18.03       1,999.23
                                               2004     18.03        21.85      13,686.43
                                               2005     21.85        24.15      38,654.06

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.84      11,581.70
                                               2005     12.84        14.37      42,000.82

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.55         6.30         490.13
                                               2003      6.30         7.99       1,297.22
                                               2004      7.99         8.40       7,973.79
                                               2005      8.40         8.69      15,056.60

PIMCO Total Return Division/(a)/.............. 2002     10.93        11.38           1.97
                                               2003     11.38        11.73      14,215.84
                                               2004     11.73        12.16      41,826.85
                                               2005     12.16        12.28      89,228.83

                                                                BEGINNING                 NUMBER OF
                                                                 OF YEAR    END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                 ---- ------------ ------------ ------------
RCM Global Technology Division/(a)/...................... 2002    $ 3.68       $ 2.96          2.35
                                                          2003      2.96         4.62      6,716.30
                                                          2004      4.62         4.36     24,603.44
                                                          2005      4.36         4.78     25,580.43

Russell 2000(R) Index Division/(a)/...................... 2002     10.06         9.32        128.23
                                                          2003      9.32        13.42      8,854.14
                                                          2004     13.42        15.56     20,312.33
                                                          2005     15.56        16.03     37,877.46

T. Rowe Price Large Cap Growth Division/(a)/............. 2002      8.94         8.72          0.00
                                                          2003      8.72        11.27      3,241.49
                                                          2004     11.27        12.21     12,433.77
                                                          2005     12.21        12.82     23,203.64

T. Rowe Price Mid-Cap Growth Division/(a)/............... 2002      4.84         4.55          0.00
                                                          2003      4.55         6.15      2,513.05
                                                          2004      6.15         7.15     12,867.84
                                                          2005      7.15         8.10     36,733.24

T. Rowe Price Small Cap Growth Division/(a)/............. 2002      8.93         8.75         90.72
                                                          2003      8.75        12.18      1,207.58
                                                          2004     12.18        13.35      7,339.04
                                                          2005     13.35        14.60     11,013.68

Third Avenue Small Cap Value Division/(a)/............... 2002      9.02         8.24          0.00
                                                          2003      8.24        11.50      1,575.16
                                                          2004     11.50        14.37      3,402.20
                                                          2005     14.37        16.39     14,846.86

Western Asset Management Strategic Bond Opportunities
  Division/(a)/.......................................... 2002     16.24        17.20          0.00
                                                          2003     17.20        19.13      6,448.48
                                                          2004     19.13        20.08     18,309.18
                                                          2005     20.08        20.34     26,774.36

Western Asset Management U.S. Government Division/(a)/... 2002     15.27        15.74          0.00
                                                          2003     15.74        15.80      1,102.58
                                                          2004     15.80        16.03      9,814.61
                                                          2005     16.03        16.05     26,071.81

MetLife Aggressive Allocation Division/(e)/.............. 2005      9.99        11.16      6,449.53

MetLife Conservative Allocation Division/(e)/............ 2005      9.99        10.31         32.51

MetLife Conservative to Moderate Allocation Division/(e)/ 2005      9.99        10.52     14,398.27

MetLife Moderate Allocation Division/(e)/................ 2005      9.99        10.75     13,532.17

MetLife Moderate to Aggressive Allocation Division/(e)/.. 2005      9.99        10.98     48,337.02

                       METLIFE FINANCIAL FREEDOM SELECT
                         0.95 SEPARATE ACCOUNT CHARGE



                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.26      $ 10.91          0.00
                                                         2003     10.91        16.56          0.00
                                                         2004     16.56        19.77          0.00
                                                         2005     19.77        24.49          0.00

American Funds Growth Division/(a)/..................... 2002     91.86        88.84          0.00
                                                         2003     88.84       120.09          0.00
                                                         2004    120.09       133.48         93.00
                                                         2005    133.48       153.25        117.55

American Funds Growth-Income Division/(a)/.............. 2002     75.98        71.42         83.36
                                                         2003     71.42        93.45        108.72
                                                         2004     93.45       101.91          0.00
                                                         2005    101.91       106.58          0.00

BlackRock Bond Income Division/(a)/..................... 2002     44.00        45.76          0.00
                                                         2003     45.76        47.85          0.00
                                                         2004     47.85        49.38          0.00
                                                         2005     49.38        49.97          0.00

BlackRock Investment Trust Division/(a)/................ 2002     54.02        51.32          0.00
                                                         2003     51.32        66.03          0.00
                                                         2004     66.03        72.34          0.00
                                                         2005     72.34        74.03          0.00

BlackRock Large Cap Value Division/(a)/................. 2002      8.61         7.93          0.00
                                                         2003      7.93        10.64          0.00
                                                         2004     10.64        11.93      1,049.86
                                                         2005     11.93        12.48      1,334.96

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     21.09        18.47          0.00
                                                         2003     18.47        24.74          0.00
                                                         2004     24.74        26.60          0.00
                                                         2005     26.60        28.13          0.00

BlackRock Money Market Division/(b)/.................... 2003     24.22        24.15          0.00
                                                         2004     24.15        24.10          0.00
                                                         2005     24.10        24.50          0.00

BlackRock Strategic Value Division/(a)/................. 2002     12.86        10.94          0.00
                                                         2003     10.94        16.22          0.00
                                                         2004     16.22        18.49        703.07
                                                         2005     18.49        19.03        888.99

Calvert Social Balanced Division/(a)/................... 2002     18.07        17.75          0.00
                                                         2003     17.75        20.98          0.00
                                                         2004     20.98        22.50          0.00
                                                         2005     22.50        23.55          0.00

                                                        BEGINNING                 NUMBER OF
                                                         OF YEAR    END OF YEAR  ACCUMULATION
                                                       ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                         ---- ------------ ------------ ------------
Davis Venture Value Division/(a)/................ 2002    $22.98       $22.41         0.00
                                                  2003     22.41        29.02         0.00
                                                  2004     29.02        32.19         0.00
                                                  2005     32.19        35.07         0.00

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.28         8.12         0.00
                                                  2003      8.12        11.43         0.00
                                                  2004     11.43        17.09         0.00
                                                  2005     17.09        18.05         0.00

FI Value Leaders Division/(a)/................... 2002     20.33        19.36       238.42
                                                  2003     19.36        24.32       340.41
                                                  2004     24.32        27.35         0.00
                                                  2005     27.35        29.92         0.00

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.77         6.28         0.00
                                                  2003      6.28         9.00         0.00
                                                  2004      9.00         9.91         0.00
                                                  2005      9.91        10.25         0.00

Harris Oakmark Focused Value Division/(a)/....... 2002     23.46        24.19         0.00
                                                  2003     24.19        31.71         0.00
                                                  2004     31.71        34.45         0.00
                                                  2005     34.45        37.43         0.00

Harris Oakmark International Division/(a)/....... 2002      9.92         8.88         0.00
                                                  2003      8.88        11.87         0.00
                                                  2004     11.87        14.17         0.00
                                                  2005     14.17        16.03         0.00

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.17         9.85         0.00
                                                  2003      9.85        12.22         0.00
                                                  2004     12.22        13.46         0.00
                                                  2005     13.46        13.11         0.00

Lazard Mid-Cap Division/(a)/..................... 2002     10.02         9.71       548.23
                                                  2003      9.71        12.14       653.11
                                                  2004     12.14        13.76         0.00
                                                  2005     13.76        14.73         0.00

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     11.91        12.46         0.00
                                                  2003     12.46        12.76         0.00
                                                  2004     12.76        13.13         0.00
                                                  2005     13.13        13.25         0.00

Loomis Sayles Small Cap Division/(a)/............ 2002     19.56        17.88         0.00
                                                  2003     17.88        24.18         0.00
                                                  2004     24.18        27.84         0.00
                                                  2005     27.84        29.42         0.00

Lord Abbett Bond Debenture Division/(a)/......... 2002     13.63        13.97         0.00
                                                  2003     13.97        16.49         0.00
                                                  2004     16.49        17.67         0.00
                                                  2005     17.67        17.76         0.00

                                                     BEGINNING                 NUMBER OF
                                                      OF YEAR    END OF YEAR  ACCUMULATION
                                                    ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                      ---- ------------ ------------ ------------
Met/AIM Small Cap Growth Division/(a)/........ 2002    $ 8.94       $ 8.51          0.00
                                               2003      8.51        11.71          0.00
                                               2004     11.71        12.35          0.00
                                               2005     12.35        13.25          0.00

MetLife Mid Cap Stock Index Division/(a)/..... 2002      9.03         8.71          0.00
                                               2003      8.71        11.61          0.00
                                               2004     11.61        13.31          0.00
                                               2005     13.31        14.77          0.00

MetLife Stock Index Division/(a)/............. 2002     29.66        28.37          0.00
                                               2003     28.37        35.93          0.00
                                               2004     35.93        39.25          0.00
                                               2005     39.25        40.58          0.00

MFS(R) Research International Division/(a)/... 2002      7.84         7.35          0.00
                                               2003      7.35         9.61          0.00
                                               2004      9.61        11.38          0.00
                                               2005     11.38        13.13          0.00

MFS(R) Total Return Division/(a)/............. 2002     34.23        34.05          0.00
                                               2003     34.05        39.37          0.00
                                               2004     39.37        43.28          0.00
                                               2005     43.28        44.10          0.00

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      8.00         7.12        330.63
                                               2003      7.12         9.67        661.18
                                               2004      9.67        11.43      1,161.83
                                               2005     11.43        12.79      1,457.54

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.20        13.58          0.00
                                               2003     13.58        18.32          0.00
                                               2004     18.32        22.25          0.00
                                               2005     22.25        24.67          0.00

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.87          0.00
                                               2005     12.87        14.44          0.00

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.58         6.33          0.00
                                               2003      6.33         8.06          0.00
                                               2004      8.06         8.50          0.00
                                               2005      8.50         8.82          0.00

PIMCO Total Return Division/(a)/.............. 2002     10.98        11.45        433.98
                                               2003     11.45        11.83        635.34
                                               2004     11.83        12.30          0.00
                                               2005     12.30        12.46          0.00

RCM Global Technology Division/(a)/........... 2002      3.69         2.98          0.00
                                               2003      2.98         4.66          0.00
                                               2004      4.66         4.41          0.00
                                               2005      4.41         4.85          0.00

                                                                BEGINNING                 NUMBER OF
                                                                 OF YEAR    END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                 ---- ------------ ------------ ------------
Russell 2000(R) Index Division/(a)/...................... 2002   $`10.17       $ 9.44          0.00
                                                          2003      9.44        13.63          0.00
                                                          2004     13.63        15.85          0.00
                                                          2005     15.85        16.38          0.00

T. Rowe Price Large Cap Growth Division/(a)/............. 2002      9.04         8.83          0.00
                                                          2003      8.83        11.44          0.00
                                                          2004     11.44        12.44          0.00
                                                          2005     12.44        13.10          0.00

T. Rowe Price Mid-Cap Growth Division/(a)/............... 2002      4.86         4.58          0.00
                                                          2003      4.58         6.20          0.00
                                                          2004      6.20         7.24          0.00
                                                          2005      7.24         8.22          0.00

T. Rowe Price Small Cap Growth Division/(a)/............. 2002      9.08         8.90          0.00
                                                          2003      8.90        12.43          0.00
                                                          2004     12.43        13.67        903.53
                                                          2005     13.67        14.99      1,147.98

Third Avenue Small Cap Value Division/(a)/............... 2002      9.03         8.25          0.00
                                                          2003      8.25        11.56          0.00
                                                          2004     11.56        14.49          0.00
                                                          2005     14.49        16.58          0.00

Western Asset Management Strategic Bond Opportunities
  Division/(a)/.......................................... 2002     16.62        17.63          0.00
                                                          2003     17.63        19.66          0.00
                                                          2004     19.66        20.70          0.00
                                                          2005     20.70        21.03          0.00

Western Asset Management U.S. Government Division/(a)/... 2002     15.63        16.14          0.00
                                                          2003     16.14        16.24          0.00
                                                          2004     16.24        16.52          0.00
                                                          2005     16.52        16.60          0.00

MetLife Aggressive Allocation Division/(e)/.............. 2005      9.99        11.18          0.00

MetLife Conservative Allocation Division/(e)/............ 2005      9.99        10.33          0.00

MetLife Conservative to Moderate Allocation Division/(e)/ 2005      9.99        10.54          0.00

MetLife Moderate Allocation Division/(e)/................ 2005      9.99        10.78          0.00

MetLife Moderate to Aggressive Allocation Division/(e)/.. 2005      9.99        11.00          0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                         0.60 SEPARATE ACCOUNT CHARGE



                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(a)/ 2002   $ 12.44      $ 11.09         0.00
                                                         2003     11.09        16.89         0.00
                                                         2004     16.89        20.24        60.51
                                                         2005     20.24        25.16       128.70

American Funds Growth Division/(a)/..................... 2002     97.98        94.91         0.00
                                                         2003     94.91       128.75         4.61
                                                         2004    128.75       143.61        20.17
                                                         2005    143.61       165.46        38.07

American Funds Growth-Income Division/(a)/.............. 2002     81.05        76.30         0.00
                                                         2003     76.30       100.19       136.86
                                                         2004    100.19       109.65       232.41
                                                         2005    109.65       115.07       307.05

BlackRock Bond Income Division/(a)/..................... 2002     47.00        48.96         0.00
                                                         2003     48.96        51.39         0.00
                                                         2004     51.39        53.21        15.09
                                                         2005     53.21        54.03        88.59

BlackRock Investment Trust Division/(a)/................ 2002     57.75        54.95         0.00
                                                         2003     54.95        70.95         0.00
                                                         2004     70.95        78.00         0.00
                                                         2005     78.00        80.11         0.00

BlackRock Large Cap Value Division/(a)/................. 2002      8.61         7.95         0.00
                                                         2003      7.95        10.70         0.00
                                                         2004     10.70        12.04         0.00
                                                         2005     12.04        12.64         0.00

BlackRock Legacy Large Cap Growth Division/(a)/......... 2002     21.67        19.00         0.00
                                                         2003     19.00        25.54         0.00
                                                         2004     25.54        27.57         0.00
                                                         2005     27.57        29.25         0.00

BlackRock Money Market Division/(b)/.................... 2003     25.95        25.93         0.00
                                                         2004     25.93        25.97         0.00
                                                         2005     25.97        26.49         0.00

BlackRock Strategic Value Division/(a)/................. 2002     12.95        11.03         0.00
                                                         2003     11.03        16.42         0.00
                                                         2004     16.42        18.78         0.00
                                                         2005     18.78        19.40         0.00

Calvert Social Balanced Division/(a)/................... 2002     18.69        18.40         0.00
                                                         2003     18.40        21.82         0.00
                                                         2004     21.82        23.48         0.00
                                                         2005     23.48        24.66         0.00

                                                        BEGINNING                 NUMBER OF
                                                         OF YEAR    END OF YEAR  ACCUMULATION
                                                       ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                         ---- ------------ ------------ ------------
Davis Venture Value Division/(a)/................ 2002    $23.61       $23.06         0.00
                                                  2003     23.06        29.97         0.00
                                                  2004     29.97        33.35         0.00
                                                  2005     33.35        36.47         0.00

FI Mid Cap Opportunities Division/(a)(c)/........ 2002      8.29         8.14         0.00
                                                  2003      8.14        11.50         0.00
                                                  2004     11.50        17.56         0.00
                                                  2005     17.56        18.62         0.00

FI Value Leaders Division/(a)/................... 2002     21.00        20.02         0.00
                                                  2003     20.02        25.25         0.00
                                                  2004     25.25        28.49         0.00
                                                  2005     28.49        31.28         0.00

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.80         6.32         0.00
                                                  2003      6.32         9.09       101.01
                                                  2004      9.09        10.04       355.78
                                                  2005     10.04        10.42       551.61

Harris Oakmark Focused Value Division/(a)/....... 2002     24.23        25.03         0.00
                                                  2003     25.03        32.92        18.37
                                                  2004     32.92        35.88        69.12
                                                  2005     35.88        39.13       130.26

Harris Oakmark International Division/(a)/....... 2002      9.95         8.91         0.00
                                                  2003      8.91        11.96         0.00
                                                  2004     11.96        14.33         0.00
                                                  2005     14.33        16.27         0.00

Harris Oakmark Large Cap Value Division/(a)/..... 2002     10.30         9.99         0.00
                                                  2003      9.99        12.44        46.66
                                                  2004     12.44        13.75       178.91
                                                  2005     13.75        13.44       365.40

Lazard Mid-Cap Division/(a)/..................... 2002     10.04         9.76         0.00
                                                  2003      9.76        12.24         0.00
                                                  2004     12.24        13.92         0.00
                                                  2005     13.92        14.95         0.00

Lehman Brothers(R) Aggregate Bond Division/(a)/.. 2002     12.06        12.65         0.00
                                                  2003     12.65        13.00        89.65
                                                  2004     13.00        13.41       173.19
                                                  2005     13.41        13.58       242.15

Loomis Sayles Small Cap Division/(a)/............ 2002     20.13        18.44         0.00
                                                  2003     18.44        25.01         0.00
                                                  2004     25.01        28.90         0.00
                                                  2005     28.90        30.64         0.00

Lord Abbett Bond Debenture Division/(a)/......... 2002     13.93        14.30         0.00
                                                  2003     14.30        16.94         0.00
                                                  2004     16.94        18.21         0.00
                                                  2005     18.21        18.38         0.00

                                                     BEGINNING                 NUMBER OF
                                                      OF YEAR    END OF YEAR  ACCUMULATION
                                                    ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                      ---- ------------ ------------ ------------
Met/AIM Small Cap Growth Division/(a)/........ 2002    $ 8.96       $ 8.55         0.00
                                               2003      8.55        11.81         0.00
                                               2004     11.81        12.49       130.70
                                               2005     12.49        13.44       321.15

MetLife Mid Cap Stock Index Division/(a)/..... 2002      9.09         8.79         0.00
                                               2003      8.79        11.76       103.65
                                               2004     11.76        13.52       194.33
                                               2005     13.52        15.06       261.98

MetLife Stock Index Division/(a)/............. 2002     30.96        29.65         0.00
                                               2003     29.65        37.69        33.05
                                               2004     37.69        41.32        91.42
                                               2005     41.32        42.87       160.04

MFS(R) Research International Division/(a)/... 2002      7.88         7.40         0.00
                                               2003      7.40         9.71         0.00
                                               2004      9.71        11.54         0.00
                                               2005     11.54        13.35         0.00

MFS(R) Total Return Division/(a)/............. 2002     36.10        35.97         0.00
                                               2003     35.97        41.74        24.70
                                               2004     41.74        46.05        50.36
                                               2005     46.05        47.08        70.56

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      8.10         7.22         0.00
                                               2003      7.22         9.85         0.00
                                               2004      9.85        11.68         0.00
                                               2005     11.68        13.11         0.00

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.38        13.78         0.00
                                               2003     13.78        18.65         0.00
                                               2004     18.65        22.74         0.00
                                               2005     22.74        25.30         0.00

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.90         0.00
                                               2005     12.90        14.52         0.00

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.61         6.37         0.00
                                               2003      6.37         8.15         0.00
                                               2004      8.15         8.62         0.00
                                               2005      8.62         8.97         0.00

PIMCO Total Return Division/(a)/.............. 2002     11.03        11.52         0.00
                                               2003     11.52        11.95        80.37
                                               2004     11.95        12.47       170.86
                                               2005     12.47        12.67       244.94

RCM Global Technology Division/(a)/........... 2002      3.71         3.00         0.00
                                               2003      3.00         4.70         0.00
                                               2004      4.70         4.47         0.00
                                               2005      4.47         4.94         0.00

                                                                BEGINNING                 NUMBER OF
                                                                 OF YEAR    END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                 ---- ------------ ------------ ------------
Russell 2000(R) Index Division/(a)/...................... 2002    $10.30       $ 9.58         0.00
                                                          2003      9.58        13.88        90.86
                                                          2004     13.88        16.20       167.76
                                                          2005     16.20        16.79       226.95

T. Rowe Price Large Cap Growth Division/(a)/............. 2002      9.16         8.96         0.00
                                                          2003      8.96        11.65         0.00
                                                          2004     11.65        12.71         0.00
                                                          2005     12.71        13.43         0.00

T. Rowe Price Mid-Cap Growth Division/(a)/............... 2002      4.88         4.61         0.00
                                                          2003      4.61         6.26         0.00
                                                          2004      6.26         7.34         0.00
                                                          2005      7.34         8.36         0.00

T. Rowe Price Small Cap Growth Division/(a)/............. 2002      9.25         9.09         0.00
                                                          2003      9.09        12.74         0.00
                                                          2004     12.74        14.05         0.00
                                                          2005     14.05        15.46         0.00

Third Avenue Small Cap Value Division/(a)/............... 2002      9.03         8.27         0.00
                                                          2003      8.27        11.63         0.00
                                                          2004     11.63        14.63         0.00
                                                          2005     14.63        16.79         0.00

Western Asset Management Strategic Bond Opportunities
  Division/(a)/.......................................... 2002     17.08        18.14         0.00
                                                          2003     18.14        20.30         0.00
                                                          2004     20.30        21.45         0.00
                                                          2005     21.45        21.87         0.00

Western Asset Management U.S. Government Division/(a)/... 2002     16.05        16.60         0.00
                                                          2003     16.60        16.77        56.86
                                                          2004     16.77        17.12       122.11
                                                          2005     17.12        17.26       176.32

MetLife Aggressive Allocation Division/(e)/.............. 2005      9.99        11.21         0.00

MetLife Conservative Allocation Division/(e)/............ 2005      9.99        10.35         0.00

MetLife Conservative to Moderate Allocation Division/(e)/ 2005      9.99        10.57         0.00

MetLife Moderate Allocation Division/(e)/................ 2005      9.99        10.80         0.00

MetLife Moderate to Aggressive Allocation Division/(e)/.. 2005      9.99        11.03         0.00



--------

/(a) /The inception date of the Deferred Annuity was July 12, 2002


/(b) /Inception Date: May 1, 2003

/(c) /The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values and number of accumulation units reflect the history prior to May 1, 2004 of the division which no longer exists.

/(d) /Inception Date: May 1, 2004.


/(e) /Inception Date: May 1, 2005.